                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]      Preliminary proxy statement

[ ]      Definitive proxy statement

[ ]      Definitive additional materials

[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          MAIN STREET BANKSHARES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          MAIN STREET BANKSHARES, INC.
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)      Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

-------------------------------------------------------------------------------

(2)      Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

(3)      Filing party:

-------------------------------------------------------------------------------

(4)      Date filed:

-------------------------------------------------------------------------------

                          MAIN STREET BANKSHARES, INC.

                              325 EAST FRONT STREET
                        STATESVILLE, NORTH CAROLINA 28677
                            TELEPHONE: (704) 871-1100

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, JULY 9, 2002

To the Shareholders:

         The 2002 Annual Meeting of the Shareholders of Main Street BankShares, Inc. (the "Corporation") will be held:

         -        Tuesday, July 9, 2002

         -        11:00 a.m., local time

         - Statesville Civic Center 300 South Center Street, Statesville, Iredell County, North Carolina

or at any adjournments thereof, for the following purposes:

         - To consider the approval of the Agreement and Plan of Reorganization and Merger between Yadkin Valley Bank and Trust Company and the Corporation and its subsidiary, Piedmont Bank, whereby the Corporation and Piedmont will be merged with and into Yadkin.

         - To elect four directors to serve until such time as the Corporation and Piedmont are merged with and into Yadkin or, if such merger is not approved, a four-year term until the Annual Meeting of Shareholders in 2006, or until their successors have been elected and qualified.

         - To transact such other businesses as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on May 22, 2002, are entitled to notice of the meeting, and to vote at the meeting and any adjournments thereof. The Corporation's stock transfer books will not be closed.

         Please complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please return the enclosed proxy. By doing so, you will not give up the right to vote at the meeting. If you return the proxy and then attend the meeting, you may notify the Secretary that you wish to vote in person, and the Bank will disregard the proxy you return. Failure to vote will have the same effect as votes against the agreement and plan of reorganization and merger.

                                          By order of the Board of Directors,



                                          WILLIAM A. LONG
                                          President

Date:  June __, 2002

                     JOINT PROXY STATEMENT/OFFERING CIRCULAR

                      YADKIN VALLEY BANK AND TRUST COMPANY
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 25, 2002

                          MAIN STREET BANKSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 9, 2002

                                  JUNE 6, 2002

                    JOINT PROXY STATEMENT / OFFERING CIRCULAR

The Boards of Directors of Yadkin Valley Bank and Trust Company ("Yadkin") and Main Street BankShares, Inc. ("Main Street") have agreed to a transaction that will result in Main Street and its subsidiary, Piedmont Bank ("Piedmont"), each being merged into Yadkin. Some important facts about the mergers are listed below.

FACTS FOR MAIN STREET'S SHAREHOLDERS.                                   FACTS FOR YADKIN'S SHAREHOLDERS.
-        Main Street and Piedmont each will be merged                   -        Main Street and Piedmont each will be merged
into Yadkin.                                                            into Yadkin.

-        In the mergers, you will receive 1.68 shares                   -        In the mergers, you will keep the Yadkin
of Yadkin common stock OR $18.50 in cash for each                       common stock you own, and your rights as a
Main Street share you own.                                              shareholder of Yadkin will not be affected by the
                                                                        mergers.
-        Your Board of Directors recommends the
mergers.                                                                -        Your Board of Directors recommends the
                                                                        mergers.
-        After the mergers, Main Street's
shareholders will own about 19% of the combined bank.                   -        After the mergers, Yadkin's shareholders
                                                                        will own about 81% of the combined bank.
-        The mergers will be tax free to you, other
than with respect to cash you receive in exchange for                   -        The mergers will be tax free to you.
shares of Main Street common stock.
                                                                        -        Yadkin plans to hold a special meeting of
-        In connection with the mergers, you have                       shareholders on July 25, 2002, to vote on the
dissenters rights" under North Carolina law.                            mergers.

- Main Street plans to hold an annual meeting of shareholders on July 9, 2002, to vote on the mergers.

THIS DOCUMENT. This document is a combined Joint Proxy Statement/Offering Circular that is being distributed by Main Street and Yadkin to their shareholders in connection with the special shareholders' meeting of Yadkin, the annual shareholders' meeting of Main Street and Yadkin's offer to exchange shares of its common stock for the shares of Main Street's common stock held by Main Street's shareholders. It contains important information about the mergers and you should read it carefully.

MERGER CONSIDERATION. If the mergers are approved, Main Street shareholders may elect to receive shares of Yadkin common stock, cash or a combination of cash and Yadkin common stock in exchange for their shares of Main Street common stock. The number of Yadkin's shares that Main Street shareholders will receive in the mergers is fixed. If Main Street shareholders elect to receive Yadkin shares, the dollar value of that consideration will change depending on changes in the market price of Yadkin's shares and will not be known at the time of the meetings of either Main Street's or Yadkin's shareholders. Yadkin's common stock is traded on the NASDAQ National Market under the symbol "YAVY" and Main Street's common stock is traded on the OTC Bulletin Board under the symbol "MSBS." On the day before the mergers were announced, the value of the Yadkin shares to be received by Main Street's shareholders for each of their shares of Main Street stock would have been $18.25. On _______, 2002, the value would have been $_______.

VOTING. Even if you plan to attend your shareholder meeting, please vote as soon as possible by completing and returning the enclosed appointment of proxy. Not voting at all will have the same effect as voting against the mergers.

SOME FACTORS MAIN STREET'S SHAREHOLDERS SHOULD CONSIDER BEFORE THEY DECIDE HOW TO VOTE ON THE MERGERS ARE DESCRIBED IN THIS DOCUMENT UNDER THE HEADING "RISK FACTORS" WHICH BEGINS ON PAGE ___.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE FDIC, THE NORTH CAROLINA COMMISSIONER OF BANKS, NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OF THE YADKIN STOCK TO BE ISSUED IN THE MERGERS OR DETERMINED IF THIS DOCUMENT IS ACCURATE OR COMPLETE. IT IS ILLEGAL TO TELL YOU OTHERWISE.

THE SHARES OF YADKIN STOCK TO BE ISSUED TO MAIN STREET'S SHAREHOLDERS ARE NOT DEPOSITS OR SAVINGS ACCOUNTS AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY YADKIN. THEY ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR IS DATED JUNE 6, 2002, AND IT IS BEING MAILED TO MAIN STREET'S AND YADKIN'S SHAREHOLDERS ON OR ABOUT JUNE 6, 2002.

                         ==============================

                                TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                         ----
SUMMARY...................................................................................................
     The Meetings of Shareholders.........................................................................
     The Mergers..........................................................................................
     Selected Financial Information.......................................................................
RISK FACTORS..............................................................................................
     Risk Factors Relating to the Mergers.................................................................
     Risk Factors Relating to Yadkin and the Banking Industry.............................................
A WARNING ABOUT FORWARD-LOOKING STATEMENTS
      AND OTHER MATTERS...................................................................................
THE MEETINGS OF SHAREHOLDERS..............................................................................
     Annual Meeting of Main Street's Shareholders.........................................................
     Special Meeting of Yadkin's Shareholders.............................................................
THE MERGERS...............................................................................................
     General..............................................................................................
     The Mergers..........................................................................................
     Conversion of Main Street Stock......................................................................
     Election of Form of Consideration....................................................................
     Restrictions on Amount of Yadkin Stock and Cash to be issued.........................................
     Surrender and Exchange of Certificates...............................................................
     Effect of the Mergers on Outstanding Yadkin Stock....................................................
     Treatment of Fractional Shares.......................................................................
     Recommendation.......................................................................................
     Background of and Reasons for the Mergers............................................................
     Opinion of Yadkin's Financial Advisor................................................................
     Opinion of Main Street's Financial Advisor...........................................................
     Required Shareholder Approvals.......................................................................
     Required Regulatory Approvals........................................................................
     Conduct of Business Pending the Mergers..............................................................
     Dividends............................................................................................
     Prohibition on Solicitation..........................................................................
     Accounting Treatment.................................................................................
     Certain Income Tax Consequences......................................................................
     Conditions to the Mergers............................................................................
     Waiver, Amendment of the Merger Agreement............................................................
     Termination of the Merger Agreement..................................................................
     Closing Date and Effective Time......................................................................
     Interests of Certain Persons with Respect to the Mergers.............................................
     Expenses.............................................................................................
RIGHTS OF DISSENTING SHAREHOLDERS.........................................................................
MARKET AND DIVIDEND INFORMATION...........................................................................
      Yadkin's Capital Stock..............................................................................
      Main Street's Capital Stock.........................................................................
CAPITALIZATION............................................................................................
YADKIN VALLEY BANK AND TRUST COMPANY......................................................................
     General..............................................................................................
     Other Available Information..........................................................................

     Management's Discussion and Analysis of Financial Condition and
          Results of Operations...........................................................................
     Beneficial Ownership of Securities...................................................................
     Reports of Changes in Beneficial Ownership...........................................................
     Board of Directors...................................................................................
     Director Relationships...............................................................................
     Directors' Compensation .............................................................................
     Meetings and Committees of the Board.................................................................
     Executive Officers...................................................................................
     Executive Compensation...............................................................................
     Transactions with Related Parties....................................................................
MAIN STREET BANKSHARES, INC. .............................................................................
     General..............................................................................................
     Other Available Information..........................................................................
     Beneficial Ownership of Securities...................................................................
     Board of Directors...................................................................................
     Directors' Compensation..............................................................................
     Meetings and Committees of the Board of Directors....................................................
     Executive Officers...................................................................................
     Executive Compensation...............................................................................
     Transactions with Management.........................................................................
SUPERVISION AND REGULATION................................................................................
CAPITAL STOCK OF YADKIN AND MAIN STREET...................................................................
     Capital Stock of Yadkin..............................................................................
     Differences in Capital Stock.........................................................................
INDEMNIFICATION...........................................................................................
PROPOSAL 2 AT MAIN STREET MEETING:  ELECTION OF DIRECTORS.................................................
LEGAL MATTERS.............................................................................................
INDEPENDENT AUDITORS......................................................................................
DATES FOR RECEIPT OF SHAREHOLDERS PROPOSALS...............................................................
MISCELLANEOUS.............................................................................................

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
     STATEMENTS........................................................................................... 61

APPENDIX A - Agreement and Plan of Reorganization and Merger..............................................A-1
APPENDIX B - Article 13 of Chapter 55 of the North Carolina General Statues
     Relating to the Rights of Dissenting Shareholders....................................................B-1
APPENDIX C - Fairness Opinion of Sterne, Agee & Leach, Inc................................................C-1
APPENDIX D - Fairness Opinion of The Carson Medlin Company................................................D-1

                         ==============================

                                     SUMMARY

THE FOLLOWING IS A BRIEF SUMMARY OF THE INFORMATION IN THIS DOCUMENT. THE SUMMARY IS NOT INTENDED TO BE COMPLETE, AND IT MAY NOT CONTAIN ALL THE INFORMATION THAT IS IMPORTANT TO YOU. TO BETTER UNDERSTAND THE MERGERS THAT WILL BE VOTED ON BY MAIN STREET'S SHAREHOLDERS AND YADKIN'S SHAREHOLDERS AT THEIR MEETINGS OF SHAREHOLDERS, WE URGE YOU TO READ THIS ENTIRE DOCUMENT CAREFULLY. EACH ITEM IN THIS SUMMARY INCLUDES A PAGE REFERENCE DIRECTING YOU TO A MORE COMPLETE DISCUSSION OF THE INFORMATION IN THAT ITEM.

                          THE MEETINGS OF SHAREHOLDERS

YADKIN MEETING OF SHAREHOLDERS

Yadkin plans to hold a special meeting of shareholders on July 25, 2002, at 4:00 p.m. at the Foothills Arts Council, 129 Church Street, Elkin, North Carolina 28621 (the "Yadkin Special Meeting"), Yadkin's shareholders will vote on a proposal to approve the merger agreement, and the plans of merger contained in the agreement, between Main Street, Piedmont and Yadkin that provide for Main Street and Piedmont each to be merged into Yadkin.

You can vote at the Yadkin Special Meeting if you owned Yadkin common stock at the close of business on May 31, 2002. On that date, there were ___________ outstanding shares of Yadkin common stock. You may cast one vote for each share of Yadkin common stock that you owned of record on that date. (See "The Meetings of Shareholders" on page __.)

MAIN STREET MEETING OF SHAREHOLDERS

Main Street plans to hold its annual meeting of shareholders on July 9, 2002, at 11:00 a.m. at the Statesville Civic Center, 300 South Center Street, Statesville, North Carolina. At the meeting (the "Main Street Annual Meeting"), Main Street's shareholders will vote on a proposal to approve the merger agreement, and the plans of merger contained in the agreement, between Main Street, Piedmont and Yadkin that provide for Main Street and Piedmont each to be merged into Yadkin. Main Street shareholders will also vote on a proposal to re-elect four (4) directors to its Board of Directors to serve until such time as Main Street is merged with and into Yadkin, or, if such merger is not approved, for terms of four-years.

You can vote at the Main Street Annual Meeting if you owned Main Street common stock at the close of business on May 22, 2002. On that date, there were 1,438,005 outstanding shares of Main Street common stock. You may cast one vote for each share of Main Street common stock that you owned of record on that date with respect to the proposed merger and, in the election of directors, for each director to be elected. (See "The Meetings of Shareholders" on page __.)

                                   THE MERGERS

PARTIES TO THE MERGERS

Main Street is a North Carolina business corporation which is registered with the Federal Reserve Board as a bank holding company and is the parent company of Piedmont. The mailing address of Main Street's principal office is 325 East Front Street, Statesville, North Carolina 28677-5906, and its telephone number at that address is (704) 871-1100. (See "Main Street BankShares, Inc." on page __.)

Piedmont is a North Carolina banking corporation and is a wholly-owned subsidiary of Main Street. The mailing address of its principal office is 325 East Front Street, Statesville, North Carolina 28677-5906, and its telephone number at that address is (704) 871-1100. (See "Main Street BankShares, Inc." on page __.)

Yadkin is also a North Carolina banking corporation. The mailing address of its principal office is 209 North Bridge Street, Elkin, North Carolina 28621, and its telephone number at that address is (336) 526-6300. (See "Yadkin Valley Bank and Trust Company" on page __.)

THE MERGER AGREEMENT

The terms and conditions of the mergers are provided for in the merger agreement (the "Merger Agreement") entered into on March 28, 2002, between Main Street, Piedmont and Yadkin. A copy of the Merger Agreement is attached as Appendix A to this Joint Proxy Statement/Offering Circular. (See "The Mergers" on page __.)

EFFECT OF MERGERS

When the merger of Main Street into Yadkin becomes effective (the "Effective Time"):

         -        Main Street will be merged into Yadkin (the "Merger");

         - each outstanding share of Main Street's common stock ("Main Street Stock") held by its shareholders (other than shareholders who "dissent") will be converted into the right to receive 1.68 shares of Yadkin's common stock ("Yadkin Stock") or $18.50 in cash; and

         -        Piedmont will become a wholly-owned subsidiary of Yadkin.

Immediately following the Effective Time, Piedmont also will be merged into Yadkin (the "Bank Merger") (The Merger and the Bank Merger are collectively referred to herein as the "Mergers"). Yadkin will be the surviving corporation in both the Merger and the Bank Merger. (See "The Mergers" on page __ and "Rights of Dissenting Shareholders" on page __.)

CONVERSION OF MAIN STREET STOCK

At the Effective Time, each outstanding share of Main Street Stock (except for shares held by Main Street's shareholders who "dissent") automatically will be converted into 1.68 shares of Yadkin Stock OR $18.50 in cash. (See "The Mergers -- Conversion of Main Street Stock" on page __.)

YADKIN WILL PAY CASH FOR FRACTIONAL SHARES

If the conversion of a Main Street shareholder's shares of Main Street Stock would result in a fraction of a share of Yadkin Stock, Yadkin will pay the shareholder cash rather than issuing the fractional share. (See "The Mergers -- Treatment of Fractional Shares" on page __.)

YADKIN'S BOARD OF DIRECTORS RECOMMENDS THAT YADKIN'S SHAREHOLDERS VOTE "FOR" THE MERGER AGREEMENT

Yadkin's Board of Directors has approved the Merger Agreement and believes the Merger and the Bank Merger are in the best interests of Yadkin and its shareholders. Yadkin's Board of Directors recommends that Yadkin's shareholders vote "FOR" approval of the Merger Agreement. (See "The Mergers-- Recommendation" on page __.)

MAIN STREET'S BOARD OF DIRECTORS RECOMMENDS THAT MAIN STREET'S SHAREHOLDERS VOTE "FOR" THE MERGER AGREEMENT

Main Street's Board of Directors has approved the Merger Agreement and believes the Merger and the Bank Merger are in the best interests of Main Street, Piedmont, and Main Street's shareholders. Main Street's Board of Directors recommends that Main Street's shareholders vote "FOR" approval of the Merger Agreement. (See "The Mergers -- Recommendation" on page __, and "-- Background of and Reasons for the Merger" on page __.)

OPINION OF YADKIN'S FINANCIAL ADVISOR

Yadkin's Board of Directors has retained Sterne, Agee & Leach, Inc. ("Sterne Agee") as its financial advisor in connection with its consideration of the Merger Agreement. Sterne Agee has provided Yadkin's Board of Directors with its written opinion which states that it believes the terms of the Mergers as provided in the Merger Agreement are fair from a financial point of view to Yadkin and its shareholders. A copy of the opinion is attached as Appendix C to this Joint Proxy Statement/Offering Circular. (See "The Mergers -- Opinion of Yadkin's Financial Advisor" on page __.)

OPINION OF MAIN STREET'S FINANCIAL ADVISOR

Main Street's Board of Directors has retained The Carson Medlin Company ("Carson Medlin") as its financial advisor in connection with its consideration of the Merger Agreement. Carson Medlin has provided Main Street's Board of Directors with its written opinion which states that it believes the consideration to be received by Main Street's shareholders in connection with the Mergers as provided in the Merger Agreement is fair from a financial point of view. A copy of the opinion is attached as Appendix D to this Joint Proxy Statement/Offering Circular. (See "The Mergers -- Opinion of Main Street's Financial Advisor" on page __.)

MAIN STREET'S SHAREHOLDERS MUST APPROVE THE MERGER AGREEMENT

In order to complete the Mergers, the holders of a majority of the total outstanding shares of Main Street Stock must vote to approve the Merger Agreement at the Main Street Annual Meeting. (See "The Mergers -- Required Shareholder Approvals" on page __.) Main Street's directors and executive officers beneficially own and have a right to vote an aggregate of 127,712 shares of Main Street Stock, which amounts to approximately 9.4% of the total outstanding shares. Main Street expects that those shares will be voted for approval of the Merger Agreement.

YADKIN'S SHAREHOLDERS ALSO MUST APPROVE THE MERGER AGREEMENT

In order to complete the Mergers, the holders of at least two-thirds of the total outstanding shares of Yadkin Stock must vote to approve the Merger Agreement at the Yadkin Special Meeting. (See "The Mergers -- Required Shareholder Approvals" on page __.) Yadkin's directors and executive officers beneficially own and have a right to vote an aggregate of 735,548 shares of Yadkin Stock, which amounts to approximately 10.3% of the total outstanding shares. Yadkin expects that those shares will be voted for approval of the Merger Agreement.

BANKING REGULATORS ALSO MUST APPROVE THE MERGER AND THE BANK MERGER

The Merger and Bank Merger are subject to approval by the North Carolina Commissioner of Banks, the FDIC and the North Carolina Banking Commission. Applications for those regulatory approvals have been filed. (See "The Mergers -- Required Regulatory Approvals" on page __.)

THERE ARE CERTAIN OTHER CONDITIONS TO THE MERGERS

In addition to required shareholder and regulatory approvals, various other conditions described in the Merger Agreement must be satisfied in order for the Merger and the Bank Merger to be completed. (See "The Mergers -- Conditions to the Merger" on page __.)

TERMINATION OF THE MERGER AGREEMENT

Before the Merger is completed, the Merger Agreement may be terminated by the mutual agreement of Main Street, Piedmont and Yadkin, and, under certain conditions described in the Merger Agreement, it also may be terminated by either Main Street or Yadkin alone. (See "The Mergers -- Termination of the Merger Agreement" on page __.)

EFFECTIVE TIME

If all required regulatory approvals are received and Main Street's and Yadkin's shareholders approve the Merger Agreement, Main Street and Yadkin expect that the Merger will become effective prior to the end of July 2002 and that the Bank Merger will become effective immediately following the Merger. (See "The Mergers -- Closing Date and Effective Time" on page __.)

INTERESTS OF CERTAIN PERSONS

Certain of Main Street's and Piedmont's executive officers and directors have interests in the Merger and will receive certain benefits that are in addition to their interests as shareholders of Main Street generally. (See "The Mergers -- Interests of Certain Persons With Respect to the Merger" on page __.)

Four of Main Street's current directors (J.T. Alexander, Ralph L. Bentley, Harry
C. Spell and William A. Long, President and Chief Executive Officer of Main Street and Piedmont) will be appointed to serve with Yadkin's current directors as directors of Yadkin following the Effective Time. (See "The Mergers -- Interests of Certain Persons With Respect to the Merger" on page __.)

ACCOUNTING TREATMENT

The Merger will be treated as a "purchase" for accounting purposes. (See "The Mergers-- Accounting Treatment" on page __.)

INCOME TAX CONSEQUENCES

Yadkin and Main Street expect that the Merger will be treated as a "tax-free reorganization" for federal income tax purposes. A condition of completing the Merger is that Yadkin and Main Street receive a written opinion from Dixon Odom PLLC, certified public accountants, to that effect. (See "The Mergers -- Certain Income Tax Consequences" on page __.)

RIGHTS OF DISSENTING SHAREHOLDERS

If the Merger is completed, North Carolina law gives Main Street's shareholders the right to dissent and to receive the "fair value" of their shares of Main Street Stock, in cash. In order to dissent, you MUST, AMONG OTHER THINGS:

- give to Main Street (if you are a Main Street shareholder), BEFORE THE VOTE ON THE MERGER AGREEMENT IS TAKEN AT THE MAIN STREET ANNUAL MEETING, timely written notice of your intent to demand payment for your shares if the Merger is completed;

-        NOT vote your shares in favor of the Merger Agreement;

- demand payment and deposit your share certificates by the date set forth in and in accordance with the terms and conditions of a "dissenters' notice" that will be sent to you by Main Street; and,

- otherwise satisfy the requirements of the North Carolina statutes which are attached as Appendix B to this Joint Proxy Statement/Offering Circular.

IN ORDER TO DISSENT, YOU MUST FOLLOW CAREFULLY THE REQUIREMENTS OF THE NORTH CAROLINA STATUTES (INCLUDING GIVING THE REQUIRED WRITTEN NOTICE BEFORE THE VOTE ON THE MERGER IS TAKEN AT YOUR SHAREHOLDER MEETING). THOSE STEPS ARE SUMMARIZED UNDER THE CAPTION "RIGHTS OF DISSENTING SHAREHOLDERS" ON PAGE __, AND A COPY OF THE NORTH CAROLINA STATUTES IS ATTACHED AS APPENDIX B TO THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR.

THERE ARE DIFFERENCES BETWEEN YADKIN STOCK AND MAIN STREET STOCK

When Main Street's shareholders receive Yadkin Stock for their Main Street Stock, they will become shareholders of Yadkin. There are certain differences under North Carolina law between the rights of holders of Main Street Stock and the rights of shareholders of Yadkin. (See "Capital Stock of Yadkin and Main Street -- Differences in Capital Stock" on page __.)

RISK FACTORS

There are some risk factors that you should consider before you decide how to vote on the Merger. (See "Risk Factors" on page __.)

                         SELECTED FINANCIAL INFORMATION

YADKIN

The following table contains certain selected historical financial information for Yadkin on the dates and for the periods indicated. This selected financial information has been derived from, and you should read it in conjunction with, Yadkin's audited financial statements and unaudited interim financial statements, together with related financial statement footnotes, which are incorporated by reference into this Joint Proxy Statement/Offering Circular from Yadkin's Form 10-K for the fiscal year ended December 31, 2001 and its Form 10-Q for the period ended March 31, 2002. A copy of Yadkin's report on Form 10-K for the fiscal year ended December 31, 2001 and/or a copy of Yadkin's report on Form 10-Q for the period ended March 31, 2002 will be provided without charge upon the request of any shareholder entitled to vote at the Yadkin Special Meeting or the Main Street Annual Meeting. Requests for copies should be directed to Lestine Hutchens, Vice President and Secretary, Yadkin Valley Bank and Trust Company, 209 North Bridge Street, Elkin, North Carolina 28621, (336) 526-6300.

The information as of and for the three months ended March 31, 2002 and 2001, is unaudited but, in the opinion of Yadkin's management, contains all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of Yadkin's financial condition and results of operations for those periods. The results of operations for the three-month period ended 2002, are not necessarily indicative of the results to be expected for the remainder of the year or any other period. Requests for copies should be directed to Lestine Hutchins, Vice President and Secretary, Yadkin Valley Bank and Trust Company, 209 North Bridge Street, Elkin, North Carolina 28621, (336) 526-6300.

                                THREE MONTHS ENDED
SELECTED FINANCIAL DATA              MARCH 30,                                    YEARS ENDED DECEMBER 31,
                            ---------------------------   ------------------------------------------------------------------------
                                2002           2001           2001           2000           1999           1998           1997
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total interest income       $  5,602,155   $  7,244,265   $ 26,860,498   $ 29,199,772   $ 26,457,198   $ 25,835,866   $ 24,247,249
Total interest expense         2,071,107      3,430,503     12,232,539     13,029,523     10,958,155     11,687,373     11,561,242
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net interest income            3,531,048      3,813,762     14,627,959     16,170,249     15,499,043     14,148,493     12,686,007
Provision for loan
  losses                         180,000        175,000      1,350,000        525,000        500,000        685,000        625,000
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------
Net interest income
  after provision
  for loan losses              3,351,048      3,638,762     13,277,959     15,645,249     14,999,043     13,463,493     12,061,007
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------
Total other income             1,132,589        814,824      3,764,961      2,538,762      2,301,088      2,938,409      2,309,508
Total other expense            2,070,906      1,961,686      8,180,616      7,961,414      7,705,759      7,824,364      3,710,656
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------
Income before income
  taxes                        2,412,731      2,491,900      8,862,304     10,222,597      9,594,372      8,577,538      7,659,859
Income taxes                     785,000        830,500      2,857,000      3,489,702      3,370,000      2,965,000      2,614,500
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------

Net Income                  $  1,627,731   $  1,661,400   $  6,005,304   $  6,732,895   $  6,224,372   $  5,612,538   $  5,045,359
                            ============   ============   ============   ============   ============   ============   ============

Net income per share
  information:
Basic                       $       0.23   $       0.23   $       0.83   $       0.92   $       0.84   $       0.76   $       0.69
                            ============   ============   ============   ============   ============   ============   ============
Diluted                     $       0.23   $       0.23   $       0.83   $       0.91   $       0.83   $       0.75   $       0.68
                            ============   ============   ============   ============   ============   ============   ============
Cash dividends              $       0.10   $       0.10   $       0.40   $       0.37   $       0.32   $       0.23   $       0.19
                            ============   ============   ============   ============   ============   ============   ============

Weighted average
 shares
   Basic                       7,127,413      7,303,053      7,246,982      7,356,650      7,420,903      7,402,485      7,369,838
   Diluted                     7,132,563      7,324,429      7,253,768      7,373,564      7,470,594      7,456,546      7,427,582

KEY BALANCE
SHEET DATA                         AS OF MARCH 31,                                   AS OF DECEMBER 31,
                            ---------------------------   ------------------------------------------------------------------------
                               2002           2001           2001           2000           1999           1998           1997
Loans, net                  $229,117,796   $227,624,810   $239,589,065    232,409,180   $223,683,167   $212,069,605   $193,792,951
Deposits                     298,180,413    306,550,426    301,741,924    312,503,445    295,102,971    292,815,361    270,202,649
Total assets                 363,751,514    367,468,481    368,713,918    371,896,320    345,496,712    338,523,858    311,933,648
Stockholders'
  equity                      45,439,012     45,014,723     45,467,848     43,659,016     39,676,172     37,372,468     32,927,812

MAIN STREET

The following table sets forth certain selected historical consolidated financial information for Main Street on the dates and for the periods indicated. This selected financial information has been derived from, and you should read it in conjunction with, Main Street's audited consolidated financial statements and unaudited interim consolidated financial statements, together with the related financial statement footnotes, which are included in Main Street's 2001 annual report, a copy of which accompanies this Joint Proxy Statement/Offering Circular and Main Street's Form 10-QSB for the three-month period ended March 31, 2002, which is incorporated by reference into this Joint Proxy Statement/Offering Circular. A copy of Main Street's report on Form 10-QSB for the period ended March 31, 2002 will be provided without charge upon the request of any shareholder entitled to vote at the Yadkin Special Meeting or the Main Street Annual Meeting. Requests for copies should be directed to Edwin Laws, Chief Financial Officer, Main Street BankShares, Inc., 325 East Front Street, Statesville, North Carolina 28677, (704) 871-1100

The information as of and for the three-months ended March 31, 2002 and 2001, has not been audited but, in the opinion of Main Street's management, contains all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of Main Street's financial condition and results of operations for those periods. The results of operations for the three-month period ended March 31, 2002, are not necessarily indicative of the results to be expected for the remainder of the year or any other period.

                                THREE MONTHS ENDED
SELECTED FINANCIAL DATA               MARCH 31,                                  YEARS ENDED DECEMBER 31,
                            ---------------------------   -----------------------------------------------------------------------
                                2002           2001           2001           2000          1999           1998           1997
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------
Total interest income       $  3,310,747   $  3,216,439   $ 13,580,760   $ 10,044,099   $ 6,356,201    $ 3,577,190    $   626,001
Total interest expense         1,737,967      1,823,618      7,806,039      5,301,869     3,378,586      1,630,159        177,286
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------
Net interest income            1,572,780      1,392,821      5,774,721      4,742,230     2,977,615      1,947,031        448,715
Provision for loan
  losses                         132,718        221,000      1,077,335        445,500       327,200        380,529        292,471
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------
Net interest income
  after provision
  for loan losses              1,440,062      1,171,821      4,697,386      4,296,730     2,650,415      1,566,502        156,244
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------
Total other income               528,946        429,223      2,048,320        977,983       682,864        343,652         29,756
Total other expense            1,643,062      1,347,878      5,580,134      3,977,196     2,801,065      1,895,494        594,651
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------
Income (loss) before
  income tax                     325,946        253,166      1,165,572      1,297,517       532,214         14,660       (408,651)
Income tax provision
  (benefit)                      101,000         83,500        382,500        454,100       209,700       (180,171)            --
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------
Income (loss) before
  cumulative effect
  of change in
  accounting principle           224,946        169,666        783,072        843,417       322,514        194,831       (408,651)
Cumulative effect of
  a change in
  accounting principle,
  net of tax benefit
  of $8,955                           --             --             --             --       (13,433)            --             --
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------

Net Income (loss)           $    224,946   $    169,666   $    783,072   $    843,417   $   309,081    $   194,831    $  (408,651)
                            ============   ============   ============   ============   ===========    ===========    ===========

Net income (loss) per
  share information:
Basic net income (loss)
  per share before
  cumulative effect
  of change in
  accounting principle      $       0.16   $       0.13   $       0.57   $       0.71   $      0.28    $      0.17    $     (0.36)
Cumulative effect of
  change in
  accounting principle                --             --             --             --         (0.01)            --             --
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------

Basic net income
  (loss) per share          $       0.16   $       0.13   $       0.57   $       0.71   $      0.27    $      0.17    $     (0.36)
                            ============   ============   ============   ============   ===========    ===========    ===========
Diluted net income
  (loss) per share
  before cumulative
  effect of change
  in accounting
  principle                 $       0.15   $       0.12   $       0.56   $       0.68   $      0.26    $      0.17    $     (0.36)
Cumulative effect
  of change in
  accounting principle                --             --             --             --         (0.01)            --             --
                            ------------   ------------   ------------   ------------   -----------    -----------    -----------

Diluted net income
  (loss) per share          $       0.15   $       0.12   $       0.56   $       0.68   $      0.25    $      0.17    $     (0.36)
                            ============   ============   ============   ============   ===========    ===========    ===========

Cash dividends              $         --   $         --   $         --   $         --   $        --    $        --    $        --
                            ============   ============   ============   ============   ===========    ===========    ===========

Weighted average
 shares
   Basic                       1,401,850      1,356,187      1,362,378      1,193,473     1,137,733      1,122,489      1,122,069
   Diluted                     1,460,659      1,378,828      1,389,088      1,239,624     1,220,766      1,122,489      1,122,069

Key Balance Sheet Data            AS OF MARCH 31,                                    AS OF DECEMBER 31,
                            ---------------------------   -----------------------------------------------------------------------
                                2002           2001           2001           2000          1999           1998           1997
Loans, net                  $165,131,837   $128,466,805   $156,097,657   $111,602,665   $70,448,087    $47,392,892    $19,169,932
Deposits                     213,606,896    141,562,445    209,985,485    118,072,795    88,254,953     51,305,920     15,682,186
Total assets                 241,140,055    170,014,799    237,062,111    152,545,706   103,244,918     63,270,514     25,406,364
Stockholders' equity          15,160,239     14,035,377     14,605,452     13,416,641     9,523,003      9,280,148      9,079,275

** Note: All per share amounts have been adjusted to reflect the effects of a 10% stock dividend paid on December 31, 2001, a 5% stock dividend paid on November 1, 1999, and a 10% stock dividend paid on November 1, 1998.

UNAUDITED PRO FORMA COMBINED SELECTED FINANCIAL DATA

The following tables set forth certain selected historical combined financial information for Yadkin on a pro forma basis on the dates and for the periods indicated. The pro forma data has been prepared assuming that the Merger had been completed on March 31, 2002, for balance sheet data, and on January 1, 2001, for results of operations data, using the "purchase" method of accounting. This information has been prepared based on estimates of the fair values of Main Street's tangible and identifiable intangible assets and liabilities. The final purchase accounting adjustments may be materially different from those used in preparing the pro forma data presented below. Any decrease in the net fair value of the assets and liabilities of Main Street as compared to the information shown below will have the effect of increasing the amount of the purchase price allocable to goodwill. (See "The Mergers -- Accounting Treatment" on page [__].) The pro forma information is not necessarily indicative of the operating results or financial condition of the combined company that would have occurred had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company. You should read the information below in conjunction with Yadkin's and Main Street's audited financial statements and unaudited interim financial statements, together with the related financial statement footnotes, and the Unaudited Pro Forma Condensed Combined Financial Statements and related notes and assumptions, which are incorporated by reference into this Joint Proxy Statement/Offering Circular.

PRO FORMA COMBINED SELECTED FINANCIAL DATA (UNAUDITED)

                                                                                       THREE MONTHS           YEAR ENDED
                                                                                     ENDED MARCH 30,         DECEMBER 31,
                                                                                          2002                   2001
                                                                                     ---------------         ------------
Total interest income                                                                  $  9,015,994          $ 40,853,626
Total interest expense                                                                    3,809,074            20,038,578
                                                                                       ------------          ------------
Net interest income                                                                       5,206,920            20,815,048
Provision for loan losses                                                                   312,718             2,427,335
                                                                                       ------------          ------------
Net interest income after
provision for loan losses                                                                 4,894,202            18,387,713
                                                                                       ------------          ------------
Total other income                                                                        1,661,535             5,813,281
Total other expense                                                                       3,762,468            13,954,750
                                                                                       ------------          ------------
Income before income taxes                                                                2,793,269            10,246,244
Income taxes                                                                                886,000             3,239,500
                                                                                       ------------          ------------

Net Income                                                                             $  1,907,269          $  7,006,744
                                                                                       ============          ============

Per share information:
Net income (basic)                                                                     $       0.22          $       0.79
                                                                                       ============          ============
Cash dividends                                                                         $       0.08          $       0.31
                                                                                       ============          ============

KEY BALANCE SHEET DATA
                                                                                     AS OF MARCH 31, 2002
                                                                                     --------------------
Loans, net                                                                             $  396,324,515
Deposits                                                                                  513,477,580
Total assets                                                                              612,995,564
Stockholders' equity                                                                       65,395,180

COMPARATIVE PER SHARE DATA

The following table includes per share data for Yadkin Stock and Main Street Stock, including book values, cash dividends declared, and net income, on the dates and for the periods presented:

-        for Yadkin and Main Street on a historical basis;

-        for Yadkin on a pro forma combined basis; and

-        on an equivalent per share of Main Street Stock basis.

The pro forma combined and equivalent per share information combines the Yadkin information together with the proposed Merger with Main Street as though the Merger had occurred on March 31, 2002 and December 31, 2001 in the case of book value per share and on January 1, 2001 in the case of net income. The pro forma data in the table assumes that the Merger is accounted for using the "purchase" method of accounting. (See "The Mergers -- Accounting Treatment" on page [ ].) The pro forma data is not indicative of the results of future operations or the actual results that would have occurred had the Merger been consummated at the beginning of the periods presented. You should read the information below in conjunction with Yadkin's and Main Street's audited financial statements and unaudited interim financial statements, together with the related footnotes, which are incorporated by reference into this Joint Proxy Statement/Offering Circular. You should also read the notes and assumptions used to prepare the "Unaudited Pro Forma Condensed Combined Financial Statements" that appear in this Joint Proxy Statement/Offering Circular.

                                                                                        As of and for               As of and for
                                                                                      the three months             the year ended
                                                                                       ended March 31,              December 31,
                                                                                            2002                         2001
                                                                                      ----------------             --------------
Book value per share:
        Yadkin                                                                            $  6.40                      $  6.36
        Main Street                                                                         10.72                        10.69
        Pro forma combined                                                                   7.46                         7.28
        Pro forma equivalent per share for Main Street (1)                                  12.53                        12.23

Cash dividends per share:
        Yadkin                                                                            $  0.10                      $  0.40
        Main Street                                                                            --                           --
        Pro forma combined                                                                   0.08                         0.33
        Pro forma equivalent per share for Main Street (2)                                     --                           --

Net income per share (basic):
        Yadkin                                                                            $  0.23                      $  0.83
        Main Street                                                                          0.16                         0.57
        Pro forma combined                                                                   0.22                         0.79
        Pro forma equivalent per share for Main Street (1)                                   0.37                         1.32


(1) Pro forma equivalent per share amounts have been calculated by multiplying the "Pro forma combined" amounts by the exchange rate of
         1.68 shares of Yadkin Common Stock for each share of Main Street Common Stock.

(2) Pro forma equivalent per share cash dividends for Main Street shares is not presented as Main Street does not have a history of paying cash dividends.

The following table lists the closing market values of Yadkin Stock and Main Street Stock on January 22, 2002 (the day preceding the first public announcement of the Merger), and the equivalent per share market value of Main Street Stock on that date based on the terms of the Merger.

                                                                                       PRO FORMA EQUIVALENT
                                                                MAIN STREET             PER SHARE OF MAIN
                                        YADKIN STOCK               STOCK                   STREET STOCK
                                        ------------            -----------            --------------------
         MARKET VALUE                      $10.80                 $12.50                      $18.25

                                  RISK FACTORS

IN DECIDING HOW TO VOTE ON THE MERGER, MAIN STREET'S SHAREHOLDERS WILL BE MAKING AN INVESTMENT DECISION TO TAKE YADKIN STOCK IN EXCHANGE FOR THEIR MAIN STREET STOCK. IN ADDITION TO NORMAL INVESTMENT RISKS, THERE ARE CERTAIN FACTORS THAT THEY SHOULD BE AWARE OF IN MAKING THEIR DECISIONS. IN ADDITION TO THE OTHER INFORMATION IN THIS DOCUMENT, THEY SHOULD CAREFULLY CONSIDER THE RISK FACTORS DESCRIBED BELOW.

In addition to the risks described below, Yadkin and Main Street may be affected by the events of September 11, 2001, in New York, Washington, D.C. and Pennsylvania, as well as actions taken by the United States in response. At this time, it is not known how these events, or other similar or related events that may occur in the future, will affect the banking and financial services industries or the economic conditions in the United States generally or in Yadkin's and Main Street's primary markets in particular. Their results of operations and financial condition could be adversely impacted if those events and other related events cause either a decline in the United States economy generally or in the economies of their primary markets in particular. There can be no assurance that positive trends, developments or projections discussed in this Joint Proxy Statement/Offering Circular will continue or be realized or that negative trends or developments will not have significant negative effects on Yadkin's or Main Street's results of operations or financial condition.

                       RISK FACTORS RELATING TO THE MERGER

BECAUSE THE MARKET PRICE OF YADKIN STOCK MAY FLUCTUATE, MAIN STREET'S SHAREHOLDERS CANNOT BE SURE OF THE MARKET VALUE OF THE YADKIN STOCK THAT THEY WILL RECEIVE IN THE MERGER.

Upon completion of the Merger, each share of Main Street Stock will be converted into 1.68 shares of Yadkin Stock or $18.50 in cash. The exchange ratio for the share exchange is fixed and will not be adjusted for changes in the market price of either Main Street Stock or Yadkin Stock. Changes in the prices of Yadkin Stock prior to the Merger will affect the market value of the Yadkin Stock that Main Street's shareholders will receive for their Main Street Stock when the Merger is completed, just as those changes will affect the market value of the Yadkin Stock that Yadkin's shareholders now hold and will continue to hold after the Merger is completed. Stock price changes may result from a variety of factors, including general market and economic conditions, changes in our businesses, operations and prospects and regulatory considerations. Many of these factors are beyond our control. Neither Main Street nor Yadkin is permitted to terminate the Merger Agreement as a result of changes in the market price of either company's common stock.

The prices of Main Street Stock and Yadkin Stock at the closing of the Merger may vary from their prices on the date the Merger Agreement was signed, on the date of this Joint Proxy Statement/Offering Circular, on the date of the shareholder meetings and on the date the Merger is completed. As a result, the value represented by the exchange ratio also may be different on each of those dates. Because the date the Merger is completed will be after the dates of the shareholder meetings, at the time of the meetings Main Street's and Yadkin's shareholders will not know the market value of the combined company's common stock that they will hold upon completion of the Merger. (See "Market and Dividend Information" on page [ ].)

COMBINING MAIN STREET AND YADKIN MAY BE MORE DIFFICULT, COSTLY OR TIME-CONSUMING THAN WE EXPECT.

Until completion of the Merger, Main Street and Yadkin will continue to operate as separate companies. When we begin to integrate the two companies' operations, it is possible that there will be disruptions in each company's ongoing operations. For example, when we begin working out differences in the two companies' business procedures, controls, product descriptions, account terms, personnel policies and data processing systems, there could be problems that affect Yadkin's ongoing relationships with its and Main Street's customers or that affect our ability to realize all anticipated benefits of the Merger. Neither Main Street nor Yadkin have previous experience completing a merger.

MAIN STREET'S DIRECTORS AND OFFICERS MAY HAVE INTERESTS IN THE MERGER THAT DIFFER FROM THE INTERESTS OF MAIN STREET'S OTHER SHAREHOLDERS.

Main Street's directors and executive officers have interests in the Merger other than their interests as Main Street shareholders. These interests may cause them to view the Merger proposal differently that you may view it. (See "The Mergers -- Interests of Certain Persons With Respect to the Merger" on page [ ].)

WE MAY RECORD AN ADDITIONAL ALLOWANCE FOR LOAN LOSSES IN CONNECTION WITH THE MERGER.

The determination of the appropriate level of any bank's allowance for loan losses is a subjective process that involves both quantitative and qualitative factors. Our preliminary analysis performed during due diligence has revealed that there are certain differences in the methodologies employed by Main Street and Yadkin in determining the levels of their respective allowances for loan losses. Yadkin has selected its methodology for the combined company.

In connection with preparations for combining Main Street and Yadkin, Yadkin will complete an analysis of Piedmont's allowances for loan losses and further analyze the attributes of the combined loan portfolio. It may be necessary for Piedmont to record an additional provision for loan losses in its results of operations prior to completion of the Merger. The actual addition to the allowance will be determined and recorded immediately prior to the Merger and will be based on a comprehensive analysis of the loan portfolio taking into account credit conditions existing at that time.

FUTURE RESULTS OF THE COMBINED COMPANIES MAY MATERIALLY DIFFER FROM THE UNAUDITED PRO FORMA FINANCIAL INFORMATION PRESENTED IN THIS DOCUMENT.

Future results of the combined companies may be materially different from those shown in the unaudited pro forma condensed combined financial statements included in this document. Those unaudited pro forma condensed combined financial statements only show a combination of Yadkin's and Main Street's historical results. We have estimated that the combined company will record approximately $740,000, net of income tax benefits, in restructuring charges, Merger-related charges and purchase accounting adjustments. The charges may be higher or lower than we have estimated, depending upon how costly or difficult it is to integrate our companies. These charges may decrease capital of the combined company that could be used for profitable, income-earning investments in the future.

            RISK FACTORS RELATING TO YADKIN AND THE BANKING INDUSTRY

RECENT CUTS IN MARKET INTEREST RATES WILL HAVE A SHORT-TERM NEGATIVE IMPACT ON YADKIN'S PROFITABILITY.

Last year's cuts by the Federal Reserve Board in market interest rates have decreased Yadkin's net interest margin. Since rates charged on loans often tend to react to market conditions faster than do rates paid on deposit accounts, these rate cuts will have a negative impact on Yadkin's earnings unless and until it can make appropriate adjustments in its deposit rates. Further rate cuts by the Federal Reserve Board would have the effect of increasing the negative impact on its earnings.

YADKIN'S BUSINESS IS HIGHLY COMPETITIVE.

Commercial banking in Yadkin's banking market and in North Carolina as a whole is extremely competitive. Some of its competitors have greater resources, broader geographic markets, and higher lending limits than it does, and they can offer more products and services and better afford and make more effective use of media advertising, support services and electronic technology than it can. While its management believes that Yadkin has competed effectively to date with other financial institutions in its banking markets, there is no assurance that it will be, or will continue as, an effective competitor in the current or future financial services environment.

YADKIN MAY NEED TO INVEST IN NEW TECHNOLOGY IN ORDER TO COMPETE EFFECTIVELY.

The market for financial services, including banking services, is increasingly affected by advances in technology, including developments in telecommunications, data processing, computers, automation and internet-based banking. Yadkin's ability to offer new technology-based services is dependent on its ability to finance and integrate those services into its operations as well as the abilities of its vendors to provide and support services. Future advances in technology may require that Yadkin incur substantial expenses that would adversely affect its operating results, and its limited resources may make it impractical or impossible for it to keep pace with its competitors. Yadkin's ability to compete successfully in its banking market may depend on the extent to which it and its vendors are able to offer new technology-based services and on its ability to integrate technological advances into its operations.

YADKIN'S FUTURE PROFITABILITY MAY BE AFFECTED BY ITS ABILITY TO GROW.

Yadkin may need to grow in order to maintain the profitability of its operations. Future growth may be limited by various factors beyond its control, including the availability of sufficient operating capital and the size and economy of its banking markets. There is no assurance that Yadkin will be able to maintain its current rate of growth, either through internal growth or through successful expansion of its banking markets, or that it will be able to maintain capital sufficient to support its continued growth.

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS
                                AND OTHER MATTERS

This Joint Proxy Statement/Offering Circular includes forward-looking statements. These statements usually will contain words such as "may," "will," "expect," "likely," "estimate," or similar terms. Main Street and Yadkin have based these forward-looking statements on current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things, the factors discussed in "Risk Factors" above. Therefore, the events described in any forward-looking statements in this document might not occur, or they might occur in a different way than they are described in the statements.

In deciding how to vote on the Merger, you should rely only on the information contained in this document. The information contained in this document regarding Main Street and Piedmont has been furnished by them, and the information contained herein regarding Yadkin has been furnished by Yadkin. Neither Main Street nor Yadkin has authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it, and you should not assume that the information appearing in this document is accurate as of any date other than the date on the cover.

The Yadkin Stock is being offered under exemptions from registration under the federal Securities Act of 1933, as amended, and under various state securities laws. Yadkin has not filed any registration statement with the Securities and Exchange Commission or any state securities regulator. Yadkin is not offering Yadkin Stock to any person in any state where the offer or sale of the stock is not permitted.

                          THE MEETINGS OF SHAREHOLDERS

SPECIAL MEETING OF YADKIN'S SHAREHOLDERS

GENERAL. This Joint Proxy Statement/Offering Circular is being furnished to Yadkin's shareholders in connection with the solicitation by Yadkin's Board of Directors of appointments of proxy in the enclosed form for use at the Yadkin Special Meeting and at any adjournments of that meeting. The Yadkin Special Meeting will be held on July 25, 2002 at 4:00 p.m. at the Foothills Arts Council, 129 Church Street, Elkin, North Carolina 28621. This Joint Proxy Statement/Offering Circular is being mailed to Yadkin's shareholders on or about June 6, 2002.

PURPOSES OF YADKIN SPECIAL MEETING. The purposes of the Yadkin Special Meeting are:

         1. To consider and vote on a proposal to approve the Merger Agreement and the transactions described in it, including the Merger and the Bank Merger; and

         2. To transact any other business that may properly be presented for action at the Yadkin Special Meeting. (See "The Mergers" on page [ ].)

         A copy of the Merger Agreement is attached as Appendix A to this Joint Proxy Statement/Offering Circular.

SOLICITATION AND VOTING OF PROXIES. A form of appointment of proxy is included with this Joint Proxy Statement/Offering Circular which names Eldon H. Parks and Joe B. Guyer (the "Yadkin Proxies") to act as proxies and represent Yadkin's shareholders at the Yadkin Special Meeting. Yadkin's Board of Directors requests that you sign and date an appointment of proxy and return it to Yadkin in the enclosed envelope.

If you correctly execute an appointment of proxy and return it to Yadkin before the Yadkin Special Meeting, then the shares of Yadkin Stock you hold of record will be voted by the Yadkin Proxies according to your directions in the appointment of proxy. If you sign and return an appointment of proxy but do not give any voting directions, then your shares will be voted by the Yadkin Proxies "FOR" approval of the Merger Agreement, Merger and Bank Merger. Under North Carolina law generally, no business may be brought before the Yadkin Special Meeting unless it is described in the notice of meeting that accompanies this Joint Proxy Statement/Offering Circular, and Yadkin's Board of Directors is not aware of any other business that will be brought before the Yadkin Special Meeting. But, if any other matter is properly presented for action by shareholders, the Yadkin Proxies will be authorized to vote shares represented by your appointment of proxy according to their best judgment.

The costs of this solicitation of appointments of proxy for the Yadkin Special Meeting, including costs of preparing and mailing this Joint Proxy Statement/Offering Circular, will be shared equally by Main Street and Yadkin. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by officers, employees and directors of Yadkin, without additional compensation.

REVOCATION OF APPOINTMENTS OF PROXY. If you execute an appointment of proxy, you can revoke it at any time before the voting takes place at the Yadkin Special Meeting by filing with Yadkin's Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Yadkin Special Meeting and voting in person.

RECORD DATE. The close of business on May 31, 2002, is the record date (the "Yadkin Record Date") for determining which shareholders are entitled to receive notice of and to vote at the Yadkin Special Meeting. You must have been a record holder of Yadkin Stock on the Yadkin Record Date in order to be eligible to vote at the Yadkin Special Meeting.

VOTING SECURITIES. Yadkin's voting securities are the outstanding shares of Yadkin Stock. There were 7,103,736 outstanding shares of Yadkin Stock on the Yadkin Record Date. At the Yadkin Special Meeting, you may cast one vote for each share you held of record on the Yadkin Record Date on each matter to be voted on by shareholders.

On the Yadkin Record Date, the directors and executive officers of Yadkin and their affiliates beneficially owned and were entitled to vote an aggregate of 735,548 shares, or approximately

10.3%, of the outstanding shares of Yadkin Stock. The directors and executive officers of Yadkin are expected to vote their shares for approval of the Merger Agreement, Merger and Bank Merger. Additional information regarding the beneficial ownership of Yadkin Stock by Yadkin's directors, executive officers and principal shareholders is included in this Joint Proxy Statement/Offering Circular under the caption "Yadkin Valley Bank and Trust Company -- Beneficial Ownership of Securities" on page __.

VOTES REQUIRED FOR APPROVAL OF THE MERGERS. Under North Carolina law, the affirmative vote of the holders of at least two-thirds of the total outstanding shares of Yadkin Stock is required to approve the Merger Agreement, Merger and Bank Merger. Broker non-votes and abstentions will have the same effect as votes against the Merger Agreement, Merger and Bank Merger.

ANNUAL MEETING OF MAIN STREET'S SHAREHOLDERS

GENERAL. This Joint Proxy Statement/Offering Circular is being furnished to Main Street's shareholders in connection with the solicitation by Main Street's Board of Directors of appointments of proxy for use at the Main Street Annual Meeting and at any adjournments of that meeting. The Main Street Annual Meeting will be held on Tuesday, July 9, 2002, at 11:00 a.m. at the Statesville Civic Center 300 South Center Street, Statesville, Iredell County, North Carolina. This Joint Proxy Statement/Offering Circular is being mailed to Main Street's shareholders on or about June 6, 2002.

PURPOSES OF MAIN STREET ANNUAL MEETING. The purposes of the Main Street Annual Meeting are:

         1. To consider and vote on a proposal to approve the Merger Agreement and the transactions described in it, including the Merger and the Bank Merger (See "The Mergers" on page [PAGE].);

         2. To re-elect four (4) members of Main Street's Board of Directors to serve until the Effective Time of the Merger or, if the Merger is not completed, for terms of four (4) years; and

         3. To transact any other business that may properly be presented for action at the Main Street Annual Meeting.

         A copy of the Merger Agreement is attached as Appendix A to this Joint Proxy Statement/ Offering Circular.

SOLICITATION AND VOTING OF PROXIES. A form of appointment of proxy is included with this Joint Proxy Statement/Offering Circular which names Edwin E. Laws and Kristi A. Eller (the "Main Street Proxies") to act as proxies and represent Main Street's shareholders at the Main Street Annual Meeting. Main Street's Board of Directors requests that you sign and date an appointment of proxy and return it to Main Street in the enclosed envelope.

If you correctly execute an appointment of proxy and return it to Main Street before the Main Street Annual Meeting, then the shares of Main Street Stock you hold of record will be voted by the Main Street Proxies according to your directions in the appointment of proxy. If you sign and return an appointment of proxy but do not give any voting directions, then your shares will be voted by the Main Street Proxies "FOR" approval of the Merger Agreement and Merger and "FOR" election of each of the directors named in the appointment of proxy. If any other matter is properly presented for action by shareholders, the Main Street Proxies will be authorized to vote shares represented by your appointment of proxy according to their best judgment.

The costs of this solicitation of appointments of proxy for the Main Street Annual Meeting, including costs of preparing and mailing this Joint Proxy Statement/Offering Circular, will be shared equally by Main Street and Yadkin. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by officers, employees and directors of Main Street, without additional compensation.

REVOCATION OF APPOINTMENTS OF PROXY. If you execute an appointment of proxy, you can revoke it at any time before the voting takes place at the Main Street Annual Meeting by filing with Main Street's Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Main Street Annual Meeting and voting in person.

RECORD DATE. The close of business on May 22, 2002, is the record date (the "Main Street Record Date") for determining which shareholders of Main Street are entitled to receive notice of and to vote at the Main Street Annual Meeting. You must have been a record holder of Main Street Stock on the Main Street Record Date in order to be eligible to vote at the Main Street Annual Meeting.

VOTING SECURITIES. Main Street's voting securities are the outstanding shares of Main Street Stock. There were 1,438,005 outstanding shares of Main Street Stock on the Main Street Record Date. At the Main Street Annual Meeting, you may cast one vote for each share you held of record on the Main Street Record Date on each matter to be voted on by shareholders.

On the Main Street Record Date, the directors and executive officers of Main Street and their affiliates beneficially owned and were entitled to vote an aggregate of 127,712 shares, or approximately 9.4%, of the outstanding shares of Main Street Stock. The directors and executive officers of Main Street are expected to vote their shares for approval of the Merger Agreement and the Merger and for re-election of each of the directors named in proposal 2 at the Main Street Annual Meeting. Additional information regarding the beneficial ownership of Main Street Stock by Main Street's directors, executive officers and principal shareholders is included in this Joint Proxy Statement/Offering Circular under the caption "Main Street BankShares, Inc. -- Beneficial Ownership of Securities" on page [ ].

VOTES REQUIRED FOR APPROVAL OF THE MERGER. Under North Carolina law, the affirmative vote of the holders of a majority of the total outstanding shares of Main Street Stock is required to approve the Merger Agreement and the Merger. Broker non-votes and abstentions will have the same effect as votes against the Merger Agreement and the Merger.

VOTES REQUIRED FOR ELECTION OF DIRECTORS. In the election of directors, the four (4) nominees receiving the highest number of votes for the four Class IV director seats will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.

                                   THE MERGERS

THE FOLLOWING IS A SUMMARY OF INFORMATION ABOUT THE MERGER AND BANK MERGER AND CERTAIN OF THE IMPORTANT TERMS AND CONDITIONS OF THE MERGER AGREEMENT. THIS SUMMARY IS NOT INTENDED TO BE A COMPLETE DESCRIPTION OF ALL FACTS REGARDING THE MERGER. YOU SHOULD CAREFULLY READ THE MERGER AGREEMENT AND ALL THE OTHER DOCUMENTS ATTACHED TO THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR FOR MORE INFORMATION.

GENERAL

At the Main Street Annual Meeting and the Yadkin Special Meeting, proposals will be introduced for Main Street's shareholders and Yadkin's shareholders to approve the Merger Agreement. The Merger Agreement provides for Main Street and Piedmont each to be merged into Yadkin.

THE MERGERS

When the transactions described in the Merger Agreement become effective (the "Effective Time"), (I) Main Street will be merged into and its existence will be combined with that of Yadkin (the "Merger"), and Main Street will cease to exist as a separate company, (II) as further described below, each outstanding share of Main Street Stock held by Main Street's shareholders (other than shareholders who "dissent" as further described below) will be converted into the right to receive 1.68 shares of Yadkin Stock or $18.50 in cash, and (III) Piedmont will become a wholly-owned subsidiary of Yadkin. Immediately following the Effective Time, Piedmont also will be merged into Yadkin (the "Bank Merger"). Yadkin will be the surviving corporation in each of the Merger and the Bank Merger and will continue its and Piedmont's business at their existing offices, all under the supervision and regulation of the North Carolina Commissioner of Banks (the "Commissioner") and the Federal Deposit Insurance Corporation (the "FDIC"). Piedmont's deposit accounts will become deposit accounts of Yadkin and will continue to be insured by the FDIC to the maximum amount permitted by law. Piedmont will continue to conduct its banking business at its then currently established offices in Iredell and Mecklenburg Counties (and any new offices opened in these counties) under the name "Piedmont Bank." (See "Yadkin Valley Bank and Trust Company" on page __.)

CONVERSION OF MAIN STREET STOCK

At the Effective Time, each outstanding share of Main Street Stock held of record by a Main Street shareholder (other than a shareholder who "dissents") automatically will be converted into the right to receive 1.68 shares of Yadkin Stock or $18.50 in cash. Main Street shareholders may, subject to certain limitations, elect to receive Yadkin Stock or cash (or some combination of both) for their shares of Main Street Stock. Main Street shareholders who elect to receive Yadkin Stock will become shareholders of Yadkin. (See "Rights of Dissenting Shareholders" on page __.)

Changes in the market value of Yadkin Stock or Main Street Stock prior to the Effective Time will not result in a change in the exchange rate at which Main Street Stock is converted into Yadkin Stock. However, if there is a change in the number of outstanding shares of Main Street Stock or Yadkin Stock prior to the Effective Time as a result of a stock dividend, stock split, reclassification or other subdivision or combination of outstanding shares, then an appropriate and proportionate adjustment will be made in the number of shares of Yadkin Stock into which each share of Main Street Stock will be converted. Management of Main Street and Yadkin currently are not aware of any change (completed or proposed) in the outstanding shares of Main Street Stock or Yadkin Stock, which would result in an adjustment.

RESTRICTIONS ON AMOUNT OF YADKIN STOCK AND CASH TO BE ISSUED

The Merger Agreement provides that, notwithstanding the right of Main Street Shareholders to elect the form of consideration into which their shares of Main Street Stock are converted, 70% of the total consideration received by Main Street Shareholders shall consist of Yadkin Stock and 30% of the total consideration received by Main Street Shareholders shall consist of cash. In the event that Main Street Shareholders make elections that would call for an aggregate amount of Yadkin Stock or an aggregate amount of cash (including cash paid to dissenting shareholders) which is more or less than the above percentage amounts, then that number of shares or amount of cash necessary shall be reduced to the above percentage and the amount of additional cash or shares of Yadkin Stock, as the case may be, will be allocated pro rata among all of Main Street's shareholders.

SURRENDER AND EXCHANGE OF CERTIFICATES

Following the Effective Time, all certificates that formerly represented shares of Main Street Stock held by Main Street's shareholders ("Old Certificates") will represent only the right to receive certificates ("New Certificates") evidencing the shares of Yadkin Stock into which the shares of Main Street Stock have been converted or the right to receive $18.50 in cash. At the Effective Time, Main Street's stock transfer books will be closed and no further transfer of Main Street Stock or of Old Certificates will be recognized or registered. As soon as possible following the Effective Time, Yadkin will send transmittal forms to Main Street's former shareholders with instructions for electing the form of consideration they wish to receive and instructions for forwarding their Old Certificates for surrender to Yadkin or to an agent designated by Yadkin to act as its exchange agent. Upon proper surrender to Yadkin or its agent by former Main Street shareholders of their Old Certificates (together with properly completed transmittal forms), they will receive the New Certificates representing the Yadkin Stock into which their Main Street Stock has been converted and/or a check for cash into which their Main Street Stock has been converted. Main Street shareholders who elect to receive Yadkin Stock may also receive a check for any fractional share to which they otherwise would be entitled. In the case of Main Street's shareholders who properly exercise their dissenters' rights, the process for submitting Old Certificates and receiving cash for the "fair value" of their shares is described in this Joint Proxy Statement/Offering Circular under the caption "Rights of Dissenting Shareholders" on page __.

Until surrendered to Yadkin or its exchange agent, Old Certificates will be considered for all purposes to represent only the right of former Main Street shareholders to receive the New Certificates evidencing the Yadkin Stock or cash into which their Main Street Stock has been converted. However, after the Effective Time, and regardless of whether they have surrendered their Old Certificates, former Main Street shareholders will be entitled to vote and to receive any dividends or other distributions (for which the record date is after the Effective Time) on the number of whole shares of Yadkin Stock into which their Main Street Stock has been converted, but no dividends or other distributions actually will be paid to them unless and until their Old Certificates are physically surrendered to Yadkin or its exchange agent. Upon surrender and exchange of Old Certificates, Yadkin will pay the amount, without interest, of any dividends and other distributions which became payable on the shares of Yadkin Stock represented by those Old Certificates after the Effective Time but which had not been paid. (See "Market and Dividend Information -- Yadkin's Capital Stock" on page __.)

If a Main Street shareholder's Old Certificates have been lost, stolen or destroyed, that shareholder will be required to furnish to Yadkin evidence satisfactory to it of ownership of the Main Street Stock evidenced by those Old Certificates and of the loss, theft or destruction of those certificates. Yadkin also may require the shareholder to furnish appropriate and customary indemnification (which may include an indemnity bond issued by a surety) in order to receive the New Certificates to which the shareholder is entitled.

MAIN STREET'S SHAREHOLDERS SHOULD NOT FORWARD THEIR OLD CERTIFICATES TO YADKIN OR ITS EXCHANGE AGENT UNTIL THEY RECEIVE INSTRUCTIONS TO DO SO.

EFFECT OF THE MERGER ON OUTSTANDING YADKIN STOCK

The shares of Yadkin Stock that are held by its shareholders at the Effective Time will remain outstanding. The Merger will not change the outstanding shares of Yadkin Stock and will not affect any rights of Yadkin's current shareholders or require that they surrender their stock certificates. However, because Yadkin is expected to issue a total of approximately 1,691,093 new shares of Yadkin Stock to Main Street's shareholders, the Merger will dilute the relative percentage interests of Yadkin's current shareholders. It is expected that, following the Merger, Yadkin's current shareholders will hold approximately 81%, and Main Street's former shareholders will hold approximately 19%, of Yadkin's outstanding shares. In addition to the shares of Yadkin Stock to be issued at the Effective Time, outstanding options previously granted by Main Street to its directors, officers and employees to purchase an aggregate of 182,355 shares of Main Street Stock will be converted (at the same rate at which shares of Main Street Stock will be converted into shares of Yadkin Stock) into options to purchase an aggregate of approximately 306,356 shares of Yadkin Stock. (See "-- Interests of Certain Persons With Respect to the Merger" on page __.)

TREATMENT OF FRACTIONAL SHARES

No fraction of a share of Yadkin Stock, or any scrip or certificate representing any fractional share, will be issued to any Main Street shareholder in connection with the Merger, and no right to vote or to receive any dividend or other distribution will attach to any fractional share. If the conversion of a Main Street shareholder's shares of Main Street Stock otherwise would result in a fraction of a share of Yadkin Stock, then, upon the surrender and exchange of the shareholder's Old Certificates, and in the place of the fractional share, Yadkin will pay the shareholder cash in an amount equal to that fraction multiplied by the market value of a share of Yadkin Stock at the Effective Time as determined by Yadkin.

RECOMMENDATION

MAIN STREET'S BOARD OF DIRECTORS. Main Street's Board of Directors has approved the Merger Agreement and believes the Merger and the Bank Merger are in the best interests of Main Street, Piedmont and Main Street's shareholders. The Board of Directors recommends that Main Street's shareholders vote to approve the Merger Agreement and the Merger.

YADKIN'S BOARD OF DIRECTORS. Yadkin's Board of Directors also has approved the Merger Agreement and believes the Merger and the Bank Merger are in the best interests of Yadkin and its shareholders. The Board of Directors recommends that Yadkin's shareholders vote to approve the Merger Agreement, the Merger and the Bank Merger.

BACKGROUND OF AND REASONS FOR THE MERGER

Piedmont's and Main Street's Boards of Directors regularly assess the strategic position of Piedmont and Main Street in light of the enactment of the Gramm-Leach-Bliley Act, the increased competition faced by community financial institutions, the consolidation of the financial services industry and the cost of developing the delivery systems for products and services. In April 2001, Yadkin's President announced his retirement to be effective June 30,

2002. Piedmont's management contacted Yadkin to determine the planned succession of management at Yadkin and whether there would be any interest in a discussion of a possible combination with Piedmont. Yadkin indicated that it intended to conduct a search for a successor and did not wish to consider any other proposals at that time.

Piedmont has been a rapidly growing institution and the Board needed to position the company to increase capital to support continued growth in the Bank's assets. In July 2001, the Board determined that formation of a bank holding company would provide Piedmont with certain advantages in raising additional capital. While Piedmont had been successful in increasing its capital through the sale of additional shares of common stock to the public, there are economic, market and other practical limits on any company's ability to rely on the public offering process as a continuing source of additional capital. Except under certain circumstances, and then only to a limited extent, borrowings by Piedmont are not counted as capital for regulatory purposes. However, a bank holding company can borrow funds and contribute them as permanent capital to its subsidiary bank with the effect of increasing the subsidiary bank's capital through means other than the public sale of stock.

The growth of Piedmont was being limited by its capital position and the Board decided to form a holding company as soon as possible and to consider proposals to have the holding company issue trust preferred stock shortly after formation of the holding company. It was expected that substantially all of the proceeds from the sale of the trust preferred stock would have been contributed by the holding company to Piedmont, and the funds received by Piedmont would have increased its capital and supported its continued growth. The applications requesting approval to form the holding company and to have Piedmont become a member of the Federal Reserve System were filed in late August 2001 and a special meeting of the shareholders of Piedmont to approve formation of the holding company was held on December 6, 2001. Main Street became the holding company for Piedmont and Piedmont became a member of the Federal Reserve System effective January 1, 2002.

In late November 2001, Piedmont's management again contacted Yadkin to inquire about Yadkin's succession plan and whether Yadkin had any interest in a possible combination. As a result of this contact, management of Piedmont met with the Yadkin Executive Committee and Yadkin began a discussion of the possible terms of such a proposal. At the Piedmont Board meeting on December 11, 2001, the Piedmont Board discussed the possibility of a merger with Yadkin and directed management to inform Yadkin that Piedmont would be open to an offer.

Yadkin presented a proposal to Piedmont in January 2002 that was considered by the Main Street Executive Committee on January 11, 2002. The Executive Committee asked to meet with management of Yadkin and this meeting was held on January 14, 2002 at which time certain terms of the proposal were discussed, and Yadkin agreed to present a further offer.

On January 15, 2002 at the regularly called Main Street Board meeting, another Yadkin proposal was presented. The Main Street Board decided to counter this Yadkin proposal. On January 17th, Yadkin provided another proposal which was accepted by the Main Street Executive Committee and recommended to the full Main Street Board. The Main Street Board approved the proposal and the letter of intent between Main Street and Yadkin was signed on January 23, 2002.

While Main Street has taken a number of steps to position Piedmont to be a stand-alone competitor as a community bank, the Main Street Board also believes that the merger with Yadkin offers a number of attractive features, including:

         - Main Street's chief executive officer becomes the chief executive officer of the combined institution;

         - the lack of any geographic overlap of the markets of the two institutions;

         - a combination with a profitable, very well capitalized bank with a mature loan portfolio and earnings stream that will enable the combined institution to continue aggressive growth;

         -        no duplication of personnel functions; and

         - the opinion of its financial advisor, The Carson Medlin Company, that the merger was fair, from a financial standpoint, to the shareholders of Main Street.

After weighing the various options available to Piedmont and Main Street, including continued independence, future expansion, and other potential business combinations, the Main Street Board determined that a merger with Yadkin would provide the greatest potential for enhancing the long-term return to shareholders of Main Street.

OPINION OF YADKIN'S FINANCIAL ADVISOR

GENERAL. Yadkin's Board of Directors retained Sterne, Agee & Leach, Inc. ("Sterne Agee") on December 3, 2001, to act as Yadkin's financial advisor in connection with the Board's evaluation of a potential acquisition of Main Street. The Board of Directors selected Sterne Agee to serve as its financial advisor because Sterne Agee is a recognized regional investment banking firm with expertise in financial institutions. As part of its investment banking business, Sterne Agee is regularly involved in the valuation of financial institutions and their securities. On March 28, 2002, Sterne Agee rendered its oral opinion to the Board of Directors of Yadkin that, as of such date, subject to certain assumptions, factors and limitations, the consideration proposed to be paid by Yadkin pursuant to the Merger Agreement was fair, from a financial point of view, to the shareholders of Yadkin. Sterne Agee confirmed its oral opinion by delivering written opinion to Yadkin's Board of Directors dated May __, 2002.

A COPY OF STERNE AGEE'S WRITTEN OPINION IS ATTACHED AS APPENDIX C TO THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR AND IS INCORPORATED BY REFERENCE INTO THIS DESCRIPTION. THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPINION. YADKIN'S SHAREHOLDERS ARE URGED TO READ THE OPINION CAREFULLY IN CONNECTION WITH THEIR CONSIDERATION OF THE MERGER. STERNE AGEE'S OPINION WAS DIRECTED TO YADKIN'S BOARD OF DIRECTORS FOR ITS INFORMATION IN CONSIDERING THE MERGER AGREEMENT. THE OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION TO YADKIN'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. IT DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION OF YADKIN'S BOARD OF DIRECTORS TO ENGAGE IN THE MERGER OR ANY OTHER ASPECT OF THE MERGER AND IS NOT A RECOMMENDATION TO ANY YADKIN SHAREHOLDER AS TO HOW THAT SHAREHOLDER SHOULD VOTE AT THE YADKIN SPECIAL MEETING WITH RESPECT TO THE MERGER OR ANY OTHER MATTER. NO LIMITATIONS WERE IMPOSED BY YADKIN'S BOARD OF DIRECTORS OR ITS MANAGEMENT

UPON STERNE AGEE WITH RESPECT TO THE INVESTIGATIONS MADE OR THE PROCEDURES FOLLOWED BY STERNE AGEE IN RENDERING ITS OPINION.

In rendering its opinion, Sterne Agee reviewed, analyzed and relied upon certain materials relating to the financial and operating condition of Yadkin and Main Street including, among other things, the following:

- the Merger Agreement dated March 28, 2002, and certain related documents;

- annual reports to shareholders and annual reports on Form 10-K and Form 10-KSB of Yadkin and Main Street, respectively, for the three years ended December 31, 2001;

- certain interim reports to shareholders and quarterly reports on Form 10-Q and Form 10-QSB of Yadkin and Main Street, respectively, and certain other communications;

- other financial information concerning the businesses and operations of Yadkin and Main Street furnished to Sterne Agee by the respective companies for the purposes of Sterne Agee's analysis, including certain internal financial analyses and forecasts for Yadkin and Main Street prepared by the senior managements of the respective companies;

- certain publicly available information concerning the historical price, price-to-earnings and price-to-book ratios as well as the trading activity for the common stocks of Yadkin and Main Street;

- certain publicly available information with respect to banking companies and the types and terms of other transactions that Sterne Agee considered relevant to its analysis; and

- certain deposit data available as of June 30, 2001, published by the FDIC with regard to the deposits and market shares held by Yadkin and Main Street.

Sterne Agee also held discussions with the senior managements of Yadkin and Main Street regarding their past, current and prospective operations, financial condition, regulatory examinations, audits and other matters and considered such other financial factors as Sterne Agee deemed appropriate under the circumstances including general economic, market and financial conditions, its knowledge of similar transactions and its experience in securities valuations for financial institutions. Sterne Agee's opinion was based upon conditions, as they existed on the date of the opinion and the information made available up to such date.

In conducting its review and arriving at its opinion, Sterne Agee relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information provided to it or publicly available. Sterne Agee relied upon the managements of Yadkin and Main Street as to the reasonableness and achievability of the financial and operating budgets and forecasts (and the related assumptions and bases underlying such forecasts) provided to Sterne Agee, and assumed that such budgets and forecasts reflected the best available estimates and judgments of such management and that such budgets and forecasts will be realized in the amounts and in the time periods estimated by such management. Sterne Agee also assumed, without independent verification, that the aggregate allowances for loan losses for

Yadkin and Main Street are adequate to cover such losses. Sterne Agee did not make or obtain any evaluations or appraisals of the property of Yadkin and Main Street, nor did Sterne Agee examine any loan credit files. Sterne Agee assumed in rendering its opinion that the merger would be accounted for as a purchase under generally accepted accounting principles.

The preparation of a fairness opinion involves various determinations of the most appropriate and relevant methods of financial analysis and the application of those methods to particular circumstances, and, therefore, such an opinion is not readily susceptible to summary description. In arriving at their fairness opinion, Sterne Agee did not attribute any particular weight to any analysis or factor considered by them, but rather made qualitative judgments about the significance and relevancy of each analysis and factor. None of the analyses performed by Sterne Agee was assigned a greater significance by Sterne Agee than any other and therefore you should not attribute any greater importance upon one analysis versus another as a result of the order in which they are discussed herein. Accordingly, Sterne Agee believes that its analyses must be considered as a whole and that a review of selected portions of such analyses and the factors considered therein, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying their opinion. In their analyses, Sterne Agee made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Yadkin's control. Any estimates contained in Sterne Agee's analyses are not indicative of actual values or predictive of future results or values that may be significantly more or less favorable than such estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities actually may be sold.

The following is a brief summary of the material financial analyses performed by Sterne Agee in connection with its opinion; it does not purport to be a complete description of all analyses performed.

FINANCIAL PERFORMANCE OVERVIEW. Sterne Agee reviewed financial performance ratios, stock trading history, income statement and balance sheet information, per share financial results and other information for both Yadkin and Main Street and the combined company before and after acquisition adjustments, cost savings and revenue enhancements.

SUMMARY OF PROPOSAL. Sterne Agee reviewed the financial terms of the proposed transaction. Based upon a price per share of Yadkin Stock of $10.80 (the closing price per share on January 22, 2002, the last trading day prior to announcement of the Merger), an exchange ratio of 1.68 shares of common stock of Yadkin for each share of Main Street Stock, or $18.50 in cash for each share of Main Street Stock held, and that 70% and 30% of Main Street shares held would be exchanged for Yadkin Stock and cash, respectively, Sterne Agee calculated an implied transaction value per share of Main Street Stock of $18.25. Sterne Agee also calculated an implied aggregate transaction value of $26.6 million, based upon 1,365,890 common shares outstanding and 232,304 options outstanding at a weighted average exercise price of $10.86 at December 31, 2001. Based upon Main Street's financial information as of and for the year ended December 31, 2001, Sterne Agee calculated the following transaction value ratios:

         -        34.0x diluted earnings per share

         -        1.82x book value

         -        1.82x tangible book value

         -        11.2% of total assets

         - 6.4% premium on core deposits, defined as merger consideration less tangible equity as a percentage of core deposits

         -        46.0% premium to Main Street's stock price on January 22, 2002

SIMILAR ACTUAL TRANSACTIONS. Sterne Agee analyzed certain financial data related to 34 acquisitions of banks or thrifts in the Southeastern United States (Virginia, West Virginia, North Carolina, South Carolina, Georgia, Florida, Alabama, Mississippi, Tennessee, and Arkansas) with total assets between $100 million and $400 million, and the transaction was announced between January 1, 2000, and April 5, 2002 (the "Southeastern Acquisitions").

Sterne Agee calculated average valuation multiples for the Southeastern Acquisitions as follows:

         -        23.5x trailing twelve months diluted earnings per share;

         -        2.07x quarter-end book value

         -        2.07x quarter-end tangible book value

         -        20.4% of quarter-end assets

         -        16.5% premium on quarter-end core deposits

In calculating the average valuation multiples, Sterne Agee made certain statistical adjustments to make the averages more meaningful for comparison purposes.

CONTRIBUTION ANALYSIS. Sterne Agee analyzed the relative contribution of Yadkin and Main Street to certain balance sheet items, including assets, deposits, loans, and common equity as of December 31, 2001, and net income for 2001 and estimated net income for 2002. Sterne Agee then compared the relative contribution for Yadkin and Main Street to the pro forma diluted ownership (taking into account options for Yadkin, Main Street and their respective exercise prices) assuming all Main Street shares and options are exchanged at the exchange ratio of 1.68 and no Main Street shares are converted into cash or the right to receive cash. The contribution analysis showed that Yadkin's pro forma diluted ownership would be approximately 74.4% of the combined institution. Yadkin's contribution for various balance sheet and income statement items to the combined institution are as follows: 60.9% of the combined assets, 59.0% of the combined deposits, 60.6% of the combined loans, 75.7% of the combined common equity, 88.5% of the combined 2001 net income, and 83.9% of the combined estimated 2002 net income.

FINANCIAL IMPACT ANALYSIS. Sterne Agee reviewed pro forma income statement and balance sheet and certain pro forma financial information contained in analyses prepared by the managements of Yadkin and Main Street. Such pro forma financial information was discussed with the managements of both Yadkin and Main Street. The actual results achieved by the combined company after the merger may vary from the projected results and the variations may be material.

Sterne Agee calculated the pro forma effects of the merger on Yadkin's diluted earnings per share ("EPS") and cash EPS estimates for 2002 and 2003 based on earnings estimates for Yadkin and Main Street as supplied by the managements of each of the companies. Such pro forma effects included benefits from cost savings and revenue enhancements. Pre-tax cost savings are assumed to be 15% of Main Street's projected post-merger non-interest expense in 2002 and 2003. Revenue enhancements are not projected to be material in 2002 and 2003. Sterne Agee calculated that 2002 and 2003 pro forma diluted EPS would be 3.3% and 1.6% dilutive, respectively, to Yadkin's estimated diluted EPS. Sterne Agee calculated that 2002 and 2003 pro forma diluted cash EPS would be 1.1% dilutive and 2.0% accretive, respectively, to Yadkin's estimated diluted cash EPS.

Sterne Agee reviewed Yadkin's pro forma book value per share for March 31, 2002, of $7.46, which compares with the actual March 31, 2002, book value of $6.40, representing per share accretion of 16.6%. Sterne Agee also reviewed Yadkin's pro forma tangible book value per share for March 31, 2002, of $5.89, which compares with the actual March 31, 2002, tangible book value of $6.40, representing per share dilution of 8.0%.

SELECTED PEER GROUP ANALYSIS. Sterne Agee compared the financial performance of Main Street based on selected measures of profitability, asset quality, capital adequacy, liquidity, and efficiency to those of a group of comparable banks. For the purposes of the analysis, the financial data used by Sterne Agee were for the year ended December 31, 2001. The peer group was composed of banks established in 1997 in the Southeastern United States (Virginia, West Virginia, North Carolina, South Carolina, Georgia, Florida, Alabama, Mississippi, Tennessee, and Arkansas) with total assets between $75 million and $400 million.

         Sterne Agee's analysis showed the following concerning Main Street's performance:

         - that its return on average equity of 5.50% compared with an average of 8.08% for the peer group;

         - that its return on average assets of 0.40% compared with an average of 0.67% for the peer group;

         - that its net interest margin of 3.14% compared with an average of 3.90% for the peer group;

         - that its net charge-offs to average loans were 0.38% compared with an average of 0.22% for the peer group;

         - that its ratio of loan loss reserve to total loans was 1.26% compared with an average of 1.24% for the peer group;

         - that its ratio of nonperforming assets to total loans and other real estate owned was 0.93% compared with an average of 0.77% for the peer group;

         - that its ratio of equity to assets of 6.15% compared with an average of 8.53% for the peer group;

         - that its ratio of loans to deposits of 74.4% compared with an average of 83.8% for the peer group; and

         - that its ratio of non-interest expense to operating revenue of 74.4% compared with an average of 72.8% for the peer group.

NET PRESENT VALUE ANALYSIS. Sterne Agee performed an analysis to calculate a range of net present values per share of Main Street Stock assuming Main Street continued to operate as a stand-alone entity. The range was determined by adding the present value of the estimated future dividend stream that Main Street could generate through December 31, 2006 and the present value of the terminal value of Main Street Stock on December 31, 2006. To approximate the terminal value, Sterne Agee applied price-to-earnings multiples ranging from 17 to 19 times, which was chosen to reflect a control premium and as such contemplates a sale of Main Street in 2006. The dividend streams and terminal values were discounted to present values using different discount rates ranging from 14% to 16% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Main Street Stock. This analysis indicated an imputed range of values per share of Main Street Stock of $19.40 to $23.59. Sterne Agee calculated an implied transaction value per share of Main Street Stock of $18.25.

In connection with its written opinion as of May __, 2002, Sterne Agee confirmed the appropriateness of its reliance on the analyses used to render its March 28, 2002, oral opinion to the board of directors of Yadkin by performing procedures to update certain of its analyses and by reviewing the assumptions on which the analyses were based and the factors considered in connection with them.

Sterne Agee's opinion in Appendix C, dated as of May ___, 2002, is based solely upon the information available to Sterne Agee and the economic, market and other circumstances as they existed as of such date. Events occurring after that date could materially affect the assumptions and conclusions contained in Sterne Agee's opinion. Sterne Agee has not undertaken to reaffirm or revise its opinion or otherwise comment on any events occurring after the date of its opinion.

Yadkin and Sterne Agee entered into a letter agreement dated December 3, 2001, relating to the services to be provided by Sterne Agee in connection with the Merger. Yadkin paid Sterne Agee a nonrefundable fee of $50,000 at the time of execution of the Agreement. Yadkin has agreed to pay Sterne Agee an additional nonrefundable fee of $165,000 contingent on and payable upon the closing of the Merger. In addition, Yadkin agreed to reimburse Sterne Agee for out-of-pocket expenses incurred in connection with its engagement and to indemnify Sterne Agee against certain liabilities, including liabilities under the federal securities laws.

In the ordinary course of business, Sterne Agee trades the equity securities of Yadkin and Main Street for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in those securities. Sterne Agee and its officers, employees, consultants and agents may have long or short positions in securities of Yadkin and Main Street.

OPINION OF MAIN STREET'S FINANCIAL ADVISOR

By letter agreement dated February 7, 2002, Main Street engaged The Carson Medlin Company ("Carson Medlin") to serve as its financial adviser and to render its opinion as to the fairness, from a financial point of view, of the consideration received by the shareholders of Main Street in the Merger. Main Street selected Carson Medlin as its financial advisor on the basis of Carson Medlin's historical relationship with Main Street and Carson Medlin's experience and expertise in advising community banks in similar transactions. Carson Medlin is an investment banking firm which specializes in the securities of financial institutions located in the southeastern and western United States. As part of its investment banking activities, Carson Medlin is regularly engaged in the valuation of financial institutions and transactions relating to their securities, including mergers and acquisitions.

Carson Medlin provided its analysis of the Merger to Main Street's board of directors in connection with the board's meeting held on March 21, 2002 during which the terms of the transaction were discussed and approved. Carson Medlin delivered its written opinion as of that date that the consideration provided for in the Merger Agreement is fair, from a financial point of view, to the shareholders of Main Street. Carson Medlin subsequently confirmed its opinion in writing as of ________, the most recent practicable date prior to the printing of this proxy statement.

                                    GENERAL.

A COPY OF CARSON MEDLIN'S WRITTEN OPINION IS ATTACHED AS APPENDIX D TO THIS JOINT PROXY STATEMENT/OFFERING CIRCULAR AND IS INCORPORATED BY REFERENCE INTO THIS DESCRIPTION. THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPINION. MAIN STREET'S SHAREHOLDERS ARE URGED TO READ THE OPINION CAREFULLY IN CONNECTION WITH THEIR CONSIDERATION OF THE MERGER. CARSON MEDLIN'S OPINION WAS DIRECTED TO MAIN STREET'S BOARD OF DIRECTORS FOR ITS INFORMATION IN CONSIDERING THE MERGER AGREEMENT. THE OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE MERGER CONSIDERATION TO MAIN STREET'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. IT DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION OF MAIN STREET'S BOARD OF DIRECTORS TO ENGAGE IN THE MERGER OR ANY OTHER ASPECT OF THE MERGER AND IS NOT A RECOMMENDATION TO ANY MAIN STREET SHAREHOLDER AS TO HOW THAT SHAREHOLDER SHOULD VOTE AT THE MAIN STREET ANNUAL MEETING WITH RESPECT TO THE MERGER OR ANY OTHER MATTER. NO LIMITATIONS WERE IMPOSED BY MAIN STREET'S BOARD OF DIRECTORS OR ITS MANAGEMENT UPON CARSON MEDLIN WITH RESPECT TO THE INVESTIGATIONS MADE OR THE PROCEDURES FOLLOWED BY CARSON MEDLIN IN RENDERING ITS OPINION.

The preparation of a financial fairness opinion involves various determinations as to the most appropriate methods of financial analysis and the application of those methods to the particular circumstances. It is therefore not readily susceptible to partial analysis or summary description. In connection with rendering its opinion, Carson Medlin performed a variety of financial analyses. Carson Medlin believes that its analyses must be considered together as a whole and that selecting portions of its analyses and the facts considered in its analyses, without considering all other factors and analyses, could create an incomplete or inaccurate view of the analyses and the process underlying the rendering of Carson Medlin's opinion.

In performing its analyses, Carson Medlin made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of Main Street and Yadkin and may not be realized. Any estimates contained in Carson Medlin's analyses are not necessarily predictive of future results or values, which may be significantly more or less favorable than the estimates. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which the companies or their securities may actually be sold. Except as described below, none of the analyses performed by Carson Medlin was assigned a greater significance by Carson Medlin than any other. The relative importance or weight given to these analyses by Carson Medlin is not necessarily reflected by the order of presentation of the analyses herein (and the corresponding results). The summaries of financial analyses include information presented in tabular format. The tables should be read together with the text of those summaries.

Carson Medlin has relied, without independent verification, upon the accuracy and completeness of the information it reviewed for the purpose of rendering its opinion. Carson Medlin did not undertake any independent evaluation or appraisal of the assets and liabilities of Main Street or Yadkin, nor was it furnished with any appraisals.

Carson Medlin is not an expert in the evaluation of loan portfolios, including under-performing or non-performing assets, charge-offs or the allowance for loan losses; it has not reviewed any individual credit files of Main Street or Yadkin; and it has assumed that the allowances of Main Street and Yadkin are in the aggregate adequate to cover potential losses. Carson Medlin's opinion is necessarily based on economic, market and other conditions existing on the date of its opinion, and on information as of various earlier dates made available to it which is not necessarily indicative of current or future market conditions.

In rendering its opinion, Carson Medlin made the following assumptions:

         - that the Merger will be accounted for as a purchase in accordance with generally accepted accounting principles;

         - that all material governmental, regulatory and other consents and approvals necessary for the consummation of the Merger would be obtained without any adverse effect on Main Street, Yadkin or on the anticipated benefits of the Merger;

         - that Main Street had provided it with all of the information prepared by Main Street or its other representatives that might be material to Carson Medlin in its review; and

         - that the financial projections it reviewed were reasonably prepared on a basis reflecting the best currently available estimates and judgement of the management of Main Street as to the future operating and financial performance of Main Street.

In connection with its opinion dated March 21, 2002, Carson Medlin reviewed:

         -        the Merger Agreement;

         - the audited financial statements of Yadkin for the four years ended December 31, 2001;

         - the audited financial statements of Main Street for the four years ended December 31, 2001;

         - certain financial and operating information with respect to the business, operations and future prospects of Yadkin and Main Street.

In addition, Carson Medlin:

         - held discussions with members of management of Yadkin and Main Street regarding the historical and current business operations, financial condition and future prospects of their respective companies;

         - reviewed the historical market prices and trading activity for the common stocks of Yadkin and Main Street and compared them to those of certain publicly-traded companies which Carson Medlin deemed relevant;

         - compared the results of operations of Yadkin and Main Street with those of certain financial institutions which it deemed to be relevant;

         - compared the proposed financial terms of the Merger with the financial terms, to the extent publicly available, of certain other recent business combinations of commercial banking organizations;

         - conducted such other studies, analyses, inquiries and examinations as Carson Medlin deemed appropriate.

VALUATION METHODOLOGIES

The following is a summary of the material analyses performed by Carson Medlin in connection with its opinion provided to Main Street's board of directors as of March 21, 2002. The summary does not purport to be a complete description of the analyses performed by Carson Medlin.

SUMMARY OF MERGER AND ANALYSIS

Carson Medlin reviewed the terms of the proposed merger, including the form of consideration, the price per share of Yadkin common stock and the price paid to Main Street shareholders pursuant to the proposed merger. Under the terms of the Merger Agreement, Main Street shareholders will receive either 1.68 shares of Yadkin common stock, subject to certain adjustment, or $18.50 in cash for each outstanding Main Street common share.

Carson Medlin calculated that the indicated consideration to be paid to Main Street shareholders, based on the average proportions to all Main Street shareholders of 70% stock and 30% cash, represented:

         - a 76.9% premium to Main Street's market value one month prior to announcement;

         -        186.7% of Main Street's book value at December 31, 2001;

         - a 6.7% premium on Main Street's core deposits at December 31, 2001; and

         -        11.5% of Main Street's total assets at December 31, 2001.

INDUSTRY COMPARATIVE ANALYSIS

In connection with rendering its opinion, Carson Medlin compared selected operating results of Main Street to traded community commercial banks in Florida, Georgia, Louisiana, North Carolina, South Carolina, Virginia and West Virginia, established in the past five years, and which are listed in the EASTERN DE NOVO BANK REVIEW, a proprietary research publication prepared by Carson Medlin quarterly since 1998. Carson Medlin considers this group of de novo financial institutions more comparable to Main Street than larger, more widely traded community and regional financial institutions. Carson Medlin compared, among other factors, profitability, capitalization, and leverage (loans to deposits) of Main Street to these financial institutions. Carson Medlin noted the following performance based on results at or for the three months ended September 30, 2001 (most recent available, as of the date of Carson Medlin's opinion):

                                                                                               Average for
                                                                          MAIN STREET           Peer Group
-----------------------------------------------------------------------------------------------------------
Return on Average Assets, pretax                                             0.56%                 0.65%
Equity to Assets                                                              6.7%                  9.7%
Interest Spread                                                              2.45%                 3.06%
Loans to Deposits                                                              77%                   83%
Price to Book Value (at December 31, 2001)                                   0.92                  1.25
-----------------------------------------------------------------------------------------------------------

This comparison indicated that Main Street's financial performance was below the peer group for each factor analyzed.

Carson Medlin also compared selected operating results of Yadkin to those of more than 60 traded community commercial banks in Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Virginia and West Virginia, which are listed in the SOUTHEASTERN INDEPENDENT BANK REVIEW, a proprietary research publication prepared by Carson Medlin quarterly since 1991. Carson Medlin considers this group of financial institutions more comparable to Yadkin than larger, more widely traded regional financial institutions. Carson Medlin compared, among other factors, profitability, capitalization, asset quality and operating efficiency of Yadkin to these financial institutions. Carson Medlin noted the following performance based on financial results at or for the nine months ended September 30, 2001 and December 31, 2001 stock prices.

                                                                                                         Average for
                                                                                         YADKIN          Peer Group
         -----------------------------------------------------------------------------------------------------------
         Return on Average Assets                                                         1.75%               1.02%
         Return on Average Equity                                                        14.10%              11.20%
         Equity to Assets                                                                 12.7%                9.2%
         Nonperforming Assets/(Loans+OREO)                                                0.68%               1.06%
         Efficiency Ration                                                                41.7%               62.4%
         -----------------------------------------------------------------------------------------------------------
         Price to Book Value (at December 31, 2001)                                        1.78               1.53
         Price to Earnings (trailing 12 mos at 9/30/01)                                    12.8               14.6

Carson Medlin noted that Yadkin's financial performance was superior to the peer group for all measures examined. Yadkin's common stock traded at a premium to the peer group average on a book value basis but at a discount to the peer group based on trailing 12 months earnings.

COMPARABLE TRANSACTION ANALYSIS

Carson Medlin reviewed certain information related to the following selected merger transactions involving commercial banks in the southeastern United States announced since January 1, 2001 with assets of between $150 and $500 million:

                             COMPARABLE TRANSACTIONS

                      SELLER                                                        BUYER
------------------------------------------------------------------------------------------------------------
First Vantage Bank                              TN        National Commerce Bancorporation              TN
Park Meridian Financial Corp.                   NC        Regions Financial Corporation                 AL
Salem Community Bancshares, Inc.                VA        FNB Corporation                               VA
Bank of Tidewater                               VA        SouthTrust Corporation                        AL
Nashoba Bancshares, Inc.                        TN        Trustmark Corporation                         MS

In evaluating these factors, Carson Medlin considered, among other factors, capital level, asset size and quality of assets of the acquired financial institutions. Carson Medlin compared the transaction prices at the time of announcement to the trailing earnings, stated book value, total and core deposits and total assets of the acquired institutions.

                         COMPARABLE TRANSACTION ANALYSIS

PURCHASE PRICE AS A PERCENTAGE OF TANGIBLE BOOK VALUE                        Low                  High              Average
----------------------------------------------------------------------------------------------------------------------------
Comparable Transactions                                                      201%                 317%                 230%
Range of Values (based on Main Street's book value of $10.33
per share at December 31, 2001)                                           $20.76               $32.75               $23.76

Under the terms of the Merger Agreement, Main Street shareholders will receive $18.50 per share, or 187% of book value. This consideration is below the average of the range for the comparable transactions.

PURCHASE PRICE AS A MULTIPLE OF EARNINGS                                    Low                 High              Average
----------------------------------------------------------------------------------------------------------------------------
Comparable Transactions                                                    16.5                 20.3                18.2
Range of Values (based on Main Street earnings per share of
$0.56 estimated for 2001)                                                 $9.24               $11.37              $10.19

Under the terms of the Merger Agreement, Main Street shareholders will receive $18.50 per share, or 35 times trailing twelve months earnings per share. This consideration is above the average of the range for the comparable transactions.

OTHER PRICING MULTIPLES                                          Main Street                 Comparable Transactions
                                                                  Indicator              Low          High            Average
------------------------------------------------------------------------------------------------------------------------------
Purchase Price % of Total Deposits                                  30.6%               12.3%         34.9%            21.1%
Core Deposit Premium (on stated equity)                              6.7%               12.2%         20.0%            15.3%
Purchase Price % of Total Assets                                    11.5%               15.3%         23.5%            18.6%

The core deposit premium, which is the aggregate transaction value minus stated book value divided by core deposits, is 6.7% which is below the range for the comparable transactions. The purchase price as a percentage of total assets implied by the merger is 11.5%, which is also below the range for the comparable transactions.

No company or transaction used in Carson Medlin's analyses is identical to Main Street or the proposed merger. Accordingly, the results of these analyses necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics of Main Street and other factors that could affect the value of the companies to which they have been compared.

PRESENT VALUE ANALYSIS

Carson Medlin calculated the present value of Main Street assuming that Main Street remained an independent bank. For purposes of this analysis, Carson Medlin utilized certain projections of Main Street's future growth of assets, earnings and dividends and assumed a terminal price to book value multiple from 2.00 times. These values were then discounted to present value utilizing discount rates of 15% to 17%. These rates were selected because, in Carson Medlin's experience, they represent the rates that investors in securities such as Main Street's common stock would demand in light of the potential appreciation and risks.

                             PRESENT VALUE ANALYSIS
                                   (per share)

                                                            RANGE OF SALE OF CONTROL MULTIPLES
DISCOUNT       -------------------------------------------------------------------------------------------------------------------
 RATES                   1.80                       1.90                    2.00                    2.10                  2.20
----------------------------------------------------------------------------------------------------------------------------------
  15%                  $ 17.27                    $ 18.23                 $ 19.19                 $ 20.15                $ 21.11
  16%                  $ 16.54                    $ 17.46                 $ 18.38                 $ 19.30                $ 20.21
  17%                  $ 15.84                    $ 16.72                 $ 19.60                 $ 18.49                $ 19.37

On the basis of these assumptions, Carson Medlin calculated that the present value of Main Street as an independent bank ranged from $15.84 per share to $21.11 per share. The consideration to be paid to Main Street shareholders at announcement was $18.50 per share, a value near the middle of the range indicated by the present value analysis.

Carson Medlin noted that it included present value analysis because it is a widely used valuation methodology, but also noted that the results of this methodology are highly dependent upon the numerous assumptions that must be made, including assets and earnings growth rates, dividend payout rates, terminal values and discount rates.

HISTORICAL STOCK PERFORMANCE ANALYSIS

Carson Medlin reviewed and analyzed the historical trading prices and volumes of Main Street and Yadkin common stock over recent periods. Yadkin's stock trades on the Nasdaq National Market System and was trading at approximately $11.35 per share immediately prior to the merger announcement. Yadkin has traded as high as $20.00 per share and as low as $9.00 per share over the past three years. Main Street's common shares are listed on the Nasdaq Electronic Bulletin Board. Listed at $11.00 per share just prior to the merger announcement, Main Street's shares have traded as high as $18.00 per share and as low as $10.00 per share over the three year period prior to announcement of the Merger. Yadkin's stock trading volume averaged 43,000 shares per month during the fourth quarter of 2001. Main Street's stock trading volume averaged 7,000 shares per month during the fourth quarter of 2001.

The opinion expressed by Carson Medlin was based upon market, economic and other relevant considerations as they existed and could be evaluated as of the date of the opinion. Events occurring after the date of issuance of the opinion, including but not limited to, changes affecting the securities markets, the results of operations or material changes in the assets or liabilities of Main Street or Yadkin, could materially affect the assumptions used in preparing the opinion.

In connection with its opinion, dated as of the date of this Proxy Statement, Carson Medlin confirmed the appropriateness of its reliance on the analyses used to render its March 21, 2002 opinion by performing procedures to update certain of such analyses and reviewing the assumptions on which its analyses were based and the factors considered in connection therewith.

REQUIRED SHAREHOLDER APPROVALS

YADKIN'S SHAREHOLDERS. Under North Carolina law, the Merger Agreement, Merger and Bank Merger must be approved by the holders of at least two-thirds of the total outstanding shares of Yadkin Stock in order for the Merger to be completed.

MAIN STREET'S SHAREHOLDERS. Under North Carolina law, the Merger Agreement and Merger must be approved by the holders of at least a majority of the total outstanding shares of Main Street Stock in order for the Merger to be completed.

REQUIRED REGULATORY APPROVALS

The Merger and Bank Merger are subject to approval by the North Carolina Commissioner of Banks, the North Carolina Banking Commission and the FDIC. The Merger Agreement provides that Main Street's and Yadkin's respective obligations to complete the Merger are conditioned on receipt of all required regulatory approvals of the transactions described in the Merger Agreement. An application for each required regulatory approval has been filed and is pending. Management of Main Street and Yadkin currently are not aware of any reason, condition or circumstance that might lead to a denial of any of their applications.

CONDUCT OF BUSINESS PENDING THE MERGER

The Merger Agreement provides that, during the period from the date of the Merger Agreement to the Effective Time, and except as otherwise permitted by the Merger Agreement or consented to by Yadkin, Main Street and Piedmont, each will, among various other things:

-        conduct its business only in the usual manner;

- preserve its organization intact, keep available the services of its present officers, employees and agents, and preserve the goodwill of its customers and others having business relations with it;

- maintain its properties and assets in customary repair, order and condition;

- maintain books of account and records in the usual, regular and ordinary manner;

- use its best efforts to comply with all laws, ordinances, regulations and standards applicable to its business;

- promptly advise the other parties to the Merger Agreement of any material change in its financial condition, business or affairs; and,

- periodically provide the other parties to the Merger Agreement with various information regarding its business and operations.

Additionally, the Merger Agreement provides that, between the date of the Merger Agreement and the Effective Time, neither Yadkin, Main Street nor Piedmont will, among various other things (and with certain exceptions):

- amend its Articles of Incorporation or Bylaws, make any changes in its capital stock, issue any additional capital stock or other securities, or purchase or redeem any of its outstanding shares;

- make any changes in its accounting methods, practices or procedures, or in the nature of its business; or,

- acquire or merge with, or acquire substantially all the assets of, any other company.

Additionally, neither Main Street nor Piedmont will, among various other things:

- agree to buy or sell any real property or, above certain amounts, any personal property, or mortgage, pledge or otherwise subject to a lien any of its tangible assets, or, except in the ordinary course of business, incur any indebtedness;

- waive or compromise any rights in its favor of any substantial value, except for money or money's worth, or waive or compromise any rights in its favor with respect to its officers, directors, shareholders or members of their families;

- except in accordance with its customary salary administration and review procedures, increase the compensation of, or pay any bonuses or additional compensation to, its officers, directors, employees or consultants; or,

- enter into certain types of contracts described in the Merger Agreement, including without limitation employment or consulting contracts not immediately terminable without cost or other liability on no more than 30 days' notice, compensation or employee benefit plans or agreements, single contracts calling for expenditures in excess of $5,000, or any other contracts other than in the ordinary course of business.

DIVIDENDS

The Merger Agreement provides that neither Main Street nor Yadkin may declare or pay any other cash dividends or make any other distributions to its shareholders, except that Yadkin may continue to pay its regular quarterly cash dividend.

PROHIBITION ON SOLICITATION

The Merger Agreement provides that, except under certain circumstances, Main Street and Piedmont may not:

- encourage, solicit or attempt to initiate discussions, negotiations or offers with or from any other person relating to a merger or other acquisition of Main Street or Piedmont or the purchase or acquisition of any Main Street Stock or all or any significant part of Main Street's or Piedmont's assets, or provide assistance to any person in connection with such an offer;

- except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning Main Street or Piedmont or their business, or give any other person access to Main Street's or Piedmont's properties, facilities, books or records; or

- enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

ACCOUNTING TREATMENT

The Merger will be treated as a "purchase" under generally accepted accounting principles. Under the purchase method of accounting, at the Effective Time Main Street's assets and liabilities will be recorded at their respective fair values and added to those of Yadkin. The excess of the cost over the fair value of the assets acquired will be recorded as goodwill on Yadkin's books. Yadkin's financial statements after the Effective Time will reflect the assets and liabilities of Main Street, but Yadkin's financial statements will not be restated retroactively to reflect Main Street's historical financial position or results of operations.

CERTAIN INCOME TAX CONSEQUENCES

Consummation of the Merger is conditioned on receipt by Yadkin and Main Street of a written opinion (the "Tax Opinion") of Dixon Odom PLLC, to the effect that the Merger will be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code (the "Code"). The following discussion summarizes Yadkin's and Main Street's current understanding of the material federal income tax consequences of the Merger, as they expect them to be described in the Tax Opinion, that generally will apply to holders of Main Street Stock.

THIS SUMMARY DOES NOT, AND THE TAX OPINION WILL NOT, COVER ALL ASPECTS OF FEDERAL INCOME TAXATION THAT MAY APPLY TO MAIN STREET'S SHAREHOLDERS, AND THEY DO NOT AND WILL NOT COVER THE TAX CONSEQUENCES OF THE MERGER UNDER STATE, LOCAL OR OTHER TAX LAWS, OR SPECIAL TAX CONSEQUENCES TO MAIN STREET'S SHAREHOLDERS WHO MAY BE AFFECTED BY SPECIAL INDIVIDUAL CIRCUMSTANCES. FURTHER, THIS SUMMARY DOES NOT, AND THE TAX OPINION WILL, NOT ADDRESS THE TAX CONSEQUENCES OF THE MERGER IN THE CASE OF THE HOLDERS OF OUTSTANDING OPTIONS TO PURCHASE MAIN STREET STOCK. EACH MAIN STREET SHAREHOLDER'S INDIVIDUAL CIRCUMSTANCES MAY AFFECT THE TAX CONSEQUENCES OF THE MERGER TO THAT SHAREHOLDER. SO, MAIN STREET'S SHAREHOLDERS SHOULD

CONSULT THEIR OWN TAX ADVISORS IN ORDER TO MAKE AN EVALUATION OF THE FEDERAL, STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER BASED ON THEIR PARTICULAR INDIVIDUAL CIRCUMSTANCES AND, AMONG OTHER THINGS, THE TAX RETURN REPORTING REQUIREMENTS, THE APPLICATION AND EFFECT OF FEDERAL, FOREIGN, STATE, LOCAL AND OTHER TAX LAWS ON THEM INDIVIDUALLY, AND THE IMPLICATIONS OF ANY PROPOSED CHANGES IN THE TAX LAWS.

MAIN STREET'S SHAREHOLDERS SHOULD BE AWARE THAT MAIN STREET AND YADKIN WILL NOT REQUEST OR OBTAIN A RULING FROM THE INTERNAL REVENUE SERVICE (THE "IRS") REGARDING THE TAX CONSEQUENCES OF THE MERGER, AND THE TAX OPINION WILL NOT BE BINDING ON THE IRS. THERE IS NO ASSURANCE THAT IN THE FUTURE THE IRS WILL NOT DISAGREE WITH OR TAKE A POSITION CONTRARY TO THAT SET FORTH IN THE TAX OPINION ON ANY PARTICULAR ASPECT OF THE TAX CONSEQUENCES OF THE MERGER. IF THE IRS WERE TO TAKE A POSITION CONTRARY TO THAT SET FORTH IN THE TAX OPINION, THEN THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO MAIN STREET'S SHAREHOLDERS.

THE TAX OPINION WILL BE BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS UNDER THE CODE, AND CURRENT ADMINISTRATIVE RULINGS AND COURT DECISIONS, ALL OF WHICH ARE SUBJECT TO CHANGE. ANY SUCH CHANGE COULD BE RETROACTIVE AND CAUSE THE TAX CONSEQUENCES OF THE MERGER TO YADKIN, MAIN STREET OR MAIN STREET'S SHAREHOLDERS TO BE DIFFERENT FROM THOSE THAT WILL BE DESCRIBED IN THE TAX OPINION.

Subject to the limitations and qualifications referred to above and in the Tax Opinion, Yadkin and Main Street expect the following to be included in the Tax Opinion regarding the federal income tax consequences of the Merger:

- The Merger of Main Street into Yadkin, and the issuance of Yadkin Stock in exchange for Main Street Stock in connection with the Merger as described in the Merger Agreement, followed by the merger of Piedmont into Yadkin immediately after the Effective Time, will constitute one or more tax-free reorganizations under Section 368(a) of the Code or will constitute a tax-free reorganization under Section 368(a) of the Code and a tax-free liquidation under Section 332 of the Code;

- Main Street's shareholders who receive Yadkin Stock in exchange for their Main Street Stock in the Merger and do not exercise dissenters' rights will not recognize any gain or loss on the receipt of Yadkin Stock (except to the extent that they receive cash in lieu of fractional shares);

- The basis of the Yadkin Stock received by each Main Street shareholder in the Merger will be the same as that shareholder's basis in the shares of Main Street Stock surrendered in exchange for the Yadkin Stock (excluding fractional shares for which cash is received);

- The holding period of the Yadkin Stock received by each Main Street shareholder in the Merger will include the period for which the Main Street Stock surrendered in exchange for the Yadkin Stock was considered to have been held by that shareholder, provided that the Main Street Stock is held as a capital asset at the Effective Time; and,

- Neither Yadkin nor Main Street will recognize gain solely as a result of the Merger, except that gain or loss may be recognized on the recapture of tax attributes, including but not limited to the recapture of bad debt reserves.

In general, cash received by Main Street's shareholders, will be treated as amounts distributed in redemption of their shares, the federal income tax consequences of which will be governed by Section 302 of the Code. However, it is possible that Section 302 of the Code will not apply, in which case those distributions could be treated as dividends pursuant to Section 301 of the Code. The tax consequences of those distributions, whether they are treated as dividends or as received in exchange for stock, will vary depending upon the circumstances of the individual shareholder.

MAIN STREET'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER AND THE EXCHANGE OF THEIR MAIN STREET STOCK FOR YADKIN STOCK.

CONDITIONS TO THE MERGER

Completion of the Merger is subject to various conditions described in the Merger Agreement, including:

- approval of the Merger Agreement by Main Street's and Yadkin's shareholders;

- receipt of all required regulatory approvals, and Main Street's and Yadkin's approval of and compliance with any conditions or requirements imposed by any regulatory agency as a condition to its approval of the Merger or the Bank Merger;

-        receipt of the Tax Opinion;

- receipt of the Main Street Fairness Opinion and the Yadkin Fairness Opinion and, prior to consummation of the Merger, receipt of confirmations that the Main Street Fairness Opinion and the Yadkin Fairness Opinion remain in effect;

- approval by Main Street's and Yadkin's respective legal counsel of the form and substance of all legal matters related to the Merger and the Bank Merger; and

- receipt, from each officer of Piedmont who is a party to an employment agreement, of a written agreement that the Mergers will not constitute a "change in control" for purposes of the employment agreements.

Additionally, under the Merger Agreement, Main Street's and Yadkin's separate obligations to complete the Merger are subject to various other conditions, including:

- performance by the other party of its various covenants, agreements and conditions under the Merger Agreement;

- absence of any breach of any of the other party's representations or warranties contained in the Merger Agreement;

- compliance by the other party with all laws and regulations that apply to the transactions described in the Merger Agreement; and,

- receipt of a written opinion of the other party's legal counsel as to various matters.

WAIVER; AMENDMENT OF THE MERGER AGREEMENT

Any term or condition of the Merger Agreement (except as to matters of shareholder and regulatory approvals and other approvals required by law) may be waived in writing, either in whole or in part, by Main Street, Piedmont or Yadkin if its Board of Directors determines that the waiver would not adversely affect its interests or the interests of its shareholders. The Merger Agreement may be amended, modified or supplemented at any time or from time to time prior to the Effective Time, and either before or after its approval by Main Street's and Yadkin's shareholders, by an agreement in writing approved by a majority of the Boards of Directors of Main Street, Piedmont and Yadkin. Approval of the Merger Agreement by Main Street's and Yadkin's shareholders will authorize Main Street's and Yadkin's respective Boards of Directors to grant any waiver, or to agree to any amendment, modification or supplement, as described above. However, following approval of the Merger Agreement by Main Street's and Yadkin's shareholders, the Boards of Directors may not amend the Merger Agreement to change the number of shares of Yadkin Stock into which each share of Main Street Stock will be converted at the Effective Time unless that change also is approved by shareholders.

TERMINATION OF THE MERGER AGREEMENT

Prior to the Effective Time, the Merger Agreement may be terminated by the mutual agreement of Main Street and Yadkin. The Merger Agreement also may be terminated by either Main Street or Yadkin alone by action of its Board of Directors if, among other things:

- any of the conditions to its obligations have not been satisfied in all material respects or effectively waived by it in writing by June 30, 2002;

- the other party has violated or failed to fully perform any of its obligations, covenants or agreements under the Merger Agreement in any material respect;

- any of the other party's representations or warranties were false or misleading in any material respect when made, or there occurs any event or development or there exists any condition or circumstance which has caused or, with the lapse of time or otherwise, might cause any of the other party's representations or warranties to become false or misleading in any material respect;

- Main Street's shareholders do not approve the Merger Agreement at the Main Street Annual Meeting, or Yadkin's shareholders do not approve the Merger Agreement at the Yadkin Special Meeting; or,

- the Merger does not become effective on or before September 30, 2002, or by a later date agreed upon in writing by Main Street and Yadkin.

CLOSING DATE AND EFFECTIVE TIME

After all conditions described in the Merger Agreement have been satisfied, the closing of the Merger and the Bank Merger will be held on a date (the "Closing Date") agreed upon by Main Street and Yadkin after the expiration of the waiting periods required by federal regulatory authorities following receipt of their approvals. The Effective Time of the Merger will be the date and time specified in Articles of Merger filed by Yadkin with the North Carolina Secretary of State (or, if a time is not specified, then at the time the Articles of Merger are filed). The Bank Merger will become effective as soon as practicable following the Effective Time of the Merger. Although there is no assurance as to whether or when the Merger and the Bank Merger will occur, it currently is expected that they will become effective before the end of July 2002.

INTERESTS OF CERTAIN PERSONS WITH RESPECT TO THE MERGER

As further described below, members of Main Street's and Piedmont's management and Boards of Directors have certain interests and will receive certain benefits in the Merger that are in addition to their interests as shareholders of Main Street generally.

ELECTION OF MAIN STREET'S DIRECTORS AS DIRECTORS OF YADKIN. Yadkin has agreed that, if they remain directors of Main Street at the Effective Time, J.T. Alexander, Jr., Ralph L. Bentley, William A. Long and Harry C. Spell, each of whom is a current director of Main Street will be appointed to serve as directors of Yadkin. Main Street's directors will be compensated for their services as directors of Yadkin on the same basis as Yadkin's other directors. After their initial appointment, the continued service of Main Street's directors will be subject to Yadkin's normal director nomination and election processes.

OUTSTANDING MAIN STREET STOCK OPTIONS. Main Street previously has granted options to certain of its officers and directors to purchase shares of Main Street Stock. The Merger Agreement provides that, at the Effective Time, each outstanding option will be assumed by Yadkin and converted into an option to purchase Yadkin Stock. The conversion will be made such that, following the Effective Time, each option will provide for the purchase of 1.68 shares of Yadkin Stock for each share of Main Street Stock previously covered by the option, and the exercise price of the option will be appropriately adjusted. As a condition to completion of the Merger, Main Street and Piedmont have agreed to obtain from each holder of an option, and will deliver to Yadkin, a written agreement in a form specified by Yadkin confirming and agreeing to the conversion of that person's option as described above. (See "Main Street BankShares, Inc. -- Directors' Compensation" on page __ and "-- Executive Compensation" on page __.)

EMPLOYEES. Provided they remain employed by Main Street and Piedmont at the Effective Time, Yadkin will attempt in good faith to locate suitable positions with Yadkin for all employees of Main Street and Piedmont who are not parties to employment agreements with Piedmont. Yadkin currently expects to employ all of Main Street's and Piedmont's employees who desire employment with it following the Merger. However, Yadkin will have no obligation to employ or provide employment to any employee of Main Street or Piedmont, and any employment offered to an employee of Main Street or Piedmont will be in a position, at a location within Yadkin's branch system, and for a rate of compensation, as Yadkin will determine in its sole discretion. The employment of each Main Street or Piedmont employee by Yadkin will be on an "at-will" basis.

EMPLOYEE BENEFITS. Main Street's and Piedmont's employees who become employees of Yadkin at the Effective Time will be entitled to receive all employee benefits and to participate in all benefit plans provided by Yadkin on the same basis and subject to the same eligibility and vesting requirements, and to the same conditions, restrictions and limitations, as generally are in effect and applicable to other newly hired employees of Yadkin. Main Street's and Piedmont's employees will be given credit for their years of service with Main Street and Piedmont for all purposes under Yadkin's employee benefit plans.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. Main Street and Yadkin have agreed that, to the extent it can be purchased at a cost to which they both agree, immediately prior to the Effective Time Main Street will purchase "tail" coverage, effective at the Effective Time, under and in the same amount of coverage as is provided by its then current directors' and officers' liability insurance policy.

ADVISORY BOARD DIRECTORS. The directors of Main Street who will not continue as directors of Yadkin may elect to be appointed to an advisory board of Yadkin for Iredell and Mecklenburg Counties. These advisory board directors will be required to refrain from serving as a director, officer, employee or consultant to any entity reasonably deemed to compete with Yadkin. A director who elects to serve on the advisory board will be entitled to receive directors' fees for three years after the Closing Date that are equal to the fees currently paid to Main Street directors. In lieu of such fees, a director may choose to be compensated through the purchase of an annuity for the benefit of the director in an amount equal to the directors' fees.

BANK OWNED LIFE INSURANCE BENEFITS WAIVER. The officers and directors of Main Street and Piedmont are beneficiaries under bank owned life insurance policies ("BOLI") purchased by Piedmont. As a condition of the Merger, the officers and directors have agreed to waive any benefits under the BOLI. Each director who becomes an advisory board director of Yadkin will have the option of obtaining an annuity in an amount equal to, and in lieu of, the director's fees to be received for serving on the advisory board of Yadkin. The annuity will be purchased in the name of the advisory board director by Yadkin. In addition, each advisory board director will also receive from Yadkin life insurance coverage in the amount of $50,000. Yadkin has agreed that the officers of Main Street and Piedmont will receive benefits at least equal to those provided by the BOLI.

EXPENSES

The Merger Agreement provides that Main Street, Piedmont and Yadkin each will pay its own legal, accounting and financial advisory fees and all its other costs and expenses (including all filing fees, printing and mailing costs and travel expenses) incurred or to be incurred in connection with the performance of its obligations under the Merger Agreement or otherwise in connection with the Merger. The costs of preparing, printing and distributing this Joint Proxy Statement/Offering Circular will be divided equally between Main Street and Yadkin.

                        RIGHTS OF DISSENTING SHAREHOLDERS

IF YOU ARE A MAIN STREET SHAREHOLDER, UNDER ARTICLE 13 OF THE NORTH CAROLINA BUSINESS CORPORATION ACT ("ARTICLE 13"), IF YOU OBJECT TO THE MERGER AGREEMENT AND MERGER YOU MAY "DISSENT" AND BECOME ENTITLED TO BE PAID THE FAIR VALUE OF YOUR SHARES OF MAIN STREET STOCK. THE FOLLOWING IS ONLY A SUMMARY OF THE RIGHTS OF A DISSENTING SHAREHOLDER. IF YOU INTEND TO EXERCISE YOUR RIGHT TO DISSENT (YOUR "DISSENTERS' RIGHTS"), YOU SHOULD CAREFULLY REVIEW THE FOLLOWING SUMMARY AND COMPLY WITH ALL REQUIREMENTS OF ARTICLE 13. A COPY OF ARTICLE 13 IS ATTACHED AS APPENDIX B TO THIS DOCUMENT AND IS INCORPORATED INTO THIS DISCUSSION BY REFERENCE. YOU ALSO SHOULD CONSULT WITH YOUR ATTORNEY. NO FURTHER NOTICE OF THE EVENTS GIVING RISE TO DISSENTERS' RIGHTS WILL BE FURNISHED BY MAIN STREET TO YOU.

IF YOU INTEND TO EXERCISE DISSENTERS' RIGHTS, YOU SHOULD BE AWARE THAT CASH PAID TO YOU LIKELY WILL RESULT IN YOUR RECEIPT OF TAXABLE INCOME. (SEE "THE MERGER -- CERTAIN INCOME TAX CONSEQUENCES" ON PAGE __.)

Article 13 provides in detail the procedure which you must follow if you wish to exercise Dissenters' Rights. In summary, to exercise Dissenters' Rights:

- YOU MUST give to Main Street (if you are a Main Street shareholder) and Main Street must actually receive, BEFORE the vote on the Merger is taken at the Main Street Annual Meeting, written notice of your intent to demand payment for your shares if the Merger is completed (a "Notice of Intent"), and,

- YOU MUST NOT vote your shares in favor of the Merger at the Main Street Annual Meeting.

In other words, you do not have to vote against the Merger, or even vote at all, in order to exercise Dissenters' Rights, BUT YOU MAY NOT VOTE IN FAVOR OF THE MERGER, AND IN ALL CASES YOU MUST GIVE THE REQUIRED NOTICE OF INTENT. Your failure to satisfy these requirements will result in your not being entitled to exercise Dissenters' Rights and receive payment for your shares under Article
13. Even if you vote against the Merger (either in person or by appointment of proxy), you still have to send the required Notice of Intent in order to exercise Dissenters' Rights. You should remember that, as described under the caption "The Meetings of Shareholders," if you return a signed appointment of proxy but fail to provide instructions as to the manner in which your shares are to be voted, you will be considered to have voted in favor of the Merger and you will not be able to assert Dissenters' Rights. If you do not return a proxy card or otherwise vote at all, you will not be treated as waiving your Dissenters' Rights.

If you are a Main Street shareholder and intend to dissent, your Notice of Intent may be mailed or delivered to Main Street's President, William A. Long, at Main Street's corporate office at 325 East Front Street (P.O. Box 7109) in Statesville, North Carolina 28677, or it may be hand delivered to Main Street's President at the Main Street Annual Meeting (before the voting begins). In order for a Notice of Intent sent by mail to be effective, it must actually be received by Main Street or Yadkin at its address PRIOR TO the Main Street Annual Meeting. A Notice of Intent which is hand delivered must be received PRIOR TO the vote on the Merger at the Main Street Annual Meeting.

If you deliver a Notice of Intent and the Merger is approved by Main Street's shareholders at the Main Street Annual Meeting and by Yadkin's shareholders at the Yadkin Special Meeting (or at any adjournment of the meetings), then, within ten days following that approval, if you are a Main Street shareholder, Main Street will send you a written notice (a "Dissenters' Notice") by registered or certified mail, return receipt requested, so long as you have satisfied the requirements to exercise Dissenters' Rights. The Dissenters' Notice will:

- state where your payment demand must be sent, and where and when your share certificates must be deposited;

- supply a form you can use for demanding payment, and be accompanied by a copy of Article 13; and

- specify a date by which Main Street must receive your payment demand (which may not be fewer than 30 nor more than 60 days after the date the Dissenters' Notice is mailed).

After receipt of the Dissenters' Notice, you must deliver to Main Street a written demand for payment (a "Payment Demand") AND deposit your share certificates with Main Street by the date set forth in and in accordance with the terms and conditions of the Dissenters' Notice. Otherwise, you will not be entitled to payment for your shares under Article 13. If you deliver a Payment Demand and deposit your share certificates as required by the Dissenters' Notice, you will retain all other rights as a shareholder until those rights are canceled or modified by completion of the Merger.

As soon as the Merger is completed, or within 30 days after receipt of your Payment Demand (whichever is later), Yadkin will pay you (provided that you have satisfied all requirements to exercise Dissenters' Rights) the amount Yadkin estimates to be the fair value of your shares, plus interest accrued to the date of payment. Yadkin's payment will be accompanied by:

-        certain of Main Street's most recent available financial statements;

- an explanation of how Yadkin estimated the fair value of your shares and how the interest was calculated;

- a statement of your rights if you are dissatisfied with Yadkin's payment; and

-        a copy of Article 13.

If the Merger is not completed within 60 days after the date set for you to demand payment and deposit your share certificates, Main Street must return your deposited certificates, and if the Merger is completed later, Main Street must send you a new Dissenters' Notice and repeat the Payment Demand procedure described above.

If you believe that the amount paid by Yadkin as described above is less than the fair value of your shares of Main Street Stock or that the interest due is incorrectly calculated, or if Yadkin fails to make payment to you within 30 days after receipt of your Payment Demand, or if the Merger is not completed and Main Street does not return your deposited certificates within 60 days after the date set for demanding payment, then you may notify Yadkin, or Main Street if the Merger has not been completed, in writing of your own estimate of the fair value of your shares of Main Street Stock and the amount of interest due and may demand payment of your estimate (a "Further Payment Demand"). In any such event, if you fail to take any such action within the 30 days after Yadkin makes payment for your shares or fails to perform timely, you will be deemed to have waived your rights under Article 13 and to have withdrawn your dissent and demand for payment.

If you have taken all required actions and your demand for payment remains unsettled, you may file a lawsuit with the Superior Court Division of the General Court of Justice within 60 days after the earlier of the date of Yadkin's payment or the date of your Further Payment Demand (where the shareholder is dissatisfied with Yadkin's payment or Yadkin has failed to make payment or Main Street has failed to return your stock certificates). If you take no action within that 60-day period, you will be deemed to have withdrawn your dissent and demand for payment. In the court proceeding described above, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value, and it has discretion to make all dissenters whose demands remain unsettled parties to the proceeding. Each dissenter made a party to the proceeding must be served with a copy of the complaint and will be entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, to exceed the amount paid by Yadkin. Court costs, appraisal, and counsel fees may be assessed by the court as it deems equitable.

Article 13 contains certain additional provisions and requirements that apply in the case of dissents by nominees who hold shares for others, and by beneficial owners whose shares are held in the names of other persons.

                         MARKET AND DIVIDEND INFORMATION

YADKIN'S CAPITAL STOCK

Yadkin first issued Yadkin Stock during 1968 in connection with its initial incorporation and the commencement of its banking operations. Yadkin Stock is listed on the NASDAQ National Market under the trading symbol "YAVY." On February 15, 2002, there were 1,947 record holders of Yadkin Stock.

The following table lists high and low published prices of Yadkin Stock (as reported on the NASDAQ National Market) for the calendar quarters indicated:

                                                                              PRICE
                                                                   ---------------------------
         YEAR              QUARTERLY PERIOD                        HIGH                    LOW
         ----              ----------------                        ----                    ---
         2000           First quarter                           $  16.170              $  9.5625
                        Second quarter                             12.438                 10.250
                        Third quarter                              12.350                  9.875
                        Fourth quarter                             12.060                  8.500

         2001           First quarter                              13.125                  9.000
                        Second quarter                             13.500                 10.620
                        Third quarter                              12.350                 10.500
                        Fourth quarter                             12.030                 10.500

         2002           First quarter                              12.250                 10.500
                        Second quarter
                          (through ___ 2002)

A dividend of $0.10 per share was paid on April 26, 2002 to shareholders of record on April 5, 2002. In the future, any declaration and payment of cash dividends will be subject to Yadkin's Board of Directors' evaluation of its operating results, financial condition, future growth plans, general business and economic conditions, and tax and other relevant considerations. Also, the payment of cash dividends by Yadkin in the future will be subject to certain other legal and regulatory limitations (including the requirement that Yadkin's capital be maintained at certain minimum levels) and will be subject to ongoing review by banking regulators. There is no assurance that, in the future, Yadkin will have funds available to pay cash dividends, or, even if funds are available, that it will pay dividends in any particular amount or at any particular times, or that it will pay dividends at all. (See "Supervision and Regulation -- Payment of Dividends" on page __, and "Capital Stock of Yadkin and Main Street -- Differences in Capital Stock" on page __.)

MAIN STREET'S CAPITAL STOCK

Main Street first issued Main Street Stock in January 2002 in connection with its organization as Piedmont's parent holding company. Main Street Stock is listed on the OTC Bulletin Board (under the trading symbol "MSBS"). On May 22, 2002 there were 1,438,005 record holders of Main Street Stock.

Main Street's common stock is traded in the over-the-counter market and is listed on the National Daily Quotation Service "Bulletin Board." Market makers for Main Street's stock include Monroe Securities (800-766-5560), Hill Thompson Magid, L.P. (800-631-3083), Herzog, Heine, Geduld, LLC (800-624-4062), Knight
Securities, LP (800-232-3684), and Wedbush Morgan Securities, Inc.
(800-421-0251).

Piedmont's common stock was issued on June 27, 1997, at a price of $11.00 per share in connection with its initial incorporation and the commencement of its banking business. Adjusting for stock dividends discussed below, the price was $8.66 per share. The Following table lists the high and low published prices of Main Street Stock (as reported on the OTC Bulletin Board) for the calendar quarters indicated. The share prices have been adjusted for stock dividends:

                                                                                                 PRICE
                                                                                         -----------------------
         YEAR                  QUARTERLY PERIOD                                          HIGH                LOW
         ----                  ----------------                                          ----                ---
         2000                First quarter                                            $  17.27            $  12.85
                             Second quarter                                              14.55               10.12
                             Third quarter                                               13.98               11.82
                             Fourth quarter                                              13.64               10.91

         2001                First quarter                                            $  13.86            $  10.45
                             Second quarter                                              13.18               10.91
                             Third quarter                                               12.73               11.59
                             Fourth quarter                                              11.82               10.00

         2002                First quarter                                               20.00               11.05
                             Second quarter
                              (through ___ 2002)

A stock dividend of 10% was paid on December 31, 2001 to shareholders of record on December 17, 2001. Previously, a stock dividend of 5% was paid on November 1, 1999 and a stock dividend of 10% was paid on November 1, 1998. To date, Main Street has not paid any cash dividends.

Main Street's principal source of funds with which to pay dividends to its shareholders is the dividends it receives from Piedmont. There are statutory and regulatory limitations on the payment of dividends by Piedmont to Main Street, as well as by Main Street to its shareholders. (See "Supervision and Regulation -- Payment of Dividends" on page __, and "Capital Stock of Yadkin and Main Street -- Differences in Capital Stock" on page __.)

                                 CAPITALIZATION

The following table sets forth:

-        Yadkin's unaudited historical capitalization on March 31, 2002;

- Main Street's unaudited historical consolidated capitalization on March 31, 2002; and,

- Yadkin's unaudited pro forma capitalization as of March 31, 2002, assuming the Merger had been completed on that date (with no shareholder of Main Street exercising Dissenters' Rights).

This unaudited financial information is based on and should be read in conjunction with Yadkin's and Main Street's audited financial statements and unaudited interim financial statements, together with the related financial statement footnotes, and the Unaudited Pro Forma Condensed Combined Financial Statements, and related notes and assumptions, which are included in and incorporated by reference into this Joint Proxy Statement/Offering Circular.


                          AT MARCH 31, 2002 (UNAUDITED)

                                     YADKIN           MAIN STREET           PRO FORMA
                                    (ACTUAL)            (ACTUAL)           COMBINED(1)
                                  ------------        ------------        ------------
SHAREHOLDER'S EQUITY:

COMMON STOCK                         7,103,736          14,843,232           8,766,750
SURPLUS                             21,071,683                  --          39,364,837
RETAINED EARNINGS                   16,490,853             311,616          16,490,853
ACCUMULATED OTHER
     COMPREHENSIVE INCOME              772,740               5,391             772,740
                                  ------------        ------------        ------------

TOTAL SHAREHOLDERS' EQUITY          45,439,012          15,160,239          65,395,180
                                  ============        ============        ============

(1) Numbers in the column headed "Pro Forma Combined" have been calculated assuming that the merger became effective on March 31, 2002.

                      YADKIN VALLEY BANK AND TRUST COMPANY

GENERAL

BUSINESS. Yadkin is a North Carolina chartered bank that was organized in 1968. Its deposits are insured by the Bank Insurance Fund of the FDIC to the maximum amount permitted by law. Yadkin is focused on community-oriented banking through localized lending, core deposit funding, conservative balance sheet management, and stable growth.

Yadkin's operations are primarily retail oriented and directed toward individuals and small- and medium-sized businesses located in its banking market. While its deposits and loans are derived primarily from customers in its banking market, it makes loans and has deposit relationships with individual and business customers in areas surrounding its immediate banking market. Yadkin provides most traditional commercial and consumer banking services, but its principal activities are the taking of demand and time deposits and the making of consumer and commercial loans. Yadkin's primary source of revenue is interest income it derives from its lending activities. On March 31, 2002, Yadkin's unaudited interim financial statements reflected total assets of approximately $363.7 million, total loans of approximately $232.7 million, total deposits of approximately $298.1 million, and total shareholders' equity of approximately $45.4 million.

Yadkin's principal executive offices are located at 209 North Bridge Street, Elkin, North Carolina 28621-3404, and its telephone number is (336) 526-6300.

BUSINESS OFFICES. Yadkin operates eight full-service banking offices in addition to its main office located in Elkin, North Carolina.

BANKING MARKET. Yadkin's current banking market consists of Yadkin, Surry, Ashe and Wilkes Counties, North Carolina (the "Yadkin Market"). Yadkin County is located east of Interstate 77 and west of the "Piedmont Triad" area of North Carolina. Yadkin County is bordered by Surry County to the north, by Forsyth County to the east, by Davie and Iredell Counties to the south and by Wilkes County to the west. Wilkes County lies in the northwest section of North Carolina and is bounded by Ashe County on the northwest, Surry County on the northeast, Yadkin County on the east, Alleghany County on the North, Alexander and Iredell Counties on the south, Caldwell County to the southwest and Watauga County on the west. Ashe County is in the northwest corner of North Carolina and is bordered by the State of Virginia to the north and the State of Tennessee to the west. Surry County is bordered by the State of Virginia to the north and by Stokes County to the east and Yadkin, Wilkes and Alleghany Counties to the south, southwest and west, respectively.

COMPETITION. Yadkin competes for deposits in the Yadkin Market with other commercial banks, savings banks and other thrift institutions, credit unions, agencies issuing United States government securities and all other organizations and institutions engaged in money market transactions. In its lending activities, Yadkin competes with all other financial institutions as well as consumer finance companies, mortgage companies and other lenders. Commercial banking in the Yadkin Market and in North Carolina as a whole is extremely competitive. North Carolina is the home of two of the largest commercial banks in the United States, each of which has branches located in Yadkin's banking market, and 14 other commercial banks, thrift institutions and credit unions also are represented in the Yadkin Market.

Interest rates, both on loans and deposits, and prices of fee-based services, are significant competitive factors among financial institutions generally. Other important competitive factors include office location, office hours, the quality of customer service, community reputation, continuity of personnel and services, and, in the case of larger commercial customers, relative lending limits and the ability to offer sophisticated cash management and other commercial banking services. Many of Yadkin's competitors have greater resources, broader geographic markets and higher lending limits than Yadkin, and they can offer more products and services and can better afford and make more effective use of media advertising, support services and electronic technology than can Yadkin. To counter these competitive disadvantages, Yadkin depends on its reputation in its local market, its direct customer contact, its ability to make credit and other business decisions locally, and its personalized service.

In recent years, federal and state legislation has heightened the competitive environment in which all financial institutions conduct their business, and the potential for competition among financial institutions of all types has increased significantly. Additionally, with the elimination of restrictions on interstate banking, a North Carolina commercial bank may be required to compete not only with other North Carolina-based financial institutions, but also with out-of-state financial institutions which may acquire North Carolina institutions, establish or acquire branch offices in North Carolina, or otherwise offer financial services across state lines, thereby adding to the competitive atmosphere of the industry in general. There is no assurance that Yadkin will be or continue to be an effective competitor in the current financial services environment.

EMPLOYEES. On December 31, 2001, Yadkin had 134 employees. Yadkin and its employees are not parties to any collective bargaining agreement, and Yadkin considers its relations with its employees to be good.

LEGAL PROCEEDINGS. From time to time, Yadkin may become involved in legal proceedings occurring in the ordinary course of its business. However, subject to the uncertainties inherent in any litigation, management of Yadkin believes there currently are no pending or threatened proceedings that are reasonably likely to result in a material adverse change in Yadkin's financial condition or operations.

PROPERTIES. Yadkin's banking offices are located in facilities which are owned by Yadkin. On March 31, 2002, Yadkin's consolidated investment in fixed assets, including its properties, was an aggregate of approximately $4.3 million.

OTHER AVAILABLE INFORMATION

Yadkin's audited financial statements at December 31, 2001 and 2000, and for the years ended December 31, 2001 and 2000, together with its unaudited interim balance sheets, statements of operations, and statements of cash flows, as of and for the three-month periods ended March 31, 2002 and 2001, are incorporated by reference into this Joint Proxy Statement/Offering Circular.

A copy of Yadkin's report on Form 10-K for the fiscal year ended December 31, 2001 and/or a copy of Yadkin's report on Form 10-Q for the period ended March 31, 2002 will be provided without charge upon the request of any shareholder entitled to vote at the Yadkin Special Meeting or the Main Street Annual Meeting. Requests for copies should be directed to Lestine Hutchens, Vice President and Secretary Yadkin Valley Bank and Trust Company, 209 North Bridge Street, Elkin, North Carolina 28621, (336) 526-6300.

Yadkin Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), and Yadkin is subject to the informational requirements of, and it files periodic reports and other information with, the FDIC under Sections 13 and 15(d) of the 1934 Act. You may read and copy any reports, proxy and information statements and other material filed by Yadkin with the FDIC under the 1934 Act at the FDIC's Registration, Disclosure and Securities Operations Unit located at 550 17th Street, N.W., Room F-6043, Washington, D.C. 20429. You also may obtain copies of those reports and other documents by contacting the FDIC by telephone at (202) 898-8913 or by facsimile at (202) 898-3909.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Yadkin's Management's Discussion and Analysis is incorporated by reference to Yadkin's report on Form 10-K for the fiscal year ended December 31, 2001. A copy of Yadkin's report on Form 10-K for the fiscal year ended December 31, 2001 and/or a copy of Yadkin's report on Form 10-Q for the period ended March 31, 2002 will be provided without charge upon the request of any shareholder entitled to vote at the Yadkin Special Meeting or the Main Street Annual Meeting. Requests for copies should be directed to Lestine Hutches, Vice President and Secretary, Yadkin Valley Bank and Trust Company, 209 North Bridge Street, Elkin, North Carolina 28621, (336) 526-6300.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table describes the beneficial ownership of Yadkin Stock as of February 15, 2002, by Yadkin's current directors and Chief Executive Officer, individually, and by all current directors and executive officers as a group. There is no shareholder known to management of Yadkin who owns more that 5% or more of the total number of shares of Yadkin Common Stock outstanding.


    NAME OF                                  AMOUNT AND NATURE OF                    PERCENTAGE
BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)(2)                 OF CLASS(3)
----------------                          --------------------------                 -----------
Joe B. Guyer                                        25,865                                *
State Road, NC

James A. Harrell, Jr.                               37,254(1)                             *
Elkin, NC

Daniel J. Park                                     172,254(2)                          2.42
Elkin, NC

Eldon H. Parks                                     196,369(3)                          2.76
Elkin, NC

    NAME OF                                  AMOUNT AND NATURE OF                    PERCENTAGE
BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)(2)                 OF CLASS(3)
----------------                          --------------------------                 -----------
James L. Poindexter                                112,358                             1.58
State Road, NC

James N. Smoak                                      35,827(4)                             *
Wilkesboro, NC

Hal M. Stuart                                      147,288(5)                          2.07
Elkin, NC

All current directors,                             735,548                            10.35%
nominees for director and
executive officers as a group (9
persons)


         *        Less than 1%

         (1)      Includes 1,691 shares owned by Mr. Harrell's spouse.

         (2)      Includes 5,948 shares owned by Mr. Park's spouse.

         (3)      Includes 10,612 shares owned by Mr. Parks' spouse.

         (4) Includes exercisable options to purchase 7,862 shares of Yadkin Common Stock.

         (5)      Includes 34,881 shares owned by Mr. Stuart's spouse.

Following the Merger, Yadkin's directors and executive officers (including Main Street's current directors and executive officers who will become directors and executive officers of Yadkin) collectively will beneficially own an aggregate of approximately 912,475 shares of Yadkin Stock (including shares covered by exercisable stock options and assuming all shares of Main Street Stock held by Main Street's current directors and executive officers who will become directors and executive officers of Yadkin are converted into Yadkin Stock), which will amount to approximately 10.38% of Yadkin's total outstanding shares.

BOARD OF DIRECTORS

CURRENT BOARD OF DIRECTORS. Yadkin's Bylaws provide that its Board of Directors will consist of not less than 5 nor more than 15 members and authorize the Board of Directors to set and change the actual number of Yadkin's directors from time to time within those limits. The seven current members of Yadkin's Board of Directors are listed in the following table.

                                                        YEAR FIRST
                                 POSITION(S)         ELECTED/CURRENT           PRINCIPAL OCCUPATION
NAME AND AGE                    WITH YADKIN           TERM EXPIRES(1)         AND BUSINESS EXPERIENCE
--------------               ------------------      ----------------         -----------------------
Joe B. Guyer (73)                 Director               1978/2003        Farmer and Merchant

Daniel J. Park (68)               Director               1968/2003        Attorney, self employed

Eldon H. Parks (67)           Vice Chairman of           1968/2003        Dentist, self employed
                                the Board of
                                 Directors

James L. Poindexter (63)          Director               1968/2003        Real Estate

James N. Smoak (53)           President, Chief           1987/2003        President and CEO, Yadkin Valley Bank
                             Executive Officer                            and Trust Company
                                and Director

Hal M. Stuart (69)            Chairman of the            1968/2003        Physician, self employed
                             Board of Directors

James A. Harrell, Jr. (54)        Director               1999/2003        Dentist, self employed


         (1) "Year first elected" refers to the year in which each individual first took office as a director and does not necessarily indicate a continuous term.


ELECTION OF MAIN STREET'S DIRECTORS AS DIRECTORS OF YADKIN. The Merger Agreement provides that, if they remain directors of Main Street at the Effective Time, J.
T. Alexander, Jr., Ralph L. Bentley, William A. Long and Harry C. Spell will be appointed to serve as directors of Yadkin. (See "The Mergers -- Interests of Certain Persons With Respect to the Merger" on page __ and "Main Street BankShares, Inc. -- Board of Directors" on page __.)

DIRECTORS' COMPENSATION

DIRECTOR FEES. For their services as directors and attendance at Board meetings, Yadkin's non-employee directors currently receive an annual retainer of $10,000 and $1,000 per meeting attended, with two excused paid absences per year.

EXECUTIVE OFFICERS

Yadkin's current executive officers are listed below. Mr. Smoak is expected to retire as an executive officer of Yadkin, but will remain a director of Yadkin following the Merger and the Bank Merger. Mr. Johnston will continue to serve as an executive officer following the Merger and the Bank Merger, along with Main Street's current President and Chief Executive Officer, William A. Long, who will serve as President and Chief Executive Officer of Yadkin. (See "The Mergers -- Interests of Certain Persons With Respect to the Merger" on page __ and "Main Street BankShares, Inc. -- Executive Officers" on page __.)

    NAME                      AGE        POSITION WITH THE BANK                   BUSINESS EXPERIENCE
--------------               ----     -----------------------------    --------------------------------------------
James N. Smoak                53      President and Chief Executive    President and CEO, Yadkin Valley Bank and
                                                 Officer               Trust Company; prior to that, Vice President,
                                                                       First Union National Bank; prior to that,
                                                                       Vice President, Northwestern Bank.

Joe K. Johnson                54         Executive Vice President      Executive Vice President, Yadkin Valley
                                                                       Bank and Trust Company; prior to that, Vice
                                                                       President, First Citizens Bank.

EXECUTIVE COMPENSATION

CASH COMPENSATION. The following table shows cash and certain other compensation paid to or deferred by Yadkin's executive officers for the years indicated.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION         LONG TERM COMPENSATION
                                                --------------------------    -------------------------
                                                                              RESTRICTED    SECURITIES
        NAME AND                                            OTHER ANNUAL        STOCK       UNDERLYING      ALL OTHER
 PRINCIPAL POSITION(S)     YEAR   SALARY (1)     BONUS     COMPENSATION (2)     AWARDS      OPTIONS (3)    COMPENSATION
----------------------     ----   ----------    -------    ---------------    ----------    -----------    ------------
   James N. Smoak          2001    $200,000     $37,500           *               -0-           -0-           $6,858
   President and Chief     2000     200,000      42,000           *               -0-           -0-            4,949
   Executive Officer       1999     183,750      35,000           *               -0-           -0-            4,955


   Joe K. Johnson          2001    $120,000     $18,300           *               -0-           -0-           $6,838
   Executive Vice          2000     119,000      18,000           *               -0-           -0-            2,734
   President               1999     107,559      15,000           *               -0-           -0-            4,487

------------------

* Less than 10% of salary and bonus for applicable year.


STOCK OPTIONS. The following table contains information regarding all options to purchase Yadkin Stock held by Yadkin's Executive Officers on December 31, 2001.


                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001
                        AND FISCAL YEAR END OPTION VALUES

                                                        NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED                IN-THE-MONEY
                           SHARES                      OPTIONS AT DECEMBER 31,          OPTIONS AT DECEMBER 31,
                         ACQUIRED ON      VALUE                2001                             2001(1)
      NAME                EXERCISE       REALIZED     EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
--------------           -----------     --------     -------------------------        -------------------------
James N. Smoak               -0-           -0-                7,862 / 0                     $51,318.75 / $0

Joe K. Johnson               -0-           -0-                2,000 / 0                         $0 / $0

         (1) Value represent the difference between the fair market value and the exercise price for the unexercised options at December 31, 2001.

TRANSACTIONS WITH RELATED PARTIES

Yadkin has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its directors, executive officers, and their associates. Loans included in those transactions during 2001 were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features.

Yadkin retained the law firm of Daniel J. Park, P.A. for the year ended December 2001. Mr. Park serves on Yadkin's Board of Directors. Yadkin paid Daniel J. Park, P.A. fees of $57,119.46 during the fiscal year ended 2001.


                          MAIN STREET BANKSHARES, INC.

GENERAL

BUSINESS. Effective January 1, 2002, Main Street acquired all of the voting shares of Piedmont through a share exchange with the former shareholders of Piedmont. Main Street is a bank holding company supervised by the Board of Governors of the Federal Reserve System. The sole business of Main Street is the ownership of Piedmont.

Piedmont is a North Carolina-chartered commercial bank with its deposits insured by the Federal Deposit Insurance Corporation up to applicable limits. Piedmont became a member of the Federal Reserve System on January 1, 2002. It was incorporated on June 27, 1997, and began operations on July 1, 1997.

The primary purpose of Piedmont is to serve the banking needs of individuals and small- and medium-sized businesses in Iredell and northern Mecklenburg Counties. It's operations are primarily retail oriented and its principal activities are the taking of demand and time deposits and the making of consumer and commercial loans. Piedmont offers a wide range of banking services including checking and savings accounts; commercial, installment, mortgage, and personal loans; safe deposit boxes; and other associated services. Piedmont uses the most current technology to satisfy the banking needs of its customers. Piedmont's primary source of revenue is interest income it derives from its lending activities. A wholly owned subsidiary of Piedmont, Piedmont National Financial Services, Inc., provides brokerage services as an agent for non-bank investment products and services.

On March 31, 2002, Main Street's unaudited interim financial statements reflected total assets of approximately $241.1 million, total loans of approximately $165.1 million, total deposits of approximately $213.6 million, and total shareholders' equity of approximately $15.2 million. Main Street's principal executive offices are located at 325 East Front Street, Statesville, North Carolina 28677-5906, and its telephone number is (704) 871-1100.

BUSINESS OFFICES. Piedmont operates two full-service banking offices in Statesville and two in Mooresville, which are located in Iredell County, and one each in Huntersville and Cornelius, which are located in Mecklenburg County.

BANKING MARKET. Piedmont's current banking market consists of Iredell and northern Mecklenburg Counties, North Carolina and surrounding areas (the "Piedmont Market"). Iredell County is located along Interstate 77 north of Lake Norman in the central Piedmont area of North Carolina. Iredell County is bordered by Yadkin and Wilkes Counties to the north, by Davie and Rowan Counties to the east, by Alexander and Catawba Counties to the west, and by Mecklenburg County to the south. Mecklenburg County lies in the southern Piedmont section of North Carolina and is bounded by Iredell County on the north, Cabarrus and Union Counties to the east, Lincoln and Gaston Counties to the west, and South Carolina to the south.

COMPETITION. Piedmont competes for deposits in its banking market with other commercial banks, savings banks and other thrift institutions, credit unions, agencies issuing United States government securities and all other organizations and institutions engaged in money market transactions. In its lending activities, Piedmont competes with all other financial institutions as well as consumer finance companies, mortgage companies and other lenders. Commercial banking in the Main Street Market and in North Carolina as a whole is extremely competitive. North Carolina is the home of two of the largest commercial banks in the United States, each of which has branches located in the Main Street Market, and eight other commercial banks, one thrift institution and various credit unions also are represented in the Main Street Market.

Interest rates, both on loans and deposits, and prices of fee-based services, are significant competitive factors among financial institutions generally. Other important competitive factors include office location, office hours, the quality of customer service, community reputation, continuity of personnel and services, and, in the case of larger commercial customers, relative lending limits and the ability to offer sophisticated cash management and other commercial banking services. Many of Piedmont's competitors have greater resources, broader geographic markets and higher lending limits than Piedmont, and they can offer more products and services and can better afford and make more effective use of media advertising, support services and electronic technology than can Piedmont. To counter these competitive disadvantages, Piedmont attempts to differentiate itself from its larger competitors with its focus on relationship banking, personalized service, direct customer contact, and its ability to make credit and other business decisions locally. Piedmont also depends on its reputation as a community bank in its banking markets and its involvement in the community it serves.

In recent years, federal and state legislation has heightened the competitive environment in which all financial institutions conduct their business, and the potential for competition among financial institutions of all types has increased significantly. Additionally, with the elimination of restrictions on interstate banking, a North Carolina commercial bank may be required to compete not only with other North Carolina-based financial institutions, but also with out-of-state financial institutions which may acquire North Carolina institutions, establish or acquire branch offices in North Carolina, or otherwise offer financial services across state lines, thereby adding to the competitive atmosphere of the industry in general. In terms of assets, Piedmont is one of the smaller commercial banks in North Carolina, and there is no assurance that Piedmont will be or continue to be an effective competitor in the current financial services environment.

EMPLOYEES. On December 31, 2001, Piedmont had 70 full-time equivalent employees. Main Street does not have any separate employees. Piedmont and its employees are not parties to any collective bargaining agreement, and Piedmont considers its relations with its employees to be good.

LEGAL PROCEEDINGS. From time to time, Piedmont may become involved in legal proceedings occurring in the ordinary course of its business. However, subject to the uncertainties inherent in any litigation, management of Main Street and Piedmont believe there currently are no pending or threatened proceedings that are reasonably likely to result in a material adverse change in Main Street's consolidated financial condition or operations.

PROPERTIES.

Piedmont currently operates out of six banking offices. The following table sets forth information for each of these offices:

     OFFICE LOCATION                         APPROXIMATE SQUARE FOOTAGE                  YEAR ESTABLISHED
     ---------------                         --------------------------                  ----------------
325 East Front Street                                  11,125                                  1998
Statesville North Carolina

127 North Cross Lane                                    2,896                                  1997
Statesville, North Carolina

165 Williamson Road                                     5,693                                  1998
Mooresville, North Carolina

520 East Plaza Drive                                    3,545                                  2001
Mooresville, North Carolina

19525 West Catawba Ave.                                 2,834                                  2001
Cornelius, North Carolina

10505 Gilead Road                                       3,100                                  2001
Huntersville, North Carolina

OTHER AVAILABLE INFORMATION

Main Street's audited consolidated financial statements as of and for the years ended December 31, 2001 and 2000 are incorporated by reference to Main Street's Annual Report for the fiscal year ended 2001, a copy of which accompanies this Joint Proxy Statement/Offering Circular. Main Street's unaudited interim consolidated statements of financial condition, statements of operations, and statements of cash flows, as of and for the three-month periods ended March 31, 2002 and 2001, are incorporated into this Joint Proxy Statement/Offering Circular from Main Street's Form 10-QSB, filed with the SEC.

Main Street Stock is registered under the Securities Exchange Act of 1934 (the "1934 Act"), and Main Street is subject to the informational requirements of, and it files periodic reports and other information with, the Securities and Exchange Commission (the "SEC") under Sections 13 and 15(d) of the 1934 Act. You may read and copy any reports, proxy and information statements and other materials filed by Main Street with the SEC under the 1934 Act at the SEC's Public Reference Room located at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains an internet site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. As a result of the Merger, Main Street will cease to exist as a separate corporation, and it will no longer file reports with the SEC under the 1934 Act.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Main Street's management's discussion and analysis is incorporated by reference into this Joint Proxy Statement/Offering Circular from Main Street's 2001 annual report, a copy of which accompanies this Joint Proxy Statement/Offering Circular. A copy of Main Street's 2001 annual report and/or a copy of Main Street's report on Form 10-QSB for the period ended March 31, 2002 will be provided without charge upon the request of any shareholder entitled to vote at the Yadkin Special Meeting or the Main Street Annual Meeting. Requests for copies should be directed to Edwin Laws, Chief Financial Officer, Main Street BankShares, Inc., 325 East Front Street, Statesville, North Carolina 28677,
(704) 871-1100.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table describes the beneficial ownership of Main Street Stock as of December 31, 2001, by Main Street's current directors and Chief Executive Officer, individually, and by all current directors and executive officers as a group. The are no persons known to management of Main Street who beneficially own 5% or more of the issued and outstanding Main Street Stock.

               NAME OF               AMOUNT AND NATURE OF               PERCENTAGE
           BENEFICIAL OWNER        BENEFICIAL OWNERSHIP(1)(2)           OF CLASS(3)
           ----------------        --------------------------           -----------
         J.T. Alexander, Jr.                11,216                           *
         Mooresville, NC

         Ralph L. Bentley                   12,083                           *
         Statesville, NC

               NAME OF               AMOUNT AND NATURE OF               PERCENTAGE
           BENEFICIAL OWNER        BENEFICIAL OWNERSHIP(1)(2)           OF CLASS(3)
           ----------------        --------------------------           -----------
         Joseph L. Bertomali                12,503                           *
         Statesville, NC

         Bobby E. Combs                      8,446                           *
         Sunset Beach, NC

         Cecile Ebert                       12,011                           *
         Mooresville, NC

         Brain D. Fletcher                  21,310                        1.6%
         Belmont, NC

         Ann T. Kelly                       10,707                           *
         Statesville, NC

         Constantine H. Kutteh              17,735                        1.3%
         Statesville, NC

         William A. Long                    23,822                        1.7%
         Statesville, NC

         Harry Phillip McLain, Jr           13,884                        1.0%
         Statesville, NC

         R.B. Sloan                          9,816                           *
         Statesville, NC

         Harry C. Spell                     36,180                        2.6%
         Statesville, NC

         Robert M. Stevenson                 8,801                           *
         Statesville, NC

         All current directors,            225,840                       15.4%
         nominees for director and
         executive officers as a
         group (19 persons)

*        Owns less than one percent of the outstanding Shares.

(1) For each individual listed above, the beneficial ownership includes the following options to acquire the indicated number of Shares that are exercisable within 60 days of December 31, 2001: Alexander - 7,533 Shares; Bentley - 5,799 Shares; Bertolami - 4,064 Shares; Combs - 596 Shares; Ebert - 2,330 Shares; Fletcher - 5,798 Shares; Kelly - 7,532 Shares; Kutteh - 2,330 Shares; Long - 14,335 Shares; McLain - 7,532 Shares; Sloan - 7,532 Shares; Spell - 7,532 Shares; Stevenson - 4,064 Shares; directors and principal officers as a group - 89,591 shares. To Main Street's knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following Shares which the individual indicates that he or she shares voting and/or investment power: Bertolami -- 2,540 Shares; Combs - 110 Shares; Ebert -- 1,596 Shares; Kutteh -- 3,810

         Shares; Long -- 252 Shares; Sloan -- 252 Shares; Spell -- 6,010 Shares; officers and directors as a group -- 21,809 Shares.

(2) The ownership percentage of each individual is calculated based on the total of 1,365,890 shares of Main Street Stock issued and outstanding at December 31, 2001, plus the number of shares that can be issued to that individual within 60 days of December 31, 2001 upon the exercise of stock options held by the individual. The ownership percentage of the group is based on the total number of shares of Main Street Stock outstanding plus the number of shares that can be issued to the entire group within 60 days of December 31, 2001 upon the exercise of all stock options held by the group.

                            MANAGEMENT OF MAIN STREET

For information regarding the management of Main Street, see "Proposal 2 at the Main Street Annual Meeting," page __.

                           SUPERVISION AND REGULATION

The business and operations of Yadkin, Main Street, and Piedmont are subject to extensive federal and state governmental regulation and supervision. THE FOLLOWING IS A SUMMARY OF SOME OF THE BASIC STATUTES AND REGULATIONS THAT APPLY TO YADKIN, MAIN STREET, AND PIEDMONT, BUT IT IS NOT A COMPLETE DISCUSSION OF ALL THE LAWS THAT AFFECT THEIR BUSINESSES.

REGULATION OF MAIN STREET

Main Street is a bank holding company registered with the Federal Reserve Board (the "FRB") under the Bank Holding Company Act of 1956, as amended (the "BHCA"). It is subject to supervision and examination by, and the regulations and reporting requirements of, the FRB. Under the BHCA, Main Street's activities are limited to banking, managing or controlling banks, or engaging in any other activity which the FRB determines to be closely related and a proper incident to banking or managing or controlling banks.

The BHCA prohibits Main Street from acquiring direct or indirect control of more than 5.0% of the outstanding voting stock, or substantially all of the assets, of any financial institution, or merging or consolidating with another bank holding company or savings bank holding company, without prior approval of the FRB. Additionally, the BHCA prohibits Main Street from engaging in, or acquiring ownership or control of more than 5.0% of the outstanding voting stock of any company engaged in, a nonbanking activity unless that activity is determined by the FRB to be closely related and a proper incident to banking. In approving an application by Main Street to engage in a nonbanking activity, the FRB must consider whether that activity can reasonably be expected to produce benefits to the public, such as greater convenience, increased competition, or gains in efficiency, that outweigh possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest or unsound banking practices.

There are a number of obligations and restrictions imposed by law on a bank holding company and its insured bank subsidiaries that are designed to minimize potential loss to depositors and the FDIC insurance funds. For example, if a bank holding company's insured bank subsidiary becomes "undercapitalized," the bank holding company is required to guarantee (subject to certain limits) the subsidiary's compliance with the terms of any capital restoration plan filed with its federal banking agency. Also, a bank holding company is required to serve as a source of financial strength to its bank subsidiaries and to commit resources to support those banks in circumstances where it otherwise might not do so, absent such policy. Under the BHCA, the FRB may require a bank holding company to terminate any activity or to relinquish control of a nonbank subsidiary if the FRB determines that the activity or control constitutes a serious risk to the financial soundness and stability of a bank subsidiary of the bank holding company.

REGULATION OF YADKIN AND PIEDMONT

Yadkin and Piedmont each is an insured, North Carolina-chartered bank. Their deposits are insured by the FDIC's Bank Insurance Fund and they are subject to supervision and examination by, and the regulations and reporting requirements of the North Carolina Commissioner of Banks, which is their primary state banking regulator. Yadkin's primary federal regulator is the FDIC. Piedmont is a member of the Federal Reserve System, which is its primary federal regulator.

As insured banks, Yadkin and Piedmont are prohibited from engaging as principals in an activity that is not permitted for national banks unless (I) the FDIC determines that the activity would pose no significant risk to the deposit insurance fund and (II) the bank is, and continues to be, in compliance with all applicable capital standards. Insured banks also are prohibited from directly acquiring or retaining any equity investment of a type or in an amount not permitted for national banks.

The FDIC (for Yadkin), the Federal Reserve System (for Piedmont) and the Commissioner have broad powers to enforce laws and regulations that apply to Yadkin and Piedmont and to require corrective action of conditions that affect their safety and soundness. Among others, these powers include issuing cease and desist orders, imposing civil penalties, and removing officers and directors.

Piedmont is a member bank of the Federal Reserve System. While Yadkin is not a member bank, the business of both Yadkin and Piedmont is influenced by prevailing economic conditions and governmental policies, both foreign and domestic, and by the monetary and fiscal policies of the FRB. The actions and policy directives of the FRB determine to a significant degree the cost and the availability of funds obtained from money market sources for lending and investing and also influence, directly and indirectly, the rates of interest paid by commercial banks on their time and savings deposits. The nature and impact on Yadkin and Piedmont of future changes in economic conditions and monetary and fiscal policies are not predictable.

Yadkin, as the surviving bank in the Merger and the Bank Merger, will continue to be an insured, North Carolina-chartered non-member bank, subject to the supervision, examination and reporting requirements which currently apply to it. Yadkin will not be a bank holding company under the BHCA.

GRAMM-LEACH-BLILEY ACT

The federal Gramm-Leach-Bliley Act (the "GLB Act") adopted by Congress during 1999 has dramatically changed various federal laws governing the banking, securities and insurance industries. The GLB Act has expanded opportunities for banks and bank holding companies to provide services and engage in other revenue-generating activities that previously were prohibited to them.

With respect to bank holding companies, the GLB Act in general (I) expands opportunities to affiliate with securities firms and insurance companies; (ii) overrides certain state laws that would prohibit certain banking and insurance affiliations; (III) expands the activities in which banks and bank holding companies may participate; (IV) requires that banks and bank holding companies engage in some activities only through affiliates owned or managed in accordance with certain requirements; (V) reorganizes responsibility among various federal regulators for oversight of certain securities activities conducted by banks and bank holding companies; and (VI) requires banks to adopt and implement policies and procedures for the protection of the financial privacy of their customers, including procedures that allow customers to elect that certain financial information not be disclosed to certain persons.

The GLB Act has expanded opportunities for Main Street, Piedmont and Yadkin to provide other services and obtain other revenues in the future but, at present, it has not had a significant effect on our respective operations as they are presently conducted. However, this expanded authority also may present each of us with new challenges as our larger competitors are able to expand their services and products into areas that are not feasible for smaller, community oriented financial institutions. The economic effects of the GLB Act on the banking industry, and on competitive conditions in the financial services industry generally, may be profound.

PAYMENT OF DIVIDENDS

Under federal law, Yadkin and Piedmont, as insured banks, each is prohibited from making any capital distributions, including paying a cash dividend, if it is, or after making the distribution it would become, "undercapitalized" as that term is defined in the Federal Deposit Insurance Act (the "FDIA"). Additionally, if in the opinion of the FDIC an insured bank under its jurisdiction is engaged in or is about to engage in an unsafe or unsound practice (which, depending on the financial condition of the bank, could include the payment of dividends), the FDIC may require, after notice and hearing, that the bank cease and desist from that practice. The federal banking agencies have indicated that paying dividends that deplete a bank's capital base to an inadequate level would be an unsafe and unsound banking practice. (See "-- Prompt Corrective Action" below.) The federal agencies have issued policy statements which provide that insured banks generally should only pay dividends out of current operating earnings, and under the FDIA no dividend may be paid by an insured bank while it is in default on any assessment due the FDIC. The payment of dividends by Yadkin and Piedmont also may be affected or limited by other factors, such as requirements that their regulators have authority to impose on them to maintain their capital above regulatory guidelines.

Under North Carolina banking law, a bank may pay dividends only out of its undivided profits. If a bank's surplus is less than 50% of its paid-in capital stock, it may not declare a cash dividend until it has transferred from undivided profits to surplus 25% of its undivided profits or any lesser percentage that may be required to restore its surplus to an amount equal to 50% of its paid-in capital stock. However, no cash dividends may be paid at any time by a bank when it is insolvent or when payment of a dividend would render it insolvent or be contrary to its Articles of Incorporation. Additionally, there are statutory provisions regarding the calculation of undivided profits from which dividends may be paid.

Under North Carolina corporate law, Main Street is authorized to pay dividends such as are declared by its Board of Directors, provided that no such distribution results in its insolvency on a going concern or balance sheet basis. However, since Main Street's only source of funds with which it can pay dividends to its shareholders is dividends it receives from Piedmont, Main Street's ability to pay dividends effectively is subject to the same limitations that apply to Piedmont under banking laws.

CAPITAL ADEQUACY

Main Street, Piedmont and Yadkin each is required to comply with the capital adequacy standards established by the FRB in the case of Main Street and Piedmont, and by the FDIC in the case of Yadkin. The FRB and the FDIC have promulgated risk-based capital and leverage capital guidelines for determining the adequacy of the capital of a bank holding company or a bank, and all applicable capital standards must be satisfied for a bank holding company or a bank to be considered in compliance with these capital requirements.

Under the risk-based capital measure, the minimum ratio ("Total Capital Ratio") of an entity's total capital ("Total Capital") to its risk-weighted assets (including certain off-balance-sheet items, such as standby letters of credit) is 8.0%. At least half of Total Capital must be composed of common equity, undivided profits, minority interests in the equity accounts of consolidated subsidiaries, qualifying noncumulative perpetual preferred stock, and a limited amount of cumulative perpetual preferred stock, less goodwill and certain other intangible assets ("Tier 1 Capital"). The remainder ("Tier 2 Capital") may consist of certain subordinated debt, certain hybrid capital instruments and other qualifying preferred stock, and a limited amount of loan loss reserves. On March 31, 2002, Main Street's, Piedmont's and Yadkin's Total Capital Ratios were 9.07%, 9.07% and 13.42%, respectively, and their ratios of Tier 1 Capital to risk-weighted assets ("Tier 1 Capital Ratio") were 7.96%, 7.96% and 13.29%, respectively, which were in excess of the FRB's and the FDIC's minimum risk-based capital guidelines.

Under the leverage capital measure, the minimum ratio (the "Leverage Capital Ratio") of Tier 1 Capital to average assets, less goodwill and certain other intangible assets, is 3.0% for entities that meet certain specified criteria, including having the highest regulatory rating. All others generally are required to maintain an additional cushion of 100 to 200 basis points above the stated minimum. The FDIC's guidelines also provide that banks experiencing internal growth or making acquisitions will be expected to maintain strong capital positions substantially above the minimum levels without significant reliance on intangible assets, and the FDIC has indicated that it will consider a bank's "Tangible Leverage Ratio" (deducting all intangibles) and other indicia of capital strength in evaluating proposals for expansion or new activities. On March 31, 2002, Main Street's, Piedmont's and Yadkin's Leverage Capital Ratios were 6.38%, 6.38% and 13.42%, respectively, which were above the FRB's and the FDIC's minimum leverage capital guidelines.

Failure to meet capital guidelines could subject a bank holding company or a bank to a variety of enforcement remedies, including issuance of a capital directive, the termination of deposit insurance by the FDIC, a prohibition on the taking of brokered deposits, and certain other restrictions on its business. As described below, substantial additional restrictions can be imposed upon FDIC-insured banks that fail to meet applicable capital requirements.
(See "-- Prompt Corrective Action" below.)

The FRB and the FDIC also consider interest rate risk (when the interest rate sensitivity of an institution's assets does not match the sensitivity of its liabilities or its off-balance-sheet position) in the evaluation of an entity's capital adequacy. The bank regulatory agencies' methodology for evaluating interest rate risk requires banks with excessive interest rate risk exposure to hold additional amounts of capital against their exposure to losses resulting from that risk.

PROMPT CORRECTIVE ACTION

Current federal law establishes a system of prompt corrective action to resolve the problems of undercapitalized institutions. Under this system, the federal banking regulators have established five capital categories ("well capitalized," "adequately capitalized," "undercapitalized," "significantly undercapitalized," and "critically undercapitalized"). The regulators are required to take certain mandatory supervisory actions, and they are authorized to take other discretionary actions, with respect to institutions in the three undercapitalized categories. The severity of any actions taken will depend upon the capital category in which an institution is placed. Generally, subject to a narrow exception, current federal law requires the banking regulators to appoint a receiver or conservator for an institution that is critically undercapitalized.

Under the final agency rules implementing the prompt corrective action provisions, an institution is deemed to be "well capitalized" if it (I) has a Total Capital Ratio of 10.0% or greater, a Tier 1 Capital Ratio of 6.0% or greater, and a Leverage Ratio of 5.0% or greater, and (II) is not subject to any written agreement, order, capital directive, or prompt corrective action directive issued by the appropriate federal banking agency. An institution is considered to be "adequately capitalized" if it has a Total Capital Ratio of 8.0% or greater, a Tier 1 Capital Ratio of 4.0% or greater, and a Leverage Ratio of 4.0% or greater. A depository institution that has a Total Capital Ratio of less than 8.0%, a Tier 1 Capital Ratio of less than 4.0%, or a Leverage Ratio of less than 4.0%, is considered to be "undercapitalized." A depository institution that has a Total Capital Ratio of less than 6.0%, a Tier 1 Capital Ratio of less than 3.0%, or a Leverage Ratio of less than 3.0%, is considered to be "significantly undercapitalized," and an institution that has a tangible equity capital to assets ratio equal to or less than 2.0% is deemed to be "critically undercapitalized." For purposes of the regulation, the term "tangible equity" includes core capital elements counted as Tier 1 Capital for purposes of the risk-based capital standards, plus the amount of outstanding cumulative perpetual preferred stock (including related surplus), minus all intangible assets with certain exceptions. A depository institution may be deemed to be in a capitalization category that is lower than is indicated by its actual capital position if it receives an unsatisfactory examination rating.

An institution that is categorized as "undercapitalized," "significantly undercapitalized," or "critically undercapitalized" is required to submit an acceptable capital restoration plan to its appropriate federal banking agency. An "undercapitalized" institution also is generally prohibited from increasing its average total assets, making acquisitions, establishing any branches, or engaging in any new line of business, except in accordance with an accepted capital restoration plan or with the approval of its primary federal regulator. In addition, the appropriate federal banking agency is given authority with respect to any "undercapitalized" depository institution to take any of the actions it is required to or may take with respect to a "significantly undercapitalized" institution as described above if it determines that those actions are necessary to carry out the purpose of the law. On March 31, 2002, Yadkin and Piedmont had the requisite capital levels to qualify as "well capitalized."

RESERVE REQUIREMENTS

Pursuant to regulations of the FRB, all FDIC-insured depository institutions must maintain average daily reserves against their transaction accounts. No reserves are required to be maintained on the first $4.7 million of transaction accounts, but reserves equal to 3.0% must be maintained on the aggregate balances of those accounts between $4.7 million and $47.8 million, and reserves equal to 10.0% must be maintained on aggregate balances in excess of $47.8 million. These percentages are subject to adjustment by the FRB. Because required reserves must be maintained in the form of vault cash or in a non-interest-bearing account at a Federal Reserve Bank, the effect of the reserve requirement is to reduce the amount of the institution's interest-earning assets. As of March 31, 2002, Yadkin and Piedmont each met its reserve requirements.

FDIC INSURANCE ASSESSMENTS

The FDIC currently uses a risk-based assessment system that takes into account the risks attributable to different categories and concentrations of assets and liabilities for purposes of calculating deposit insurance assessments to be paid by insured banks. The risk-based assessment system categorizes banks as "well capitalized," "adequately capitalized" or "undercapitalized." These three categories are substantially similar to the prompt corrective action categories described above, with the "undercapitalized" category including banks that are "undercapitalized," "significantly undercapitalized" and "critically undercapitalized" for prompt corrective action purposes. Banks also are assigned by the FDIC to one of three supervisory subgroups within each capital group, with the particular supervisory subgroup to which a bank is assigned being based on a supervisory evaluation provided to the FDIC by the bank's primary federal banking regulator and information which the FDIC determines to be relevant to the bank's financial condition and the risk posed to the deposit insurance funds (which may include, if applicable, information provided by the bank's state supervisor). A different insurance assessment rate (ranging from zero to 31 basis points) applies to each of the nine assessment risk classifications (i.e., combinations of capital groups and supervisory subgroups). A bank's assessment rate is determined based on the capital category and supervisory subgroup to which it is assigned.

A bank's deposit insurance may be terminated by the FDIC upon a finding that the bank has engaged in unsafe and unsound practices, is in an unsafe or unsound condition to continue operations, or has violated any applicable law, regulation, rule, order, or condition imposed by the FDIC.

COMMUNITY REINVESTMENT

Under the Community Reinvestment Act ("CRA"), as implemented by regulations of the federal bank regulatory agencies, an insured bank has a continuing and affirmative obligation, consistent with its safe and sound operation, to help meet the credit needs of its entire community, including low and moderate income neighborhoods. The CRA does not establish specific lending requirements or programs for banks, nor does it limit a bank's discretion to develop the types of products and services that it believes are best suited to its particular community, consistent with the CRA. The CRA requires the federal bank regulatory agencies, in connection with their examination of insured banks, to assess the banks' records of meeting the credit needs of their communities, using the ratings of "outstanding," "satisfactory," "needs to improve," or "substantial noncompliance," and to take that record into account in its evaluation of certain applications by those banks. All banks are required to make public disclosure of their CRA performance ratings. Yadkin and Piedmont each received a "satisfactory" rating in its most recent CRA examination.

                     CAPITAL STOCK OF YADKIN AND MAIN STREET

CAPITAL STOCK OF YADKIN

AUTHORIZED CAPITAL. Yadkin's authorized capital stock consists of 10,000,000 shares of $1.00 par value common stock, of which 7,103,736 shares were issued and outstanding on March 31, 2002.

VOTING RIGHTS. Holders of Yadkin Stock are entitled to one vote per share held of record on all matters submitted to a vote of shareholders.

Yadkin Stock is subject to the North Carolina Control Share Acquisition Act. In general, the Act provides that shares of voting stock of a corporation (to which that Act applies) acquired in a "control share acquisition" ("Control Shares") will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of the outstanding shares of the corporation entitled to vote in the election of directors, excluding shares held by the person who has acquired or proposes to acquire the Control Shares and excluding shares held by any officer or director who is also an employee of the corporation. "Control Shares" are defined as shares of a corporation acquired by any person which, when added to the shares already owned by that person, would entitle the person (except for the application of the Act) to voting power in the election of directors equal to or greater than (I) one-fifth of all voting power, (II) one-third of all voting power, or (III) a majority of all voting power. "Control share acquisition" means the acquisition by any person of beneficial ownership of Control Shares with certain exceptions, including an acquisition pursuant to certain agreements of merger or consolidation to which the corporation is a party, and purchases of shares directly from the corporation.

Yadkin is also subject to the North Carolina Control Share Acquisition Act, which generally requires that unless certain "fair price" and procedural requirements are satisfied, the affirmative vote of the holders of 95% of the outstanding shares of the common stock is required to approve certain business combinations with other entities that are the beneficial owners of more that 20% of the common stock or which are affiliates of Yadkin Valley Bank and Trust Company and previously had been 20% beneficial holders of Yadkin Stock.

CHARTER AMENDMENTS. Subject to certain conditions, and with certain exceptions, an amendment to Yadkin's charter, including an amendment to increase or change Yadkin's authorized capital stock, may be effected if the amendment is recommended to Yadkin's shareholders by the Board of Directors and if the votes cast by shareholders in favor of the amendment exceed the votes cast opposing the amendment.

MERGER, SHARE EXCHANGE, SALE OF ASSETS AND DISSOLUTION. In general, North Carolina law requires that any merger, share exchange, voluntary liquidation or transfer of substantially all the assets (other than in the ordinary course of business) of Yadkin be recommended to its shareholders by its Board of Directors and be approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of its voting stock. However, under the North Carolina Shareholder Protection Act, the affirmative vote of the holders of 95% of Yadkin's outstanding voting shares (voting as a single class, but excluding shares owned by an "interested shareholder") is required to approve certain business combinations between Yadkin and an entity, which owns more than 10% of Yadkin's voting shares.

DIVIDENDS. Holders of Yadkin Stock are entitled to dividends if and when declared by Yadkin's Board of Directors from funds legally available, whether in cash or in stock. (See "--Differences in Capital Stock" below.)

LIQUIDATION. Holders of Yadkin Stock are entitled, upon a liquidation, dissolution or winding up of Yadkin, to participate ratably in the distribution of assets legally available for distribution to holders of common stock.

ASSESSABILITY. Shares of Yadkin Stock generally are not assessable. However, under North Carolina laws that apply to banks, if Yadkin's capital becomes impaired due to losses or any other cause, and if its surplus and undivided profits are not sufficient to make good that impairment, the Commissioner may require Yadkin's Board of Directors to assess the holders of Yadkin Stock for the amount of the impairment. A shareholder's failure to pay such an assessment could result in a forced sale of the shareholder's stock with the proceeds being applied first to payment of the assessment.

MISCELLANEOUS. Holders of Yadkin Stock do not have preemptive rights to acquire other or additional shares which might be issued by Yadkin in the future or any redemption or sinking fund rights. First-Citizens Bank & Trust Company currently serves as the registrar and transfer agent for Yadkin Stock.

DIFFERENCES IN CAPITAL STOCK

GENERAL. Upon consummation of the Merger, Main Street's shareholders will receive Yadkin Stock and cash for their Main Street Stock and will become shareholders of Yadkin. Certain legal distinctions exist between owning Yadkin Stock and owning Main Street Stock.

Yadkin is a North Carolina banking corporation, and the rights of the holders of Yadkin Stock are governed by its Articles of Incorporation, Chapter 53 of the North Carolina General Statutes which is applicable to banks ("Chapter 53"), and, to the extent not inconsistent with Chapter 53, by Chapter 55 of the North Carolina General Statutes which is applicable to business corporations ("Chapter 55"). Main Street is a North Carolina business corporation, and the rights of the holders of its capital stock are governed solely by its Articles of Incorporation and Chapter 55. There are differences in Chapter 53 and Chapter
55. Therefore, in some ways, the rights of Yadkin's shareholders are different from those of Main Street's shareholders. While it is not practicable to describe all differences, those basic differences which Main Street's and Yadkin's managements believe will have the most significant effect on the rights of Main Street's shareholders when they become Yadkin shareholders are discussed below.

THE FOLLOWING IS ONLY A GENERAL SUMMARY OF CERTAIN DIFFERENCES IN THE RIGHTS OF HOLDERS OF MAIN STREET STOCK AND THOSE OF HOLDERS OF YADKIN STOCK. MAIN STREET'S SHAREHOLDERS SHOULD CONSULT WITH THEIR OWN LEGAL COUNSEL WITH RESPECT TO SPECIFIC DIFFERENCES AND CHANGES IN THEIR RIGHTS AS SHAREHOLDERS WHICH WILL RESULT FROM THE MERGER.

DIVIDENDS. Pursuant to Chapter 55, Main Street is authorized to pay dividends such as are declared by its Board of Directors, provided that no such distribution results in its insolvency on a going concern or balance sheet basis. Main Street's principal asset is its ownership of all of the outstanding capital stock of Piedmont, and its sole source of funds for the payment of dividends on Main Street Stock is dividends it receives (as Piedmont's sole shareholder) from Piedmont on the Piedmont capital stock it holds. Therefore, Main Street's ability to pay dividends is subject to Piedmont's ability to pay dividends.

Yadkin's shareholders are entitled to dividends if and when declared by Yadkin's Board of Directors, subject to the restrictions described below. Pursuant to Chapter 53, Yadkin may pay dividends only out of its undivided profits. Should at any time its surplus be less than 50% of its paid-in capital stock, Yadkin may not declare a cash dividend until it has transferred from undivided profits to surplus 25% of its undivided profits or any lesser percentage that may be required to restore its surplus to an amount equal to 50% of its paid-in capital stock. However, no cash dividends may be paid at any time by a bank when it is insolvent or when payment of a dividend would render it insolvent or be contrary to its Articles of Incorporation. Additionally, there are statutory provisions regarding the calculation of undivided profits from which dividends may be paid, and banking regulators may restrict or prohibit the payment of dividends by banks which have been found to have inadequate capital. (See "Supervision and Regulation -- Payment of Dividends" on page __.)

In the future, any declaration and payment of cash dividends on Yadkin Stock will be subject to Yadkin's Board of Directors' evaluation of its operating results, financial condition, future growth plans, general business and economic conditions, and tax and other relevant


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


considerations. Also, the payment of cash dividends by Yadkin in the future will be subject to certain other legal and regulatory limitations (including the requirement that Yadkin's capital be maintained at certain minimum levels) and will be subject to ongoing review by banking regulators. There is no assurance that, in the future, Yadkin will have funds available to pay cash dividends, or, even if funds are available, that it will pay dividends in any particular amount or at any particular times, or that it will pay dividends at all. (See "Market and Dividend Information -- Yadkin's Capital Stock" on page __.)

MERGER, SHARE EXCHANGE, SALE OF ASSETS OR DISSOLUTION. Pursuant to Chapter 55, the merger of Main Street with, or a sale of substantially all of Main Street's assets to, any other entity, or a dissolution of Main Street, requires the prior approval of the holders of only a majority of the votes entitled to be cast by the holders of Main Street's voting stock.

Pursuant to Chapter 53, Yadkin may not merge or consolidate with, or sell substantially all of its assets to, any other entity, or be dissolved, without the prior approval of the holders of at least two-thirds of its outstanding shares. Therefore, approval of a merger or other business combination involving Yadkin, even if it is the surviving company in the transaction, will require the vote of a higher percentage of its shareholders than currently is required to approve that type of transaction involving Main Street.

In addition, Chapter 55 provides that no prior approval of Main Street's shareholders is required to effect a merger of another entity into Piedmont, provided that Main Street remains in control of its subsidiary following consummation of that transaction. Assuming that a sufficient number of shares of capital stock have been authorized in Main Street's Articles of Incorporation, it can make acquisitions of other companies through the merger of a third party bank or other entity with or into Piedmont or another subsidiary of Main Street, including acquisitions involving the issuance of Main Street Stock, without the approval of Main Street's shareholders. Since, after the Merger, Yadkin will not be organized in a holding company structure, it will not be able to acquire another bank or other company by merger without the approval of its shareholders.

ELECTION OF DIRECTORS. Main Street's Bylaws provide that its Board of Directors is divided into four classes and its directors are elected to staggered four-year terms. The terms of directors in one class expire each year, and directors in that class are elected for new four-year terms. The effect of staggered terms is that only approximately one-fourth of Main Street's directors are elected each year. Since it would take longer for someone who is attempting to acquire control of Main Street to replace Main Street's directors through the normal election process, under some circumstances staggered terms may be used as, or have the effect of, an "anti-takeover" device or a deterrent to an acquisition or change in control of Main Street, whether or not such a transaction was favored by Main Street's shareholders. Yadkin's Bylaws do not contain any provision for staggered terms of directors.

REPURCHASE OF CAPITAL STOCK. Under Chapter 53, Yadkin must obtain the prior approval of the holders of two-thirds of its outstanding shares, as well as the prior approval of the Commissioner and the FDIC, before it can repurchase any of its shares of capital stock.

Under Chapter 55, Main Street may repurchase its capital stock by action of its Board of Directors without the prior approval of its shareholders. However, as a bank holding company,


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


Main Street is required to give the FRB at least 45 days prior written notice of the purchase or redemption of any shares of its outstanding equity securities if the gross consideration to be paid for such purchase or redemption, when aggregated with the net consideration paid by Main Street for all purchases or redemptions of its equity securities during the 12 months preceding the date of notification, equals or exceeds 10% of Main Street's consolidated net worth as of the date of such notice. The FRB may permit a purchase or redemption to be accomplished prior to expiration of the 45-day notice period if it determines that the repurchase or redemption would not constitute an unsafe or unsound practice and that it would not violate any applicable law, rule, regulation or order, or any condition imposed by, or written agreement with, the FRB.

ASSESSABILITY. Shares of Yadkin Stock generally are not assessable except in the limited circumstance in which Yadkin's capital has become impaired as described above under the caption "-- Capital Stock of Yadkin." Under Chapter 53, the Commissioner may require Yadkin's Board of Directors to assess the holders of Yadkin Stock for the amount by which Yadkin's capital stock has become impaired, and the shares of a shareholder who fails to pay the assessment may be sold. Under Chapter 55, shares of Main Street Stock are not assessable.

"ANTI-TAKEOVER" PROVISIONS.

Main Street's Articles of Incorporation provide that, in connection with the exercise of their judgment in determining what is in the best interests of Main Street and its shareholders with respect to any proposal, including a proposed acquisition or other change in control of Main Street, Main Street's directors may consider various factors in addition to the long- and short-term interests of Main Street's shareholders. Those other factors may include the social and economic effects of the proposal on Main Street's employees, customers and communities. Additionally, in the case of a proposed change in control, the directors may consider the business and financial condition of the acquiring person and the competence, experience and integrity of the acquiring person and its management, as well as the prospects for successful completion of the proposed transaction. Since this provision permits Main Street's Board of Directors to consider factors other than the financial effect of a proposed transaction on Main Street's shareholders and to reject a proposal to acquire Main Street based on these various other factors, under some circumstances this provision may be used as, or have the effect of, an "anti-takeover" device or a deterrent to an acquisition or change in control of Main Street, whether or not such a transaction was favored by Main Street's shareholders. Yadkin's Articles of Incorporation do not include any provisions explicitly granting its directors authority to weigh such factors in the event of a proposed acquisition or change in control.

REGULATION OF TRANSFERABILITY. The capital stock of Yadkin, unlike that of Main Street, is exempt from the registration requirements of the federal Securities Act of 1933 Act (the "1933 Act") and the North Carolina Securities Act. The effect of that exemption is to allow Yadkin to sell shares of Yadkin Stock without registration under those laws. In contrast, the public sale by Main Street of its stock, and resales of its stock by certain persons who are at the time of resale "affiliates" of Main Street, are required to be registered under the 1933 Act and the North Carolina Securities Act or meet certain statutory and regulatory requirements to qualify for other exemptions from registration.


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


                                 INDEMNIFICATION

GENERAL

PERMISSIBLE INDEMNIFICATION. Chapter 55 allows a corporation, by charter, bylaw, contract, or resolution, to indemnify or agree to indemnify its officers, directors, employees, and agents and any person who is or was serving at the corporation's request as a director, officer, employee, or agent of another entity or enterprise or as a trustee or administrator under an employee benefit plan, against liability and expenses, including reasonable attorneys' fees, in any proceeding (including without limitation a proceeding brought by or on behalf of the corporation itself) arising out of their status as such or their activities in any of the foregoing capacities as summarized herein. Any provision in a corporation's charter or bylaws or in a contract or resolution may include provisions for recovery from the corporation of reasonable costs, expenses and attorneys' fees in connection with the enforcement of rights to indemnification granted therein and may further include provisions establishing reasonable procedures for determining and enforcing such rights.

The corporation may indemnify such person against liability expenses incurred only where such person conducted himself or herself in good faith and reasonably believed (I) in the case of conduct in his or her official corporate capacity, that his or her conduct was in the corporation's best interests, and (II) in all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and, in the case of a criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. However, a corporation may not indemnify such person either in connection with a proceeding by or in the right of the corporation in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person (whether or not involving action in an official capacity) in which such person was adjudged liable on the basis that personal benefit was improperly received.

MANDATORY INDEMNIFICATION. Unless limited by the corporation's charter, Chapter 55 requires a corporation to indemnify a director or officer of the corporation who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which such person was a party because he or she is or was a director or officer of the corporation against reasonable expenses incurred in connection with the proceeding.

ADVANCE FOR EXPENSES. Expenses incurred by a director, officer, employee, or agent of the corporation in defending a proceeding may be paid by the corporation in advance of the final disposition of the proceeding as authorized by the board of directors in the specific case, or as authorized by the charter or bylaws or by any applicable resolution or contract, upon receipt of an undertaking by or on behalf of such person to repay amounts advanced, unless it ultimately is determined that such person is entitled to be indemnified by the corporation against such expenses.

COURT-ORDERED INDEMNIFICATION. Unless otherwise provided in the corporation's charter, a director or officer of the corporation who is a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court deems


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


necessary, may order indemnification if it determines either (I) that the director or officer is entitled to mandatory indemnification as described above, in which case the court also will order the corporation to pay the reasonable expenses incurred to obtain the court-ordered indemnification, or (II) that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not such person met the requisite standard of conduct or was adjudged liable to the corporation in connection with a proceeding by or in the right of the corporation or on the basis that personal benefit was improperly received in connection with any other proceeding so charging (but if adjudged so liable, indemnification is limited to reasonable expenses incurred).

PARTIES ENTITLED TO INDEMNIFICATION. Chapter 55 defines "director" to include former directors and the estate or personal representative of a director. Unless its charter provides otherwise, a corporation may indemnify and advance expenses to an officer, employee or agent of the corporation to the same extent as to a director and also may indemnify and advance expenses to an officer, employee or agent who is not a director to the extent, consistent with public policy, as may be provided in its charter or bylaws, by general or specific action of its board of directors, or by contract.

INDEMNIFICATION BY YADKIN AND MAIN STREET

Main Street's Articles of Incorporation and Bylaws provide for indemnification of its directors and officers to the fullest extent permitted by North Carolina law and require the Board of Directors to take all actions necessary and appropriate to authorize such indemnification. Yadkin's Articles of Incorporation and Bylaws do not contain any provisions governing the indemnification of its officers and directors.

Under North Carolina law, a corporation also may purchase insurance on behalf of any person who is or was a director or officer against any liability arising out of his status as such. Yadkin and Main Street each currently maintain a directors' and officers' liability insurance policy and its coverage is applicable to all their respective directors and officers.

                    PROPOSAL 2 AT MAIN STREET ANNUAL MEETING:
                              ELECTION OF DIRECTORS

BOARD SIZE AND MEMBERSHIP. Under Main Street's Articles of Incorporation and Bylaws, the number of directors shall be the number the Board determines from time to time prior to each Annual Meeting of Shareholders at which directors are to be elected. That number cannot be less than twelve or more than sixteen. Main Street's Articles of Incorporation and Bylaws also provide that Main Street's Board shall be divided into four classes, each containing as nearly equal a number of directors as possible, each elected to staggered four-year terms. The Board, by resolution, has fixed the number of directors at thirteen (13) for the year 2002.

DIRECTORS TO BE ELECTED AT THIS ANNUAL MEETING. At the Main Street Annual Meeting, four directors will be elected to serve until completion of the Merger, or, in the event the Merger is not approved, for four-year terms expiring at the Annual Meeting of Shareholders in 2006, or until their successors are elected and qualified. These are Main Street's Class IV directors.

HOW VOTES WILL BE COUNTED. Unless Main Street shareholders give instructions to the contrary, the Main Street Proxies will vote for the election of the four nominees listed below by casting an equal number of votes for each nominee. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxy Committee has the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.

VOTES NEEDED TO ELECT. The four nominees receiving the highest number of votes will be elected.

BOARD RECOMMENDATION. Main Street's Board of Directors has nominated the four incumbent Board members for re-election. These nominees have served as directors since the incorporation of Piedmont on June 27, 1997, and they were elected to four-year terms at the 1998 Annual Meeting of Shareholders, when staggered terms for members of Main Street's Board of Directors were established. THE BOARD OF DIRECTORS OF MAIN STREET RECOMMENDS THAT MAIN STREET SHAREHOLDERS VOTE FOR EACH OF THE FOUR NOMINEES LISTED BELOW.


                                  POSITION(S)            YEAR FIRST
                                   WITH MAIN           ELECTED/CURRENT              PRINCIPAL OCCUPATION
NAME AND AGE                        STREET             TERM EXPIRES (1)            AND BUSINESS EXPERIENCE
--------------                 -----------------       ----------------            -----------------------
J.T. Alexander, Jr.             Chairman of the          1997 / 2002       President, J. T. Alexander & Son, Inc.
(65)                           Board of Directors                          (oil distributor); Member, ZipNGo, LLC
                                                                           (convenience stores); President, Piedmont
                                                                           Investors, Inc.; and Secretary of Acme
                                                                           Metal Slides, Inc. all of Statesville, NC.

Ralph L. Bentley, MD (66)           Director             1997 / 2002       Physician and Board Chairman, Piedmont
                                                                           Healthcare, P.A.

Joseph L. Bertolami (62)            Director             1997 / 2002       President and owner, JoBar, Inc. (Toyota
                                                                           West); President and owner, JoLar, Inc.
                                                                           (Statesville  Ford); President and owner,
                                                                           Carolina Dodge, LLC; all of Statesville,
                                                                           NC; Part-owner, Lake Norman Auto Village,
                                                                           LLC, Mooresville, NC.

Harry C. Spell                      Director             1997 / 2002       Vice President, Ft. Dobbs Trading Co.,
(53)                                                                       Inc.; President, Westside Sales, Inc.;
                                                                           and Vice President and Secretary, MoCaro
                                                                           Dyeing & Finishing, Inc. (textile
                                                                           companies); all of Statesville, NC.


DIRECTORS. The following table lists Main Street's Class I, Class II, and Class III Directors, with their ages at December 31, 2001, and principal occupations during the past five years. Each person listed has served as a director since the incorporation of Piedmont on June 27, 1997.


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


CLASS I DIRECTORS, ELECTED AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS FOR FOUR-YEAR TERMS EXPIRING IN 2003.

                                  POSITION(S)            YEAR FIRST
                                   WITH MAIN           ELECTED/CURRENT              PRINCIPAL OCCUPATION
NAME AND AGE                        STREET             TERM EXPIRES (1)            AND BUSINESS EXPERIENCE
--------------                 -----------------       ----------------            -----------------------
Bobby E. Combs                      Director             1997/ 2003        Retired; prior to that Principal,
(69)                                                                       Barnard, Combs, Potts & Rhyne, P.A.
                                                                           (certified public accountants),
                                                                           Statesville, NC.

William A. Long                 President, Chief         1997 / 2003       President and Chief Executive Officer,
(55)                           Executive Officer                           Main Street BankShares, Inc. (since 2002)
                                  and Director                             and Piedmont Bank, Statesville, NC, since
                                                                           1997; prior to that, Sales Agent,
                                                                           Robinson & Clark Insurance Agency, Inc.,
                                                                           Statesville, NC, since July, 1996; prior
                                                                           to that, Chief Executive Officer, R.B.
                                                                           Johnston & Sons (private investment
                                                                           company), North Wilkesboro, NC.

R.B. Sloan                          Director             1997 / 2003       Chief Executive Officer, EnergyUnited
(49)                                                                       Electric Membership Cooperative,
                                                                           Statesville, NC, since October 1998; prior
                                                                           to that, Executive Vice President and
                                                                           General Manager, Crescent EMC; also,
                                                                           currently a Director, National Rural
                                                                           Utilities Cooperative Finance Corporation
                                                                           (listed on the New York Stock Exchange
                                                                           under the symbol "NRU").


CLASS II DIRECTORS, ELECTED AT THE 2000 ANNUAL MEETING OF SHAREHOLDERS FOR FOUR-YEAR TERMS EXPIRING IN 2004.

                                  POSITION(S)            YEAR FIRST
                                   WITH MAIN           ELECTED/CURRENT              PRINCIPAL OCCUPATION
NAME AND AGE                        STREET             TERM EXPIRES (1)            AND BUSINESS EXPERIENCE
--------------                 -----------------       ----------------            -----------------------
Constantine H. Kutteh (49)          Director             1997 / 2004       Partner, Pope, McMillan, Kutteh, Simon
                                                                           and Privette, PA (law firm, which
                                                                           provides legal services to Main Street),
                                                                           Statesville, NC.

Harry Phillip McLain, Jr.           Director             1997 / 2004       President, McLain Farms, Inc. (grain and
(45)                                                                       cotton production), Statesville, NC.

Robert M. Stevenson, MD (68)        Director             1997 / 2004       Radiologist, Statesville-Iredell Radiology,
                                                                           Davis Medical Center, Statesville, NC.

CLASS III DIRECTORS, ELECTED AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS FOR FOUR-YEAR TERMS EXPIRING IN 2005.


                                  POSITION(S)            YEAR FIRST
                                   WITH MAIN           ELECTED/CURRENT              PRINCIPAL OCCUPATION
NAME AND AGE                        STREET             TERM EXPIRES (1)            AND BUSINESS EXPERIENCE
--------------                 -----------------       ----------------            -----------------------
Cecile Ebert                        Director             1997 /2005        President, ROE, Inc.; President, CES
(31)                                                                       Development Corp. since 1997, both real
                                                                           estate development companies of
                                                                           Mooresville, NC.

Brian D. Fletcher                   Director             1997 / 2005       Chief Operating Officer and director, COX
(40)                                                                       Technologies (listed on the Nasdaq
                                                                           Bulletin Board under the symbol "COXT"),
                                                                           Belmont, NC, since 2000; also, Private
                                                                           investor since 1995; prior to that,
                                                                           Investment Representative, Edward D. Jones
                                                                           & Co., Mooresville, NC.

Ann T. Kelly                        Director             1997 / 2005       Co-owner, Secretary and Treasurer,
(67)                                                                       Landmark Associates, Ltd. since August,
                                                                           2000; prior to that, Co-owner,
                                                                           Secretary-Treasurer, Coldwell
                                                                           Banker-Landmark Associates, Ltd.; both
                                                                           real estate sales companies in
                                                                           Statesville, NC.

DIRECTOR RELATIONSHIPS

     BOARD RELATIONSHIPS. No director or principal officer is related to another director or principal officer.

     OTHER DIRECTORSHIPS: No director, other than R.B. Sloan and Brian D. Fletcher, is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

COMMITTEES OF THE BOARD OF DIRECTORS OF MAIN STREET

     Main Street's Board of Directors has established the following standing committees:

- EXECUTIVE COMMITTEE. The Executive Committee establishes and monitors all policies of Main Street and compliance therewith, reviews and comments on all proposed changes to the policies of Main Street prior to action thereon by the Board, and establishes and monitors Main Street's employee benefit plans and policies. The Executive Committee has all authority to act on behalf of and to exercise the power of the Board of Directors between Board meetings. The Executive Committee held three meetings in 2001. The committee presently consists of Directors Alexander (chair); Bentley (vice chair); and members Combs, Fletcher, Long, McLain and Spell.


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

     The Executive Committee also acts as the Nominating Committee. In this role, it proposes a slate of proposed directors for approval by the Board for submission to the shareholders. In identifying prospects for the Board, the committee will consider individuals recommended by shareholders. Names and resumes of nominees should be forwarded to the Corporate Secretary who will submit them to the committee for consideration.

- DIRECTORS AND EMPLOYEES COMPENSATION COMMITTEE. The Directors and Employees Compensation Committee recommends a compensation plan for the directors and employees of Main Street to the Board of Directors. The Directors and Employees Compensation Committee held three meetings in 2001. The committee consists of Directors Bentley (chair); and members Bertolami, Fletcher, Kelly, Kutteh and McLain.

- AUDIT COMMITTEE. In accordance with the Audit Committee Charter, the Audit Committee recommends to the Board of Directors the engagement of Man Street's independent auditors, determines the scope of the annual audit and any special audit of Main Street, oversees the administrative, operational and internal controls of Main Street, reviews compliance with accounting policies and procedures and establishes and oversees an internal audit program. Please refer to the audit committee report below. The Audit Committee held three meetings in 2001. The committee currently consists of Directors Combs (chair); McLain, and Stevenson. The Chief Financial Officer of Main Street, Edwin E. Laws, is a non-voting member.

- OTHER STANDING COMMITTEES. The Board has approved three additional standing committees to which certain responsibilities have been delegated. These are the Loan Committee, the Real Estate and Expansion Committee, and the Investment Committee.

REPORT OF AUDIT COMMITTEE OF MAIN STREET

In accordance with its written charter adopted by the Board of Main Street, the Audit Committee assists the Board in fulfilling its responsibility for supervising the quality and integrity of the accounting, auditing and financial reporting practices of Main Street. As required by the Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the audit committee, and at least one member has accounting or related financial management expertise, all as stated in the rules of The Nasdaq Stock Market, Inc.

In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and Main Street that might bear on the auditors' independence required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors' independence.

The Audit Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of Main Street's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Audit Committee also discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to the public release of each such announcement.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements of Main Street. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed and discussed the audited financial statements of Main Street as of and for the fiscal year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of Main Street's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that Main Street's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

This report is submitted by the Audit Committee: Bobby E. Combs (chair); Harry Phillip McLain, Jr., and Robert M. Stevenson, MD.

BOARD ATTENDANCE AND FEES

The Main Street Board of Directors held twelve meetings in 2001. All directors attended at least seventy-five percent of all Board meetings. In 2001, the directors received a $300 per month retainer and were paid fees in the amount of $300 per board meeting actually attended and $50 for each committee meeting actually attended. In 2002, Main Street anticipates that it will pay the same fees as in 2001, until the date of the Merger.

On July 10, 2001, the directors approved a deferred compensation plan which allows each director to elect to defer 50% or 100% of his/her retainer and board meeting fees. Main Street makes a matching contribution at a rate of 25% of the participant's fees to be deferred. All deferred fees and matching contributions are invested in Main Street's stock.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

Main Street's principal subsidiary, Piedmont, has had, and expects to have in the future, transactions in the ordinary course of Piedmont's business with directors, principal officers and their associates. All transactions with directors, principal officers and their associates were made in the ordinary course of Piedmont's business, on substantially the same terms, including (in the case of loans) interest rates, collateral, and repayment terms, as those prevailing at the same time for other comparable transactions, and have not involved more than normal risks of collectibility or presented other unfavorable features.

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


REPORTS OF CHANGES IN BENEFICIAL OWNERSHIP

During 2001, the directors and principal officers of Main Street were required by federal law to file reports with the Federal Deposit Insurance Corporation regarding the amount of and changes in their beneficial ownership of Main Street Stock. To Main Street's knowledge, all such required reports have been timely filed.

EXECUTIVE OFFICERS

Main Street's Bylaws provide that the Board shall elect the officers of the company for a term of one year. Other than Thomas C. Dutton, who was appointed in 2000, the executive officers have served in their present capacities since Piedmont's incorporation. The principal officers of Main Street are:


NAME                          AGE         POSITION WITH THE BANK                   BUSINESS EXPERIENCE
----                          ---      ----------------------------    ---------------------------------------------
William A. Long,              55        President, Chief Executive     President and Chief Executive Officer, Main
                                       Officer and Director of Main    Street BankShares, Inc. (since 2002) and
                                           Street and Piedmont         Piedmont Bank, Statesville, NC, since 1997;
                                                                       prior to that, Sales Agent, Robinson & Clark
                                                                       Insurance Agency, Inc., Statesville, NC, since
                                                                       July, 1996; prior to that, Chief Executive
                                                                       Officer, R.B. Johnston & Sons (private
                                                                       investment company), North Wilkesboro, NC.

Mark S. Brady                 44       Executive Vice President of     Executive Vice President, Main Street
                                         Main Street and Piedmont      (since 2002) and Piedmont Bank, Statesville,
                                                                       NC, since 1997; prior to that, Vice President
                                                                       and City Executive, First Union National Bank,
                                                                       Mooresville, NC.

Thomas C. Dutton              58       Executive Vice President of     Executive Vice President, Main Street
                                         Main Street and Piedmont      (since 2002) and Piedmont Bank, Statesville,
                                                                       NC, since June 2000; prior to that, business
                                                                       development officer, Lincoln Bank, Lincolnton,
                                                                       NC.

Edwin E. Laws                 42     Chief Financial Officer of Main   Chief Financial Officer, Main Street (since
                                           Street and Piedmont         2002) and Piedmont Bank, Statesville, NC,
                                                                       since  1997; prior to that, accountant,
                                                                       Barnard, Combs, Potts & Rhyne, P.A.,
                                                                       Statesville, NC.

James L. Pierce, Jr.          62         Senior Vice President of      Senior Vice President, Main Street (since
                                         Main Street and Piedmont      2002) and Piedmont Bank, Statesville, NC,
                                                                       since 1997; prior to that, retired since 1996;


NAME                          AGE         POSITION WITH THE BANK                   BUSINESS EXPERIENCE
----                          ---      ----------------------------    ---------------------------------------------
                                                                       prior to that, Senior Vice President and
                                                                       Regional Executive, NationsBank, N.A.,
                                                                       Statesville, NC.

Kristi A. Eller               37     Assistant Corporate Secretary     Assistant Corporation Secretary of Main
                                     of Main Street and Operations     Street (since 2002) and Operations
                                    Manager and Assistant Corporate    Manager/Assistant Corporate Secretary of
                                         Secretary of Piedmont         Piedmont since 1999; prior to that,
                                                                       accounting assistant, since 1997, Piedmont
                                                                       Bank, Statesville, NC; prior to that,
                                                                       accounting assistant, Bank of Iredell,
                                                                       Statesville, NC.

Patricia H. Wooten            40       Secretary of Main Street        Corporate Secretary of Main Street (since
                                             and Piedmont              2002) and Piedmont since 1999, prior to
                                                                       that, Assistant Corporate Secretary, since
                                                                       1997, Piedmont Bank, Statesville, NC; prior
                                                                       to that, Executive Secretary, First Union
                                                                       National Bank, Statesville, NC


EXECUTIVE COMPENSATION

During 2001, Main Street had no employees of its own and all employees were compensated by Piedmont, the principal subsidiary of Main Street.

     CASH COMPENSATION. The cash and cash equivalent compensation paid by Piedmont during the previous three fiscal years to its Chief Executive Officer is as follows:

                                                                ANNUAL COMPENSATION        LONG TERM COMPENSATION
                                                             -------------------------    --------------------------
                                                                                          RESTRICTED     SECURITIES
                    NAME AND                                             OTHER ANNUAL       STOCK        UNDERLYING
             PRINCIPAL POSITION(S)       YEAR   SALARY (1)    BONUS     COMPENSATION(1)     AWARDS        OPTIONS
            ----------------------       ----   ----------   -------    --------------    ----------     ----------
               William A. Long           2001    $120,000    $50,188       $11,453           -0-             -0-
               President and Chief       2000     104,909     41,305         8,773(2)        -0-             -0-
               Executive Officer         1999      98,469     20,000         7,640(2)        -0-             -0-


(1) Consists of the Bank's contribution on behalf of the officer under the Bank's salary deferral plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The value of non-cash compensation paid to the named executive officers of the Bank during the fiscal years disclosed did not exceed 10% of cash compensation.

(2)      Includes directors' fees.

     OPTION GRANTS IN 2001. No stock options to purchase shares of Main Street Stock were granted to the named executive officer during 2001.

     TOTAL STOCK OPTIONS HELD BY NAMED EXECUTIVE OFFICER. The following table contains information with respect to stock options to purchase shares of Main Street Stock held by the named executive officer in 2001.


                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001
                        AND FISCAL YEAR END OPTION VALUES


                                                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                            SHARES                        UNDERLYING UNEXERCISED               IN-THE-MONEY
                          ACQUIRED ON       VALUE        OPTIONS AT DEC. 31, 2001       OPTIONS AT DEC. 31, 2001(1)
     NAME                   EXERCISE       REALIZED     EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
     ----                 -----------      --------    --------------------------       ---------------------------
William A. Long               -0-            -0-               14,335/8,618                   $21,295/$11,510

(1) Value represents the difference between the fair market value and the exercise price for the unexercised options at December 31, 2001.

EMPLOYMENT AGREEMENT

TERMS OF THE AGREEMENT. Piedmont is a party to an employment contract with William A. Long, President and Chief Executive Officer of Piedmont (the "Agreement"). The Agreement became effective April 1, 2000 for a term of three years. On each anniversary of the effective date of the Agreement, the term of the Agreement is automatically extended for an additional one year period beyond the then effective expiration date unless written notice from Piedmont or the officer is received 90 days prior to the anniversary date advising the other that the Agreement shall not be further extended. No such notice has been given by either such party. Mr. Long has the option to terminate the contract upon sixty days' written notice to Piedmont. Under the Agreement, Mr. Long receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Board. Mr. Long's compensation for 2002 has been established at $140,000. Under the Agreement, Mr. Long also is to have use of a late model automobile pursuant to the policies of Piedmont and is entitled to term insurance providing a death benefit of up to $250,000. Under the Agreement, Mr. Long is entitled to all fringe benefits generally provided by Piedmont for its employees.

CHANGE OF CONTROL PROVISIONS. The Agreement provides for certain payments to Mr. Long upon any change of "control" of Piedmont. "Control" is defined, under the Agreement, to mean any of the following events:

         (i) After the effective date of the Agreement, any "person" (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of Piedmont, or acquires control of, in any manner, the election of a majority of the directors of Piedmont; or

         (ii) Piedmont consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where Piedmont is not the surviving corporation in such transaction; or

         (iii) All or substantially all of the assets of Piedmont are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group

Upon any such change in control, Mr. Long has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change in control, he has not been assigned duties, responsibilities and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under the Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

Upon his termination of employment following a change in control, whether voluntary or involuntary, Piedmont has agreed to pay Mr. Long an amount equal to
2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code. This compensation is payable, at Mr. Long's option, either by lump sum or in 36 equal monthly installments. Piedmont has the right, under the Agreement, to reduce any such payments as necessary under the Internal Revenue Code to avoid the imposition of excise taxes on Mr. Long or the disallowance of a deduction to Piedmont.

As a result of the Merger, the Agreement with Mr. Long and the other employment agreements between Piedmont and the officers of Piedmont will be assumed by Yadkin. Each officer of Piedmont with a change of control provision in that officer's employment agreement will be required as a condition to closing of the Merger to enter into a written agreement with Main Street and Piedmont stating that the Merger and the Bank Merger shall not constitute a "Change in Control" for purposes of such employment agreements.

                                  OTHER MATTERS

The Main Street Board of Directors knows of no other business that will be brought before the Main Street Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

                                     EXPERTS

The consolidated financial statements of Yadkin as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, which are incorporated by reference into this Joint Proxy Statement/Offering Circular, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which is incorporated by reference herein.

The consolidated financial statements of Main Street as of December 31, 2001 and 2000, and for the years then ended, which are included in this Joint Proxy Statement/Offering Circular, have been audited by Dixon Odom PLLC, independent accountants, as indicated in their report which is included herein. Representatives of Dixon Odom PLLC are expected to attend the Main Street Annual Meeting, with the opportunity to make a statement at the meeting if they desire and will be available to respond to appropriate questions.

Main Street's independent certified public accountant for the year ended December 31, 2001, was Dixon Odom PLLC ("Dixon Odom"), which has also been retained as Main Street's independent certified public accountant for the year ending December 31, 2002. The Main Street Board selects the independent certified public accountant upon recommendation by the Audit Committee. Main Street has accrued fees for services related to the audit of the 2001 financial statements by Dixon Odom totaling $36,100. Main Street did not engage Dixon Odom to provide financial information design services. Main Street has also accrued fees for other accounting and financial related services in 2001 totaling $9,500. Main Street's Audit Committee has determined that the non-audit related services rendered by Dixon Odom are compatible with maintaining the principal accountant's independence.


                  PROPOSALS FOR ANNUAL MEETINGS OF SHAREHOLDERS

YADKIN

Yadkin currently expects that its 2003 annual meeting of shareholders will be held during April 2003. Any proposal of a Yadkin shareholder which is intended to be presented for action at that annual meeting must be received by Yadkin in writing at its main office in Elkin, North Carolina, no later than November 15, 2002, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by Yadkin in connection with that meeting.

Written notice of a shareholder proposal intended to be presented at Yadkin's annual meeting but which is not intended to be included in its proxy statement and form of appointment of proxy must be received by Yadkin at its main office in Elkin, North Carolina, no later than January 30, 2003, in order for that proposal to be considered timely received for purposes of the discretionary authority of the proxies at that meeting to vote on other matters presented for action by shareholders at the meeting.

MAIN STREET

If the Merger is completed, then Main Street will not have a 2003 annual meeting of shareholders. However, if the Merger is not completed, Main Street currently expects that its next annual meeting would be held during May 2003. Any proposal of a Main Street shareholder intended to be presented for action at that annual meeting would have to be received by Main Street in writing at its main office in Statesville, North Carolina, no later than November 15, 2002, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by Main Street in connection with that meeting.

If Main Street has a 2003 annual meeting, then written notice of a shareholder proposal intended to be presented at that meeting but which is not intended to be included in Main Street's proxy statement and form of appointment of proxy must be received by Main Street at its main office in Statesville, North Carolina, no later than January 30, 2003, in order for that proposal to be considered timely received for purposes of the discretionary authority of the proxies at that meeting to vote on other matters presented for action by shareholders at the meeting.

                                  LEGAL MATTERS

The validity of the Yadkin Stock to be issued in connection with the Merger is being passed upon for Yadkin by Gaeta & Glesener, P.A., Raleigh, North Carolina. Certain legal matters relating to the Merger will be passed upon for Main Street by Maupin Taylor & Ellis P.A., Raleigh, North Carolina.

                                  OTHER MATTERS

The Main Street Board of Directors knows of no other business that will be brought before the Main Street Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

                             ADDITIONAL INFORMATION

MAIN STREET'S 2001 ANNUAL REPORT ON FORM 10-KSB, WAS FILED WITH THE SEC ON OR BEFORE MARCH 30, 2002. A COPY OF THAT REPORT WILL BE PROVIDED WITHOUT CHARGE UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO EDWIN LAWS, CHIEF FINANCIAL OFFICER, MAIN STREET BANKSHARES, INC., 325 EAST FRONT STREET (P.O. BOX 7109), STATESVILLE, NORTH CAROLINA 28677 (704) 871-1100.

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

           INDEX TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                                                                           PAGE

Pro forma Condensed Combined Balance Sheet --  March 31, 2002 (unaudited)                   95

Pro forma Condensed Combined Income Statement -- March 31, 2002 (unaudited)                 96

Pro forma Condensed Combined Income Statement -- December 31, 2001 (unaudited)              97

Notes to Unaudited Pro Forma Condensed Combined Financial Statements                      98-100

Yadkin Valley Bank and Trust Company and Main Street Bankshares, Inc. Unaudited Proforma Condensed Combined Balance Sheet
March 31, 2002 (unaudited)
--------------------------------------------------------------------------

                                                                YADKIN VALLEY
                                                                BANK AND TRUST   BANKSHARES,      PRO FORMA         PRO FORMA
                                                                   COMPANY           INC.        ADJUSTMENTS        COMBINED
                                                                -------------    ------------   -------------     ------------
ASSETS
CASH AND CASH EQUIVALENTS                                       $  33,501,397    $  6,248,428    $ (7,848,410)A   $ 31,901,415
SECURITIES
    Available for sale                                             79,053,968      55,666,066                      134,720,034
    Held to maturity                                                       --          72,868           2,076 D         74,944
LOANS RECEIVABLE, NET                                             229,117,796     165,131,837       2,074,882 C    396,324,515
ACCRUED INTEREST RECEIVABLE                                         2,861,458       1,160,145                        4,021,603
PREMISES AND EQUIPMENT, NET                                         4,340,452       6,662,525                       11,002,977
FEDERAL HOME LOAN BANK STOCK, AT COST                               1,042,700         630,000                        1,672,700
INVESTMENT IN BANK OWNED LIFE INSURANCE                            10,437,615       3,844,445                       14,282,060
CORE DEPOSIT INTANGIBLES                                                   --              --       5,185,000 H      5,185,000
GOODWILL                                                                   --              --       8,690,447 I      8,690,447
OTHER ASSETS                                                        3,396,128       1,723,741                        5,119,869
                                                                -------------    ------------   -------------     ------------
TOTAL                                                           $ 363,751,514    $241,140,055   $   8,103,995     $612,995,564
                                                                =============    ============   =============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
DEPOSITS                                                        $ 298,180,413    $213,606,896     $ 1,690,271 E   $513,477,580
BORROWED FUNDS                                                     17,293,027       9,582,497         877,795 F     27,753,319
OTHER LIABILITIES                                                   2,839,062       2,790,423         740,000 G      6,369,485
                                                                -------------    ------------   -------------     ------------
TOTAL LIABILITIES                                                 318,312,502     225,979,816       3,308,066      547,600,384
                                                                -------------    ------------   -------------     ------------

STOCKHOLDERS' EQUITY
Common Stock, $1.00 par value; authorized, 10,000,000 shares;       7,103,736      14,843,232       1,663,014 A      8,766,750
pro forma issued, 8,766,750 shares                                                                (14,843,232)
Surplus                                                            21,071,683              --      18,293,154 A     39,364,837
Retained earnings                                                  16,490,853         311,616        (311,616)B     16,490,853
Accumulated other comprehensive income                                772,740           5,391          (5,391)B        772,740
                                                                -------------    ------------   -------------     ------------
                                                                   45,439,012      15,160,239       4,795,929       65,395,180
                                                                -------------    ------------   -------------     ------------

TOTAL                                                           $ 363,751,514    $241,140,055   $   8,103,995     $612,995,564
                                                                =============    ============   =============     ============

Yadkin Valley Bank and Trust Company and Main Street Bankshares, Inc. Unaudited Proforma Condensed Combined Statements of Income
For the three months ended March 31, 2002 (unaudited)
----------------------------------------------------------------------

                                                           BANK AND TRUST     MAIN STREET       PRO FORMA         PRO FORMA
                                                              COMPANY            BANK          ADJUSTMENTS        COMBINED
                                                           --------------    --------------   ------------     --------------
INTEREST INCOME:
Loans                                                      $    4,419,667    $    2,656,323      $ 103,092 J   $    7,179,082
Investment securities, federal funds sold and interest
bearing deposits                                                1,182,488           654,424                         1,836,912
                                                           --------------    --------------   ------------     --------------
Total interest income                                           5,602,155         3,310,747        103,092          9,015,994
                                                           --------------    --------------   ------------     --------------

INTEREST EXPENSE:
Deposits                                                        1,939,690         1,669,479                         3,609,169
Borrowed funds                                                    131,417            68,488                           199,905
                                                           --------------    --------------   ------------     --------------
Total interest expense                                          2,071,107         1,737,967             --          3,809,074
                                                           --------------    --------------   ------------     --------------
NET INTEREST INCOME                                             3,531,048         1,572,780        103,092          5,206,920
PROVISION FOR LOAN LOSSES                                         180,000           132,718                           312,718
                                                           --------------    --------------   ------------     --------------

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES                                                 3,351,048         1,440,062        103,092          4,894,202
                                                           --------------    --------------   ------------     --------------

OTHER INCOME:
Service charges on deposit accounts, other service fees,
service fees on mortgage loans                                    718,909           474,758                         1,193,667
Net loss on sales of mortgage loans                               (43,391)               --                           (43,391)
Net gain on sales of investment securities                             --            42,318                            42,318
Other income                                                      457,071            11,870                           468,941
                                                           --------------    --------------   ------------     --------------
Total other income                                              1,132,589           528,946             --          1,661,535
                                                           --------------    --------------   ------------     --------------

OTHER EXPENSES:
Compensation and benefits                                       1,191,738           915,838                         2,107,576
Occupancy and equipment expenses                                  249,244           202,428                           451,672
Other                                                             629,924           524,796         48,500 K        1,203,220
                                                           --------------    --------------   ------------     --------------
Total other expenses                                            2,070,906         1,643,062         48,500          3,762,468
                                                           --------------    --------------   ------------     --------------

INCOME BEFORE INCOME TAXES                                      2,412,731           325,946         54,592          2,793,269
PROVISION FOR INCOME TAXES                                        785,000           101,000                           886,000
                                                           --------------    --------------   ------------     --------------
NET INCOME                                                 $    1,627,731    $      224,946   $     54,592     $    1,907,269
                                                           ==============    ==============   ============     ==============

BASIC EARNINGS PER SHARE                                   $         0.23    $         0.16                    $         0.22
                                                           ==============    ==============                    ==============

Yadkin Valley Bank and Trust Company and Main Street Bankshares, Inc. Unaudited Proforma Condensed Combined Statements of Income
For the year ended December 31, 2001 (unaudited)


                                                           BANK AND TRUST     MAIN STREET       PRO FORMA         PRO FORMA
                                                              COMPANY            BANK          ADJUSTMENTS        COMBINED
                                                           --------------    --------------   ------------     --------------
INTEREST INCOME:
Loans                                                      $   21,007,214   $   11,194,413      $ 412,368 J   $   32,613,995
Investment securities, federal funds sold and interest
bearing deposits                                                5,853,284        2,386,347                         8,239,631
                                                           --------------   --------------   ------------     --------------
Total interest income                                          26,860,498       13,580,760        412,368         40,853,626
                                                           --------------   --------------   ------------     --------------

INTEREST EXPENSE:
Deposits                                                       11,668,042        7,288,797                        18,956,839
Borrowed funds                                                    564,497          517,242                         1,081,739
                                                           --------------   --------------   ------------     --------------
Total interest expense                                         12,232,539        7,806,039             --         20,038,578
                                                           --------------   --------------   ------------     --------------
NET INTEREST INCOME                                            14,627,959        5,774,721        412,368         20,815,048
PROVISION FOR LOAN LOSSES                                       1,350,000        1,077,335                         2,427,335
                                                           --------------   --------------   ------------     --------------

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES                                                13,277,959        4,697,386        412,368         18,387,713
                                                           --------------   --------------   ------------     --------------

OTHER INCOME:
Service charges on deposit accounts, other service fees,
service fees on mortgage loans                                  2,964,504        1,548,039                         4,512,543
Net gain on sales of mortgage loans                                44,756               --                            44,756
Net gain on sales of investment securities                        207,168          336,373                           543,541
Other income                                                      548,533          163,908                           712,441
                                                           --------------   --------------   ------------     --------------
Total other income                                              3,764,961        2,048,320             --          5,813,281
                                                           --------------   --------------   ------------     --------------

OTHER EXPENSES:
Compensation and benefits                                       4,628,944        3,053,527                         7,682,471
Occupancy and equipment expenses                                1,044,167          875,838                         1,920,005
Other                                                           2,507,505        1,650,769        194,000 K        4,352,274
                                                           --------------   --------------   ------------     --------------
Total other expenses                                            8,180,616        5,580,134        194,000         13,954,750
                                                           --------------   --------------   ------------     --------------

INCOME BEFORE INCOME TAXES                                      8,862,304        1,165,572        218,368         10,246,244
PROVISION FOR INCOME TAXES                                      2,857,000          382,500                         3,239,500
                                                           --------------   --------------   ------------     --------------
NET INCOME                                                 $    6,005,304   $      783,072   $    218,368     $    7,006,744
                                                           ==============   ==============   ============     ==============

BASIC EARNINGS PER SHARE                                   $         0.83   $         0.57                    $         0.79
                                                           ==============   ==============                    ==============

Yadkin Valley Bank and Trust Company and Main Street Bankshares, Inc. Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1 Basis of Presentation and Main Street Acquisition

Basis of presentation

On March 28, 2002, Yadkin Valley Bank and Trust Company ("Yadkin") and Main Street Bankshares, Inc. ("Main Street") entered into a definitive agreement whereby each of the outstanding 1,414,128 shares of Main Street Common Stock is to be exchanged for 1.68 shares of Yadkin Common Stock ($1 par value) or $18.50 per share. In accordance with the Merger Agreement, 30% of the shares of Main Street Common Stock will be purchased for $18.50 per share. Yadkin will acquire all of the outstanding common shares of Main Street for $7.8 million in cash, excluding transaction costs, and issue 1,663,014 shares of Yadkin common stock. The unaudited Pro Forma Condensed Combined Financial Statements give effect to the merger of Yadkin and Main Street in a business combination accounted for as a purchase. As a result Main Street and its subsidiary, Piedmont, will be merged into Yadkin.

The unaudited proforma condensed combined balance sheet reflects the proposed exchange as if it had occurred on March 31, 2002, based on a market value of $12.00 per share for Yadkin Common Stock on that date. This estimate will be refined and updated as of the date of the exchange and may be more or less than the value indicated in the Pro Forma Condensed Combined Financial Statements, depending upon operating results from March 31, 2002 to the exchange date, changes in market conditions and other factors. Described below is the pro forma estimate of the total purchase price of the transaction as well as adjustments to allocate the purchase price based on preliminary estimates of the fair values of the assets and liabilities of Main Street.

Estimated fair value of shares to be issued to Main Street shareholders                              $ 19,956,168
Cash to purchase 30% of the shares of Main Street                                                       7,848,410
Estimated transaction costs                                                                               740,000
                                                                                                     ------------
              Total purchase price                                                                     28,544,578
                                                                                                     ------------

Net assets of Main Street based on historical carrying amounts as of December 31, 2001                 15,160,239
Increase (decrease) in net assets to reflect estimated fair value adjustments under the purchase method of accounting:
Securities held to maturity                                                                                 2,076
Loans receivable, net                                                                                   2,074,882
Deposits                                                                                               (1,690,271)
Borrowed funds                                                                                           (877,795)
                                                                                                     ------------
Fair value of net assets acquired                                                                      14,669,131
                                                                                                     ------------

Total purchase price in excess of fair value of net assets acquired                                    13,875,447
Identifiable intangible assets (core deposit intangible) (1)                                            5,185,000
                                                                                                     ------------
Goodwill                                                                                                8,690,447
                                                                                                     ============

(1) The identifiable intangible assets (core deposit intangible) is estimated, for use in the pro forma financial statements, to approximate 2.7% of core deposits. The final valuation of the core deposit intangible asset could differ significantly.

Except as discussed in Note 2, there are no adjustments to other asset or liability groups as the book values approximate fair market values.

The merger has been accounted for by Yadkin under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS No. 142"), and SFAS 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"). In accordance with SFAS No. 142, intangible assets other than goodwill (such as core deposit intangibles) must be amortized over their estimated useful lives. Goodwill will not be amortized to expense, but instead will be reviewed for impairment at least annually and to the extent goodwill is impaired, its carrying value will be written down to its implied fair value and a charge to earnings will be made.

Note 2   Purchase Accounting and Pro Forma Adjustments

         A        Issuance of 1,663,014 (1,414,128 X 70% X 1.68) shares, with a par value of $1.00 per share of Yadkin's common stock with a fair value of $12.00 as of March 31, 2002, in exchange for 989,890 (1,414,128 X 70%) Main Street shares and cash purchase of the remaining 424,238 (1,414,128 X 30%) Main Street shares for $18.50 per share.

         B        Elimination of Main Street's equity accounts.

         C Represents adjustment to record the acquired loans at fair value based on interest rates at March 31, 2002, resulting in a net premium of $2,074,882.

         D Represents adjustment to record the acquired securities held to maturity at fair value based on market rates at March 31, 2002, resulting in a net premium of $2,076.

         E Represents the fair market value adjustment relating to time deposit liabilities resulting in a net premium of $1,690,271.

         F Represents the adjustment to record Main Street's borrowings at fair value based on interest rates as of March 31, 2002 resulting in a net premium of $877,795.

         G Represents adjustment to record the estimated acquisition costs, as follows:

                   Investment advisors                                                 $ 240,000
                   Legal and accounting                                                  200,000
                   Data contract termination and other merger costs                      140,000
                   Director termination fees                                             243,000
                   Less estimated tax benefits                                           (83,000)
                                                                                       ---------
                          Estimated acquisition costs                                  $ 740,000
                                                                                       =========

         H The transaction premium as computed in Note 1 above is allocated to the core deposit intangible asset and goodwill. The allocation (valuation) of the core deposit intangible asset for use in the pro forma condensed financial statements was estimated to approximate 2.7% of core deposits. The final valuation of the core deposit intangible asset could differ significantly.

         I Represents adjustment to record the estimated goodwill related to the merger.

         J The pro forma adjustment reflects the accretion to income of a $1,567,000 loan discount (relating to the fair value of loans less than carrying value at January 1, 2001) over the average life of the portfolio of 3.8 years

         K Amortization of core deposit intangible. Yadkin estimates that a core deposit intangible of $2,908,000 (assuming an acquisition date of January 1, 2001) would be amortized on a straight line basis over 15 years. The core deposit intangible of $2,908,000 represents 2.7% of Main Street's core deposits as of January 1, 2001. The difference in the core deposit intangible of $5,097,000 at December 31, 2001 as reflected in the pro forma condensed combined balance sheet and the core deposit of $2,908,000 at January 1, 2001, is reflective of the growth in Main Street's desposit base between those two dates.

         L The Main Street allowance for loan losses acquired will be allocated by Yadkin to its loan portfolio acquired from Main Street in the same manner as historically allocated such allowance to its loan portfolio. The pro forma condensed combined income statements contain no adjustment to the provision for loan losses for the year ended December 31, 2001. However, the determination of the level of any bank's allowance for loan losses is a subjective process that involves both quantitative and qualitative factors. Yadkin's preliminary analysis performed during due diligence has revealed that there are certain differences in the methodologies employed by Yadkin and Main Street in determining the levels of their respective allowances for loan losses. Yadkin has selected its methodology for the combined company. In connection with preparations for combining Main Street and Yadkin, Yadkin will complete its analysis of their allowances for loan losses and further analyze the attributes of the combined loan portfolio. Based on its preliminary analysis, Yazdkin expects that Main Street will record an additional provision for I operations prior to the Mergers and will be based on a comprehensive analysis of the loan portfolio taking into account credit conditions existing at that time.


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


                                                                      APPENDIX A







                               AGREEMENT AND PLAN

                          OF REORGANIZATION AND MERGER

                                 BY AND BETWEEN

                      YADKIN VALLEY BANK AND TRUST COMPANY

                                       AND

                          MAIN STREET BANKSHARES, INC.

                                       AND

                                  PIEDMONT BANK











                                 MARCH 28, 2002



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

                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER
                                 BY AND BETWEEN
                      YADKIN VALLEY BANK AND TRUST COMPANY,
                          MAIN STREET BANKSHARES, INC.
                                AND PIEDMONT BANK

      THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (the "Agreement") is entered into as of the 28th day of March 2002, by and between YADKIN VALLEY BANK AND TRUST COMPANY ("Yadkin"), MAIN STREET BANKSHARES, INC. ("Main Street") and PIEDMONT BANK ("Piedmont").

      WHEREAS, Yadkin is a North Carolina banking corporation with its principal office and place of business located in Elkin, North Carolina; and,

      WHEREAS, Main Street is a North Carolina business corporation with its principal office and place of business located in Statesville, North Carolina, and by virtue of its being the owner of all the issued and outstanding shares of common stock of Piedmont is a bank holding company registered as such with the Board of Governors of the Federal Reserve System; and,

      WHEREAS, Piedmont is a North Carolina banking corporation with its principal office and place of business located in Statesville, North Carolina; and,

      WHEREAS, Yadkin, Piedmont and Main Street have agreed that it is in their mutual best interests and in the best interests of their respective shareholders for Main Street and Piedmont to be merged with and into Yadkin in the manner and upon the terms and conditions contained in this Agreement; and,

      WHEREAS, to effectuate the foregoing, Yadkin, Piedmont and Main Street desire to adopt this Agreement as a plan of reorganization in accordance with the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended; and,

      WHEREAS, Yadkin's Board of Directors has approved this Agreement and will recommend to Yadkin's shareholders that they approve this Agreement and the transactions described herein; and,

      WHEREAS, Piedmont's and Main Street's respective Boards of Directors have each approved this Agreement and Main Street's Board of Directors, by virtue of the fact that it is the sole shareholder of Piedmont, desires to approve this Agreement as sole shareholder by authorizing the execution hereof, and Main Street's Board of Directors will recommend to Main Street's shareholders that they approve this Agreement and the transactions described herein.

      NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived from this Agreement, and the representations, warranties, conditions, covenants and promises herein contained, and subject to the terms and conditions hereof, Yadkin, Piedmont and Main Street hereby adopt and make this Agreement and mutually agree as follows:


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

                                    ARTICLE I
                                   THE MERGER

      1.01. NAMES OF MERGING CORPORATIONS. The names of the corporations proposed to be merged are Yadkin Valley Bank and Trust Company ("Yadkin") and Main Street BankShares, Inc. ("Main Street").

      1.02. NATURE OF TRANSACTION; PLAN OF MERGER. Subject to the provisions of this Agreement, at the "Effective Time" (as defined in Paragraph 1.09 below), Main Street will be merged into and with Yadkin (the "Merger") as provided in the plan of merger attached as Exhibit A to this Agreement (the "Plan of Merger").

      1.03. EFFECT OF MERGER; SURVIVING CORPORATION. At the Effective Time, and by reason of the Merger, the separate corporate existence of Main Street shall cease while the corporate existence of Yadkin as the surviving corporation in the Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. Following the Merger, Yadkin shall continue to operate as a North Carolina banking corporation and will conduct its business at the then legally established branch and main offices of Yadkin, and shall conduct business under the name "Yadkin Valley Bank and Trust Company."

      1.04. ASSETS AND LIABILITIES OF MAIN STREET. At the Effective Time, and by reason of the Merger, and in accordance with applicable law, all of the property, assets and rights of every kind and character of Main Street (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to Main Street, whether tangible or intangible) shall be transferred to and vest in Yadkin, and Yadkin shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of Main Street (including all trust and other fiduciary properties, powers and rights), all without any conveyance, assignment or further act or deed; and, Yadkin shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of Main Street (including duties as trustee or fiduciary) as of the Effective Time. By virtue of the Merger, Main Street's interest in and ownership of the outstanding shares of $5.00 par value common stock of its wholly-owned subsidiary, Piedmont Bank ("Piedmont"), shall be transferred to and vest in Yadkin, and Piedmont shall become a wholly-owned subsidiary of Yadkin, whereupon, Piedmont will immediately be merged into and with Yadkin as provided in Paragraph 1.06 hereof.

      1.05. CONVERSION AND EXCHANGE OF STOCK.

            (a) CONVERSION OF MAIN STREET COMMON STOCK. Except as otherwise provided in this Agreement, at the Effective Time all rights of Main Street's shareholders with respect to all outstanding shares of "Main Street Common Stock" (as such term is defined in Paragraph 2.02(a) hereof) shall cease to exist and, as consideration for and to effect the Merger, each such outstanding share shall be converted, without any action by Yadkin, Main Street or any Main Street shareholder, into the right to receive either (i) cash in the amount of $18.50; or (ii) 1.68 shares of "Yadkin Common Stock" (as such term is defined in Paragraph 3.02 hereof)

            As further described in Paragraph 1.05(b), and subject to the limitations described herein, each Main Street shareholder will have the right to elect the form of consideration into which his or her Main Street Common Stock is converted and may elect to receive a combination of the above forms of consideration by having a portion of his or her shares converted into one form of consideration and the remaining shares converted into a different form of consideration.

            (b) ELECTION OF FORM OF CONSIDERATION. Subject to the limitations described in this Agreement, each Main Street shareholder shall have the right to elect the form of consideration into which his or her shares of Main Street Common Stock will be converted. Each shareholder's election must be made in writing in a form prescribed by Yadkin (an "Election of Consideration"), which must be signed by the shareholder and delivered to Yadkin within 15 days following the approval of this Agreement by Main Street's shareholders. Shareholders of Main Street who do not return an Election of Consideration, or whose Elections of Consideration are received by Yadkin after the time prescribed, will be deemed to have elected to receive cash. The Election of Consideration shall be forwarded to all shareholders of Main Street with the notice of meeting utilized to call the Main Street Shareholders' Meeting (as such term is defined in Paragraph 4.01(a) hereof).

            (c) REQUIRED RATIO OF CONSIDERATION; ALLOCATIONS OF CONSIDERATION. Notwithstanding the right of Main Street's shareholders to elect the form of consideration into which their shares of Main Street Common Stock are converted, the consideration issued or delivered for all Main Street's outstanding shares in connection with the Merger (including consideration delivered to Main Street's shareholders who exercise their "Dissenters' Rights") must consist of shares of Yadkin Common Stock and cash, such that 70% of the outstanding shares of Main Street Common Stock are converted into shares of Yadkin Common Stock at the exchange rate of 1.68 and such that 30% of the outstanding shares of Main Street Common Stock are converted into cash at the rate of $18.50 per share. In the event that the elections of consideration by Main Street's shareholders call for an aggregate number of shares of Yadkin Common Stock, or an aggregate amount of cash (including cash issued to shareholders who exercise "Dissenters Rights" as defined hereinafter), which is more or less than the percentage specified by this Paragraph 1.05(c), then the number of shares or amount of cash shall be reduced and an additional amount of cash, or additional shares of Yadkin Common Stock, as the case may be, necessary to satisfy the above requirement shall be allocated pro rata among part or all of Main Street's shareholders. Any such allocations shall be made in such manner as Yadkin, in its sole discretion, shall consider to be reasonable and appropriate, and pro rations may be made among shareholders based on the relative amounts of their Main Street Common Stock as to which they have made elections that are directly related to the particular allocation being made. Yadkin's decision regarding any such allocation shall be final and binding on Main Street's shareholders and all parties to this Agreement.

            (d) EXCHANGE AND PAYMENT PROCEDURES; SURRENDER OF CERTIFICATES. As promptly as practicable, but not more than five (5) business days following the Effective Time, Yadkin shall send or cause to be sent to each former Main Street shareholder of record immediately prior to the Effective Time written instructions and transmittal materials (a "Transmittal Letter") for use in surrendering certificates evidencing Main Street Common Stock

(each a "Main Street Certificate") to Yadkin or to an exchange agent appointed by Yadkin. Upon the proper surrender and delivery to Yadkin or its agent (in accordance with its instructions, and accompanied by a properly completed Transmittal Letter) by a former shareholder of Main Street of his or her Main Street Certificate(s), and in exchange therefor, Yadkin shall as soon as practicable issue and deliver to the shareholder (i) a certificate evidencing the Yadkin Common Stock into which the shareholder's Main Street Common Stock has been converted, and, if elected by the shareholder or if any pro ration requires, (ii) an amount of cash to which such shareholder is entitled in exchange for his Main Street Common Stock.

            (e) At the Effective Time, and without any action by Yadkin, Main Street, Piedmont or any Main Street shareholder, Main Street's stock transfer books shall be closed and there shall be no further transfers of Main Street Common Stock on its stock transfer books or the registration of any transfer of a Main Street Certificate by any holder thereof, and the holders of Main Street Certificates shall cease to be, and shall have no further rights as, stockholders of Main Street other than as provided in this Agreement. Following the Effective Time, Main Street Certificates shall evidence only the right of the registered holder thereof to receive the consideration into which his or her Main Street Common Stock was converted at the Effective Time or, in the case of Main Street Common Stock held by shareholders who properly shall have exercised "Dissenters Rights" (as defined in Paragraph 1.05(h)), cash as provided in
Article 13 of the North Carolina Business Corporation Act.

            (f) Subject to Paragraph 1.05(i), no certificate evidencing Yadkin Common Stock shall be issued or delivered to any former Main Street shareholder unless and until such shareholder shall have properly surrendered to Yadkin or its agent the Main Street Certificate(s) formerly representing his or her shares of Main Street Common Stock, together with a properly completed Transmittal Letter. Further, until a former Main Street shareholder's Main Street Certificates are so surrendered and certificates for the Yadkin Common Stock into which his or her Main Street Common Stock was converted at the Effective Time actually are issued to him or her, no dividend or other distribution payable by Yadkin with respect to that Yadkin Common Stock as of any date subsequent to the Effective Time shall be paid or delivered to the former Main Street shareholder. However, upon the proper surrender of the shareholder's Main Street Certificate, Yadkin shall pay to the shareholder the amount of any such dividends or other distributions which have accrued but remain unpaid with respect to that Yadkin Common Stock.

            (g) ANTIDILUTIVE ADJUSTMENTS. If, prior to the Effective Time, Main Street or Yadkin shall declare any dividend payable in shares of Main Street Common Stock or Yadkin Common Stock or shall subdivide, split, reclassify or combine the presently outstanding shares of Main Street Common Stock or Yadkin Common Stock, then an appropriate and proportionate adjustment shall be made in the number of shares of Yadkin Common Stock to be issued in exchange for each of the shares of Main Street Common Stock.

            (h) DISSENTERS. Any shareholder of Main Street who properly exercises the right of dissent and appraisal with respect to the Merger as provided in Section 55-13-02 of the North Carolina General Statutes ("Dissenter's Rights") shall be entitled to receive payment of the fair value of his or her shares of Main Street Common Stock in the manner and pursuant to the procedures provided therein. Shares of Main Street Common Stock held by persons who exercise Dissenter's Rights shall not be converted as described in Paragraph 1.05(a). However, if any shareholder of Main Street who exercises Dissenter's Rights shall fail to perfect those rights, or effectively shall waive or lose such rights, then each of his or her shares of Main Street Common Stock, at Yadkin's sole option, shall be deemed to have been converted into the right to receive Yadkin Common Stock as of the Effective Time as provided in Paragraph 1.05(a) hereof.

            (i) LOST CERTIFICATES. Shareholders of Main Street whose Main Street Certificates have been lost, destroyed, stolen or otherwise are missing shall be entitled to receive the certificates evidencing Yadkin Common Stock to which they are entitled in accordance with and upon compliance with reasonable conditions imposed by Yadkin, including without limitation, a requirement that those shareholders provide lost instruments indemnities or surety bonds in form, substance and amounts satisfactory to Yadkin.

      1.06. BANK MERGER. As soon as practicable following the Effective Time, Piedmont will be merged into and with Yadkin (the "Bank Merger") as provided in the plan of merger attached as Exhibit B to this Agreement (the "Plan of Bank Merger").

      1.07. EFFECT OF BANK MERGER; SURVIVING CORPORATION. At the Effective Time, and by reason of the Bank Merger, the separate corporate existence of Piedmont shall cease while the corporate existence of Yadkin as the surviving corporation in the Bank Merger shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Bank Merger. Following the Bank Merger, Yadkin shall continue to operate as a North Carolina banking corporation and will conduct its business at the then legally established branch and main offices of Yadkin and Piedmont, and shall conduct business under the name "Yadkin Valley Bank and Trust Company" except in: (i) Huntersville, Mecklenburg County, North Carolina; (ii) Cornelius, Mecklenburg County, North Carolina; (iii) Iredell County, North Carolina; and
(iv) Piedmont's relevant market area, where Yadkin shall conduct business under the name "Piedmont Bank." The duration of the corporate existence of Yadkin, as the surviving corporation, shall be perpetual and unlimited.

      1.08 ARTICLES OF INCORPORATION, BYLAWS AND MANAGEMENT. The Articles of Incorporation and Bylaws of Yadkin in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Yadkin as the surviving corporation in each of the Merger and the Bank Merger. The directors of Main Street and Piedmont listed on Exhibit C, attached hereto and hereby incorporated by reference, who remain in office at the Effective Time shall be appointed to the Board of Directors of Yadkin, to hold such office until removed as provided by law or until the election or appointment of their respective successors. The President and Chief Executive Officer of Main Street as of the date of this Agreement, provided he remains in office at the Effective Time, shall be named President and Chief Executive Officer of Yadkin to hold such office until removed as provided by law or until the election or appointment of his successor. Except for the President and Chief Executive Officer of Yadkin who shall resign such positions at the Effective Time, the directors and officers of Yadkin in office at the Effective Time shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors.

      1.09. CLOSING; EFFECTIVE TIME. The closing of the Merger, the Bank Merger, and other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Yadkin, in Elkin, North Carolina, or at such other place as Yadkin shall designate, on a date mutually agreeable to Yadkin and Main Street (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Merger and the Bank Merger by governmental or regulatory authorities (but in no event more than sixty (60) days following the expiration of all such required waiting periods). At the Closing, Yadkin, Main Street and Piedmont shall take such actions (including without limitation the delivery of certain closing documents and the execution of Articles of Merger under North Carolina law) as are required by this Agreement and as otherwise shall be required by law to consummate the Merger and the Bank Merger and cause each to become effective.

      Subject to the terms and conditions set forth in this Agreement, the Merger shall become effective on the date and at the time (the "Effective Time") specified in the Articles of Merger, executed by Yadkin, and filed by it with the North Carolina Secretary of State in accordance with applicable law; provided, however, that the Effective Time shall in no event be more than ten
(10) days following the Closing Date. The Bank Merger shall become effective on the date and at the time specified in the Articles of Bank Merger containing the appropriate certificate of approval of the North Carolina Commissioner of Banks, executed by Yadkin and filed by it with the North Carolina Secretary of State in accordance with applicable law, provided, however, that Yadkin shall use its best efforts to cause the Bank Merger to become effective as soon as practicable following the Effective Time.

                                   ARTICLE II
                        REPRESENTATIONS AND WARRANTIES OF
                            MAIN STREET AND PIEDMONT

      Except as otherwise specifically described in this Agreement or as "Previously Disclosed" (as such term is defined in Paragraph 10.13 hereof) by Main Street and Piedmont to Yadkin, Main Street and Piedmont hereby make the following representations and warranties to Yadkin:

      2.01. ORGANIZATION; STANDING; POWER. Main Street and Piedmont each (i) is duly organized and incorporated, validly existing and in good standing as a corporation under the laws of the State of North Carolina; (ii) has all requisite power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as it now is being conducted; (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned, leased or operated by it therein, or in which the transaction of its business, makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on Main Street and Piedmont considered as one enterprise; and (iv) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal, state or local law or any rule or regulation promulgated thereunder, except where such violation would not have a material adverse effect on Main Street and Piedmont considered as one enterprise.

      2.02. CAPITAL STOCK.

            (a) At the Effective Time, Main Street's authorized capital stock will consist of 1,000,000 shares of preferred stock, no par value and 5,000,000 shares of common stock, no par value, one vote per share (the "Main Street Common Stock") of which no more than 1,414,128 shares, plus such number of additional shares, if any, as shall have been issued by Main Street after the date of this Agreement as provided in Paragraph 4.02(b) hereof, will be issued and outstanding and constitute Main Street's only outstanding securities.

            Each outstanding share of the Main Street Common Stock (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable; and (ii) has not been issued in violation of the preemptive rights of any shareholder. The Main Street Common Stock has been registered with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act") and Main Street is subject to the registration and reporting requirements of the 1934 Act.

            (b) Piedmont's authorized capital stock consists of 5,000,000 shares of common stock, $5.00 par value, one vote per share (the "Piedmont Common Stock") and 1,000,000 shares of preferred stock, no par value (the "Piedmont Preferred Stock"). At the Effective Time, there will be 1,365,890 shares of the Piedmont Common Stock issued and outstanding and no shares of Piedmont's preferred stock outstanding.

            Each outstanding share of Piedmont Common Stock (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable (except to the extent provided in Section 53-42 of the North Carolina General Statutes; and (ii) has not been issued in violation of the preemptive rights of any shareholder.

      2.03. PRINCIPAL SHAREHOLDERS. Main Street owns 100% of the outstanding Piedmont Common Stock. There are no outstanding shares of Piedmont Preferred Stock. Except as Previously Disclosed, no person or entity is known to management of Main Street to beneficially own, directly or indirectly, more than 5% of the outstanding shares of Main Street Common Stock.

      2.04. SUBSIDIARIES. Piedmont has no subsidiaries, direct or indirect, and, except for equity securities included in its investment portfolio at December 31, 2001, does not own any stock or other equity interest in any other corporation, service corporation, joint venture, partnership or other entity. Piedmont is the only subsidiary of Main Street.

      2.05. CONVERTIBLE SECURITIES, OPTIONS, ETC. Except as Previously Disclosed, Main Street does not have any outstanding (i) securities or other obligations (including debentures or other debt instruments) which are convertible into shares of Main Street Common Stock or any other securities of Main Street; (ii) options, warrants, rights, calls or other commitments of any nature which entitle any person to receive or acquire any shares of Main Street Common Stock or any other securities of Main Street; or (iii) plans, agreements or other arrangements pursuant to which shares of Main Street Common Stock or any other securities of Main Street, or options, warrants, rights, calls or other commitments of any nature pertaining to any securities of Main Street, have been or may be issued.

      2.06. AUTHORIZATION AND VALIDITY OF AGREEMENT. This Agreement has been duly and validly approved by the respective Boards of Directors of Main Street and Piedmont. Subject only to approval of the shareholders of Main Street in the manner required by law and receipt of all required approvals of governmental or regulatory authorities having jurisdiction over Yadkin, Main Street or Piedmont (collectively, the "Regulatory Authorities") of the transactions described herein, (i) Main Street and Piedmont each has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described in this Agreement; (ii) all corporate proceedings and approvals required to authorize Main Street and Piedmont to enter into this Agreement and to perform their obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained; and (iii) this Agreement constitutes the valid and binding agreement of Main Street and Piedmont enforceable in accordance with its terms (except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect which affect creditors' rights generally, (B) legal and equitable limitations on the availability of injunctive relief, specific performance and other equitable remedies, and (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

      2.07. VALIDITY OF TRANSACTIONS; ABSENCE OF REQUIRED CONSENTS OR WAIVERS. Subject to the receipt of required approvals of Regulatory Authorities, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by Main Street or Piedmont with any of the obligations or agreements contained herein, nor any action or inaction by Main Street or Piedmont required herein, will: (i) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, the Articles of Incorporation or Bylaws of either Main Street or Piedmont, or any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which Main Street or Piedmont is bound or by which they or their business, capital stock or any of their properties or assets may be affected;
(ii) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of the properties or assets of Main Street or Piedmont; (iii) violate any applicable federal or state statute, law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, which violation will or may have a material adverse effect on Main Street or Piedmont, their financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations, or on Main Street's or Piedmont's ability to consummate the transactions described herein or to carry on the business of Main Street or Piedmont as presently conducted; (iv) result in the


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

acceleration of any material obligation or indebtedness of Main Street or Piedmont; or (v) interfere with or otherwise adversely affect Main Street's or Piedmont's respective abilities to carry on their respective businesses as presently conducted.

            No consents, approvals or waivers are required to be obtained from any person or entity in connection with Main Street's or Piedmont's execution and delivery of this Agreement, or the performance of their obligations or agreements or the consummation of the transactions described herein, except for required approvals of Regulatory Authorities and Main Street's shareholders.

      2.08. BOOKS AND RECORDS OF MAIN STREET AND PIEDMONT. Main Street's and Piedmont's books of account and business records have been maintained in all material respects in compliance with all applicable legal and accounting requirements, and such books and records are complete and reflect accurately in all material respects Main Street's and Piedmont's items of income and expense and all of their assets, liabilities and stockholders' equity. The minute books of Main Street and Piedmont are complete and accurately reflect in all material respects all corporate actions which their shareholders and boards of directors, and all committees thereof, have taken during the time periods covered by such minute books, and, all such minute books have been or will be made available to Yadkin and its representatives.

      2.09. REPORTS OF MAIN STREET AND PIEDMONT. To the "Best Knowledge" (as such term is defined in Paragraph 10.14 hereof) of management of Main Street and Piedmont, Main Street and Piedmont have filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (i) the North Carolina Commissioner of Banks (the "Commissioner"), (ii) the Federal Deposit Insurance Corporation (the "FDIC"), (iii) the Securities and Exchange Commission (the "SEC"), and (iv) any other Regulatory Authorities. All such reports, registrations and statements filed by Main Street and Piedmont with the Commissioner, the FDIC, the SEC or any other Regulatory Authorities are collectively referred to in this Agreement as the "Main Street Reports." To the Best Knowledge of management of Main Street and Piedmont, the Main Street Reports complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the Regulatory Authorities with which they were filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Main Street and Piedmont have not been notified that any such Main Street Reports were deficient in any material respect as to form or content.

      2.10. MAIN STREET FINANCIAL STATEMENTS. Main Street and Piedmont have Previously Disclosed to Yadkin a copy of Piedmont's audited statements of financial condition as of December 31, 2000 and 2001, and its audited statements of income, stockholders' equity and cash flows for the years ended December 31, 2000 and 2001, together with notes thereto (collectively, the "Piedmont Audited Financial Statements"). Following the date of this Agreement, Main Street promptly will deliver to Yadkin all other annual or interim financial statements prepared by or for Main Street or Piedmont. The Piedmont Audited Financial Statements (i) were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated; (ii) are in accordance


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with Piedmont's books and records; and (iii) present fairly Piedmont's financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates indicated and for the periods specified therein. The Piedmont Audited Financial Statements have been audited by Dixon Odom PLLC, which currently serves as both Main Street's and Piedmont's independent certified public accountants.

      2.11. TAX RETURNS AND OTHER TAX MATTERS. (i) Main Street and Piedmont have timely filed or caused to be filed all federal, state and local income tax returns and reports which are required by law to have been filed, and, to the Best Knowledge of management of Main Street and Piedmont, all such returns and reports were true, correct and complete and contained all material information required to be contained therein; (ii) all federal, state and local income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other taxes (including interest and penalties), charges and assessments which have become due from or been assessed or levied against Main Street and Piedmont or its respective properties have been fully paid or, if not yet due, a reserve or accrual, which is adequate in all material respects for the payment of all such taxes to be paid and the obligation for such unpaid taxes, is reflected on the Piedmont Interim Financial Statements; (iii) the income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other tax returns and reports of Main Street and Piedmont have not been subjected to audit by the Internal Revenue Service (the "IRS") or the North Carolina Department Revenue in the last seven (7) years and Main Street and Piedmont have not received any indication of the pendency of any audit or examination in connection with any such tax return or report and, to the Best Knowledge of management of Main Street and Piedmont, no such return or report is subject to adjustment; and (iv) Main Street and Piedmont have not executed any waiver or extended the statute of limitations (or been asked to execute a waiver or extend a statute of limitations) with respect to any tax year, the audit of any such tax return or report, or the assessment or collection of any tax.

      2.12. ABSENCE OF MATERIAL ADVERSE CHANGES OR CERTAIN OTHER EVENTS.

            (a) Since December 31, 2001, Main Street and Piedmont each has conducted its business only in the ordinary course, and there has been no material adverse change, and there has occurred no event or development, and there currently exists no condition or circumstance, which, with the lapse of time or otherwise, may or could cause, create or result in a material adverse change in or affecting the financial condition of Main Street or Piedmont or the respective results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of Main Street or Piedmont, as applicable.

            (b) Since December 31, 2001, and other than in the ordinary course of its business, Main Street and Piedmont have not incurred any material liability, engaged in any material transaction, entered into any material agreement, increased the salaries, compensation or general benefits payable or provided to its employees, suffered any material loss, destruction or damage to any of its properties or assets, or made a material acquisition or disposition of any assets or entered into any material contract or lease.

      2.13. ABSENCE OF UNDISCLOSED LIABILITIES. Main Street and Piedmont do not have any material liabilities or obligations, whether known or unknown, matured or unmatured, accrued,


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absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (i) those reflected in the Piedmont Audited Financial Statements, (ii) increases in deposit accounts in the ordinary course of business since December 31, 2001, or (iii) loan commitments in the ordinary course of business since December 31, 2001.

      2.14. COMPLIANCE WITH EXISTING OBLIGATIONS. Main Street and Piedmont each has performed in all material respects all obligations required to be performed under, and are not in default in any material respect under, or in violation in any material respect of, the terms and conditions of their respective Articles of Incorporation, Bylaws, material contracts, agreements, leases, mortgages, notes, bonds, indentures, licenses, obligations, understandings or other undertakings (whether oral or written) to which they are bound or by which their business, operations, capital stock or any property or assets may be affected.

      2.15. LITIGATION AND COMPLIANCE WITH LAW.

            (a) Except as Previously Disclosed, there are no actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the Best Knowledge of management of Main Street and Piedmont, any facts or circumstances which reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exist or are ongoing, pending or, to the Best Knowledge of management of Main Street and Piedmont, are threatened, contemplated or probable of assertion, against, relating to or otherwise affecting Main Street or Piedmont or any of their properties, assets or employees.

            (b) Main Street and Piedmont have all licenses, permits, orders, authorizations or approvals ("Permits") of all federal, state, local or foreign governmental or regulatory agencies that are material to or necessary for the conduct of their business or to own, lease and operate their properties; all such Permits are in full force and effect; no violations have occurred with respect to any such Permits; and no proceeding is pending or, to the Best Knowledge of management of Main Street and Piedmont, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

            (c) Neither Main Street nor Piedmont is subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding, cease and desist order, or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority, including without limitation the Commissioner, the FDIC or the Federal Reserve System (the "FRB"), relating to financial condition, directors or officers, employees, operations, capital, regulatory compliance or any other matter; there are no judgments, orders, stipulations, injunctions, decrees or awards against Main Street or Piedmont which limit, restrict, regulate, enjoin or prohibit in any material respect any present or past business or practice of Main Street or Piedmont; and, Main Street and Piedmont have not been advised and have no reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, writ, injunction, directive, memorandum, judgment, stipulation, decree or award.


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

            (d) To the Best Knowledge of management of Main Street and Piedmont, Main Street and Piedmont are not in violation or default in any material respect under, and have complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any court or federal, state, municipal or other Regulatory Authority having jurisdiction or authority over it or its business operations, properties or assets (including without limitation all provisions of North Carolina law relating to usury, the Consumer Credit Protection Act, and all other federal and state laws and regulations applicable to extensions of credit by Main Street or Piedmont). To the Best Knowledge of management of Main Street and Piedmont, there is no basis for any claim by any person or authority for compensation, reimbursement, damages or other penalties or relief for any violations described in this subparagraph (d).

      2.16. REAL PROPERTIES.

            (a) Main Street and Piedmont have Previously Disclosed to Yadkin a listing of all real property owned by Main Street or Piedmont (including Piedmont's banking facilities and all other real estate or foreclosed properties, including improvements thereon, owned by Main Street and/or Piedmont) (collectively, the "Main Street Real Property"). With respect to each parcel of the Main Street Real Property, Main Street and Piedmont have good and marketable fee simple title to the Main Street Real Property and own the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than (i) the lien of current taxes not yet due and payable, and (ii) such imperfections of title and restrictions, covenants and easements (including utility easements) which do not materially affect the value of the Main Street Real Property or which do not and will not materially detract from, interfere with or restrict the present or future use of the Main Street Real Property.

            (b) The Main Street Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental or regulatory authority, including those relating to zoning, building and use permits, and the parcels of the Main Street Real Property upon which Main Street's offices or Piedmont's banking or other offices are situated, or which are used by Main Street or Piedmont in conjunction with their banking or other offices or for other purposes, may, under applicable zoning ordinances, be used for the purposes for which they currently are used as a matter of right rather than as a conditional or nonconforming use.

            (c) All improvements and fixtures included in or on the Main Street Real Property are in good condition and repair, ordinary wear and tear excepted, and there does not exist any condition which in any material respect interferes with Main Street's or Piedmont's respective use (or will interfere with Yadkin's use after the Merger and the Bank Merger) or affects the economic value thereof.

            (d) Neither Main Street nor Piedmont is party (whether as lessee or lessor) to any lease or rental agreement with respect to any real property.


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      2.17. LOANS, ACCOUNTS, NOTES AND OTHER RECEIVABLES.

            (a) All loans, accounts, notes and other receivables reflected as assets on Main Street's and Piedmont's books and records (i) have resulted from bona fide business transactions in the ordinary course of operations; (ii) in all material respects were made in accordance with Main Street's or Piedmont's standard practices and procedures; and (iii) are owned by Main Street or Piedmont free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership or collection rights of any other person or entity.

            (b) All records of Main Street or Piedmont regarding all outstanding loans, accounts, notes and other receivables, and all other real estate owned, are accurate in all material respects, and, each loan which Piedmont's loan documentation indicates is secured by any real or personal property or property rights ("Loan Collateral") is secured by valid, perfected and enforceable liens on all such Loan Collateral having the priority described in Piedmont's records of such loan.

            (c) To the Best Knowledge of management of Main Street and Piedmont, each loan reflected as an asset on Main Street's or Piedmont's books, and each guarantee therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim has been asserted with respect to any such loan or guarantee.

            (d) Main Street and Piedmont have Previously Disclosed to Yadkin (i) a written listing of each loan, extension of credit or other asset of Main Street or Piedmont which, as of December 31, 2001, was classified by the Commissioner or the FDIC or by Main Street or Piedmont as "Loss," "Doubtful," "Substandard" or "Special Mention" (or otherwise by words of similar import), or which Main Street or Piedmont otherwise has designated as a special asset or for special handling or placed on any "watch list" because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or Loan Collateral therefore; and (ii) a written listing of each loan or extension of credit of Main Street or Piedmont which, as of December 31, 2001, was past due more than 30 days as to the payment of principal or interest, or as to which any obligor thereon (including the borrower or any guarantor) otherwise was in default, was the subject of a proceeding in bankruptcy or has indicated any inability or intention not to repay such loan or extension of credit.

            (e) To the Best Knowledge of management of Main Street and Piedmont, each of the loans and other extensions of credit of Main Street or Piedmont (with the exception of those loans and extensions of credit specified in the written listings described in Paragraph 2.17(d) above) is collectible in the ordinary course of business in an amount which is not less than the amount at which it is carried on their books and records.

            (f) Except as Previously Disclosed, Piedmont's reserve for possible loan losses (the "Loan Loss Reserve") has been established in conformity with GAAP, sound banking practices and all applicable requirements, rules and policies of the Commissioner and the FDIC and, in the best judgment of management of Piedmont, is reasonable in view of the size and character of Piedmont's loan portfolio, current economic conditions and other relevant factors,


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and is adequate to provide for losses relating to or the risk of loss inherent in Piedmont's loan portfolios and other real estate owned.

      2.18. SECURITIES PORTFOLIO AND INVESTMENTS. Main Street and Piedmont have Previously Disclosed to Yadkin a listing of all securities owned, of record or beneficially, by Main Street and Piedmont as of December 31, 2001. All securities owned, of record or beneficially, by Main Street and Piedmont are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory (other than customary pledges in the ordinary course of their business to secure public funds deposits), which would materially impair the ability of Main Street or Piedmont to dispose freely of any such security or otherwise to realize the benefits of ownership thereof at any time. There are no voting trusts or other agreements or undertakings to which Main Street or Piedmont is a party with respect to the voting of any such securities. With respect to all "repurchase agreements" under which Main Street or Piedmont has "purchased" securities under agreement to resell, Main Street or Piedmont has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt owed to Main Street or Piedmont, as the case may be, which is secured by such collateral.

            Since December 31, 2001, there has been no material deterioration or adverse change in the quality, or any material decrease in the value, of the securities portfolio of Main Street or that of Piedmont as a whole.

      2.19. PERSONAL PROPERTY AND OTHER ASSETS. All banking equipment, data processing equipment, vehicles, and other personal property used by Main Street or Piedmont and material to the operation of the business of either are owned by Main Street or Piedmont free and clear of all liens, encumbrances, leases, title defects or exceptions to title. To the Best Knowledge of management of Main Street and Piedmont, all personal property of Main Street and Piedmont material to their business is in good operating condition and repair, ordinary wear and tear excepted.

      2.20. PATENTS AND TRADEMARKS. To the Best Knowledge of management of Main Street and Piedmont, Main Street and Piedmont each owns, possesses or has the right to use any and all patents, licenses, trademarks, trade names, copyrights, trade secrets and proprietary and other confidential information necessary to conduct its business as now conducted. Main Street and Piedmont have not violated, and currently are not in conflict with, any patent, license, trademark, trade name, copyright or proprietary right of any other person or entity.

      2.21. ENVIRONMENTAL MATTERS.

            (a) As used in this Agreement, "Environmental Laws" shall mean, without limitation:

                  (i) all federal, state and local statutes, regulations, ordinances, orders, decrees, and similar provisions having the force or effect of law (including without limitation the


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Comprehensive Environmental Response, Compensation and Liability Act; the
Superfund Amendment and Reauthorization Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Oil Pollution Act; the Coastal Zone Management Act; any "Superfund" or "Superlien" law; the North Carolina Oil Pollution and Hazardous Substances Control Act; the North Carolina Water and Air Resources Act; and the North Carolina Occupational Safety and Health Act, including any amendments thereto from time to time); and,

                  (ii) all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all standards of conduct and bases of obligations relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, discharge, release, threatened release, control, or clean-up of any "Hazardous Substances" (as defined below).

            As used in this Agreement, "Hazardous Substance" shall mean any materials, substances, wastes, chemical substances, or mixtures presently listed, defined, designated, or classified as hazardous, toxic, or dangerous, or otherwise regulated, under any Environmental Laws, whether by type, quantity or concentration, including without limitation pesticides, pollutants, contaminants, toxic chemicals, oil, or other petroleum products, byproducts or additives, asbestos or materials containing (or presumed to contain) asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, lead, radon, methyl tertiary butyl ether ("MTBE") or radioactive material.

            (b) Main Street and Piedmont have Previously Disclosed to Yadkin copies of all written reports, correspondence, notices or other information or materials, if any, in its possession pertaining to environmental surveys or assessments of the Main Street Real Property, and any improvements thereon, or pertaining to any violation or alleged violation of Environmental Laws on, affecting or otherwise involving the Main Street Real Property or involving Main Street or Piedmont.

            (c) There has been no presence, use, production, generation, handling, transportation, treatment, storage, disposal, emission, discharge, release, or threatened release of any Hazardous Substances by any person on, from or relating to the Main Street Real Property which constitutes a violation of any Environmental Laws, or any removal, clean-up or remediation of any Hazardous Substances from, on or relating to the Main Street Real Property.

            (d) Neither Main Street nor Piedmont has violated any Environmental Laws, and there has been no violation of any Environmental Laws by any other person or entity for whose liability or obligation with respect to any particular matter or violation Main Street or Piedmont is or may be responsible or liable.

            (e) Neither Main Street nor Piedmont is subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result


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

from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to the Main Street Real Property or by any person or entity.

            (f) No facts, events or conditions relating to the Main Street Real Property or the operations of Main Street or Piedmont at any of its office locations, will prevent, hinder or limit continued compliance with Environmental Laws, or give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

            (g) To the Best Knowledge of management of Main Street and Piedmont (it being understood by Yadkin that, for purposes of this representation, management of Main Street and Piedmont has not undertaken a review of each of Main Street's or Piedmont's loan files with respect to all Loan Collateral), (i) there has been no violation of any Environmental Laws by any person or entity (including any violation with respect to any Loan Collateral) for whose liability or obligation with respect to any particular matter or violation Main Street or Piedmont is or may be responsible or liable; (ii) Main Street and Piedmont are not subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to any Loan Collateral, by any person or entity; and (iii) there are no facts, events or conditions relating to any Loan Collateral that will give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities pursuant to Environmental Laws.

      2.22. ABSENCE OF BROKERAGE OR FINDER'S COMMISSIONS. Except for the engagement of The Carson Medlin Company by Main Street (i) no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, Main Street or Piedmont or their respective Boards of Directors, as a broker, finder or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with or as a result of the transactions described herein; and, (ii) neither Main Street nor Piedmont has agreed, or has any obligation, to pay any brokerage fee or other commission to any person or entity in connection with or as a result of the transactions described herein.

      2.23. MATERIAL CONTRACTS. Other than a benefit plan or employment agreement Previously Disclosed to Yadkin pursuant to Paragraph 2.25 hereof, neither Main Street nor Piedmont is party to or bound by any agreement (i) involving money or other property in an amount or with a value in excess of $25,000; (ii) which is not to be performed in full prior to June 30, 2002; (iii) which calls for the provision of goods or services to Main Street or Piedmont and cannot be terminated without material penalty upon written notice to the other party thereto; (iv) which is material to Main Street or Piedmont and was not entered into in the ordinary course


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of business; (v) which involves hedging, options or any similar trading activity, or interest rate exchanges or swaps; (VI) which commits Main Street or Piedmont to extend any loan or credit (with the exception of letters of credit, lines of credit and loan commitments extended in the ordinary course of Piedmont's business); (VII) which involves the sale of any assets of Main Street or Piedmont which are used in and material to the operation of their business;
(VIII) which involves any purchase of real property, or which involves the purchase of any other assets in the amount of $10,000 or more in the case of any single transaction or $25,000 or more in the case of all such transactions; (IX) which involves the purchase, sale, issuance, redemption or transfer of any capital stock or other securities of Main Street or Piedmont; or (X) with any director, officer or principal shareholder of Main Street or Piedmont (including without limitation any consulting agreement, but not including any agreements relating to loans or other banking services which were made in the ordinary course of Piedmont's business and on substantially the same terms and conditions as were prevailing at that time for similar agreements with unrelated persons).

            Neither Main Street nor Piedmont is in default in any material respect, and there has not occurred any event which with the lapse of time or giving of notice or both would constitute such a default, under any contract, lease, insurance policy, commitment or arrangement to which either Main Street or Piedmont is a party or by which either Main Street or Piedmont or property of Main Street or Piedmont is or may be bound or affected or under which either Main Street or Piedmont or property of Main Street or Piedmont receives benefits, where the consequences of such default would have a material adverse effect on the financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations of Main Street or Piedmont.

      2.24. EMPLOYMENT MATTERS; EMPLOYEE RELATIONS. Main Street and Piedmont have Previously Disclosed to Yadkin a listing of the names, years of credited service and current base salary or wage rates of all of their employees as of December 31, 2001. Main Street and Piedmont (i) each have in all material respects paid in full to or accrued on behalf of all their respective directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all labor or services performed by them to the date of this Agreement, and all vacation pay, sick pay, severance pay, overtime pay and other amounts for which it is obligated under applicable law or Main Street's or Piedmont's existing agreements, benefit plans, policies or practices; and (ii) are each in compliance with all applicable federal, state and local laws, statutes, rules and regulations with regard to employment and employment practices, terms and conditions, and wages and hours and other compensation matters; and, no person has, to the Best Knowledge of management of Main Street and Piedmont, asserted that Main Street or Piedmont is liable in any amount for any arrearage in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

            There is no action, suit or proceeding by any person pending or, to the Best Knowledge of management of Main Street or Piedmont, threatened, against Main Street or Piedmont (or any employees of Main Street or Piedmont), involving employment discrimination, sexual harassment, wrongful discharge or similar claims.


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            Neither Main Street nor Piedmont is party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or threatened labor dispute, work stoppage or strike involving Main Street or Piedmont and any of their employees, or any pending or threatened proceeding in which it is asserted that Main Street or Piedmont has committed an unfair labor practice; and, to the Best Knowledge of management of Main Street and Piedmont, there is no activity involving Main Street, Piedmont, or any of their employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

      2.25. EMPLOYMENT AGREEMENTS; EMPLOYEE BENEFIT PLANS.

            (a) Main Street and Piedmont have Previously Disclosed to Yadkin a true and complete list of all bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans; all employment and severance contracts; all medical, dental, health, and life insurance plans; all vacation, sickness and other leave plans, disability and death benefit plans; and all other employee benefit plans, contracts, or arrangements maintained or contributed to by Main Street or Piedmont for the benefit of any employees, former employees, directors, former directors or any of their beneficiaries (collectively, the "Main Street Plans"). True and complete copies of all Main Street Plans, including, but not limited to, any trust instruments or insurance contracts, if any, forming a part thereof or applicable to the administration of any such Main Street Plans or the assets thereof, and all amendments thereto, previously have been supplied to Yadkin. Except as Previously Disclosed, Main Street and Piedmont do not maintain, sponsor, contribute to or otherwise participate in any "Employee Benefit Plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "Multi-employer Plan" within the meaning of Section 3(37) of ERISA, or any "Multiple Employer Welfare Arrangement" within the meaning of Section 3(40) of ERISA. Each Main Street Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and which is intended to be qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") has received or applied for a favorable determination letter from the IRS to the effect that they are so qualified, and neither Main Street nor Piedmont is aware of any circumstances reasonably likely to result in the revocation or denial of any such favorable determination letter. All reports and returns with respect to the Main Street Plans (and any Main Street Plans previously maintained by Main Street or Piedmont) required to be filed with any governmental department, agency, service or other authority, including without limitation Internal Revenue Service Form 5500 (Annual Report), have been properly and timely filed.


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            (b) All "Employee Benefit Plans" maintained by or otherwise covering employees or former employees of Main Street or Piedmont, to the extent each is subject to ERISA, currently are, and at all times have been, in compliance with all material provisions and requirements of ERISA. There is no pending or threatened litigation relating to any Main Street Plan or any employee benefit plan, contract or arrangement previously maintained by Main Street or Piedmont. Neither Main Street nor Piedmont has engaged in a transaction with respect to any Main Street Plan that could subject Main Street or Piedmont to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.

            (c) Main Street and Piedmont have delivered to Yadkin a true, correct and complete copy (including copies of all amendments thereto) of each retirement plan maintained by either which is intended to be a plan qualified under Section 401(a) of the Code (collectively, the "Main Street Retirement Plans"), together with true, correct and complete copies of the summary plan descriptions relating to the Main Street Retirement Plans, the most recent determination letters received from the IRS regarding the Main Street Retirement Plans, and the most recent Annual Reports (Form 5500 series) and related schedules, if any, for the Main Street Retirement Plans.

                  The Main Street Retirement Plans are qualified under the provisions of Section 401(a) of the Code, the trusts under the Main Street Retirement Plans are exempt trusts under Section 501(a) of the Code, and determination letters have been issued or applied for with respect to the Main Street Retirement Plans to said effect, including determination letters covering the current terms and provisions of the Main Street Retirement Plans. There are no issues relating to said qualification or exemption of the Main Street Retirement Plans currently pending before the IRS, the United States Department of Labor, the Pension Benefit Guarantee Corporation or any court. The Main Street Retirement Plans and the administration thereof meet (and have met since the establishment of the Main Street Retirement Plans) in all material respects all of the applicable requirements of ERISA, the Code and all other laws, rules and regulations applicable to the Main Street Retirement Plans and do not violate (and since the establishment of the Main Street Retirement Plans have not violated) in any material respect any of the applicable provisions of ERISA, the Code and such other laws, rules and regulations. Without limiting the generality of the foregoing, all reports and returns with respect to the Main Street Retirement Plans required to be filed with any governmental department, agency, service or other authority have been properly and timely filed. There are no issues or disputes with respect to the Main Street Retirement Plans or the administration thereof currently existing between Main Street, Piedmont, or any trustee or other fiduciary thereunder, and any governmental agency, any current or former employee of Piedmont or beneficiary of any such employee, or any other person or entity. No "reportable event" within the meaning of Section 4043 of ERISA has occurred at any time with respect to the Main Street Retirement Plans.

            (d) No liability under subtitle C or D of Title IV of ERISA has been or is expected to be incurred by Main Street or Piedmont with respect to the Main Street Retirement Plans or with respect to any other ongoing, frozen or terminated defined benefit pension plan currently or formerly maintained by Main Street or Piedmont. Main Street and Piedmont do not presently contribute to a "Multi-employer Plan." All contributions required to be made pursuant


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to the terms of each of the Main Street Plans (including without limitation the
Main Street Retirement Plans and any other "pension plan" (as defined in Section 3(2) of ERISA, provided such plan is intended to qualify under the provisions of
Section 401(a) of the Code) maintained by Main Street or Piedmont have been timely made. Neither the Main Street Retirement Plans nor any other "pension plan" maintained by Main Street or Piedmont have an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. Main Street and Piedmont have not provided, and are not required to provide, security to any "pension plan" or to any "Single Employer Plan" pursuant to Section 401(a)(29) of the Code. Under the Main Street Retirement Plans and any other "pension plan" maintained by Main Street or Piedmont as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities," within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the plan's most recent actuarial valuation) did not exceed the then current value of the assets of such plan, and there has been no material change in the financial condition of any such plan since the last day of the most recent plan year.

            (e) Except as provided in the terms of the Main Street Retirement Plans themselves, there are no restrictions on the rights of Main Street or Piedmont to amend or terminate any Main Street Retirement Plan without incurring any liability thereunder. Neither the execution and delivery of this Agreement nor the consummation of the transactions described herein will, except as otherwise specifically provided in this Agreement, (i) result in any payment to any person (including without limitation any severance compensation or payment, unemployment compensation, "golden parachute" or "change in control" payment, or otherwise) becoming due under any plan or agreement to any director, officer, employee or consultant; (ii) increase any benefits otherwise payable under any plan or agreement; or (iii) result in any acceleration of the time of payment or vesting of any such benefit.

      2.26. INSURANCE. Main Street and Piedmont have Previously Disclosed to Yadkin a listing of each blanket bond, liability insurance, life insurance or other insurance policy in effect on December 31, 2001, and in which it was an insured party or beneficiary (each a "Main Street Policy" and collectively the "Main Street Policies"). The Main Street Policies provide coverage in such amounts and against such liabilities, casualties, losses or risks as is customary or reasonable for entities engaged in the businesses of Main Street and Piedmont or as is required by applicable law or regulation; and, in the reasonable opinion of management of Main Street and Piedmont, the insurance coverage provided under the Main Street Policies is reasonable and adequate in all respects for Main Street and Piedmont. Each of the Main Street Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to issue those policies in North Carolina; and, Main Street and Piedmont have complied in all material respects with requirements (including the giving of required notices) under each such Main Street Policy in order to preserve all rights thereunder with respect to all matters. Main Street and Piedmont are not in default under the provisions of, have not received notice of cancellation or nonrenewal of or any premium increase on, and have not failed to pay any premium on, any Main Street Policy, and, to the Best Knowledge of management of Main Street and Piedmont, there has not been any inaccuracy in any application for any Main Street Policy. There are no pending claims with respect to any Main Street Policy, and, to the Best Knowledge of management of Main Street


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and Piedmont, there currently are no conditions, and there has occurred no event, that is reasonably likely to form the basis for any such claim.

      2.27. INSURANCE OF DEPOSITS. All deposits of Piedmont are insured by the Bank Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from Piedmont to the FDIC have been paid in full in a timely fashion, and, to the Best Knowledge of management of Piedmont, no proceedings have been commenced or are contemplated by the FDIC or otherwise to terminate such insurance.

      2.28. OBSTACLES TO REGULATORY APPROVAL. To the Best Knowledge of management of Main Street and Piedmont, there exists no fact or condition (including Piedmont's record of compliance with the Community Reinvestment Act) relating to Main Street or Piedmont that may reasonably be expected to prevent or materially impede or delay Yadkin, Main Street or Piedmont from obtaining the regulatory approvals required in order to consummate the transactions described in this Agreement; and, if any such fact or condition becomes known to Main Street or Piedmont, Main Street or Piedmont shall promptly (and in any event within three (3) days after obtaining such Knowledge) give notice of such fact or condition to Yadkin in the manner provided herein.

      2.29. DISCLOSURE. To the Best Knowledge of management of Main Street and Piedmont, no written statement, certificate, schedule, list or other written information furnished by or on behalf of Main Street or Piedmont to Yadkin in connection with this Agreement and the transactions described herein, when considered as a whole, contains or has contained any untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF YADKIN

      Except as otherwise specifically provided in this Agreement or as "Previously Disclosed" (as defined in Paragraph 10.13 hereof) by Yadkin to Main Street and Piedmont, Yadkin hereby makes the following representations and warranties to Main Street and Piedmont.

      3.01. ORGANIZATION; STANDING; POWER. Yadkin (i) is duly organized and incorporated, validly existing and in good standing as a banking corporation under the laws of the State of North Carolina; (ii) has all requisite power and authority (corporate and other) to own, lease and operate its properties and to carry on its business as it now is being conducted; (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned, leased or operated by it therein, or in which the transaction of its business, makes such qualification necessary, except where failure so to qualify would not have a material adverse effect on Yadkin; and
(iv) is not transacting business or operating any properties owned or leased by it in violation of any provision of federal, state or local law or any rule or regulation promulgated thereunder, except where such violation would not have a material adverse effect on Yadkin.


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

      3.02. CAPITAL STOCK. At the Effective Time, Yadkin's authorized capital stock will consist of 10,000,000 shares of common stock, $1.00 par value (the "Yadkin Common Stock"), of which no more than 7,312,418 shares, plus such number of additional shares, if any, as shall have been issued by Yadkin after the date of this Agreement as provided in Paragraph 5.02(b) hereof, will be issued and outstanding and constitute Yadkin's only outstanding securities.

            Each outstanding share of Yadkin Common Stock (i) has been duly authorized and is validly issued and outstanding, and is fully paid and nonassessable (except to the extent provided in Section 53-42 of the North Carolina General Statutes); and (ii) has not been issued in violation of the preemptive rights of any shareholder. The Yadkin Common Stock has been registered with the FDIC under the 1934 Act and Yadkin is subject to the registration and reporting requirements of the 1934 Act.

      3.03. PRINCIPAL SHAREHOLDERS. Except as Previously Disclosed, no person or entity is known to management of Yadkin to beneficially own, directly or indirectly, more than 5% of the outstanding shares of Yadkin Common Stock.

      3.04. SUBSIDIARIES. Yadkin has no subsidiaries, direct or indirect, and, except for equity securities included in its investment portfolio at December 31, 2001, does not own any stock or other equity interest in any other corporation, service corporation, joint venture, partnership or other entity.

      3.05. CONVERTIBLE SECURITIES, OPTIONS, ETC. Except as Previously Disclosed, Yadkin does not have any outstanding (i) securities or other obligations (including debentures or other debt instruments) which are convertible into shares of Yadkin Common Stock or any other securities of Yadkin; (ii) options, warrants, rights, calls or other commitments of any nature which entitle any person to receive or acquire any shares of Yadkin Common Stock or any other securities of Yadkin; or (iii) plan, agreement or other arrangement pursuant to which shares of Yadkin Common Stock or any other securities of Yadkin, or options, warrants, rights, calls or other commitments of any nature pertaining to any securities of Yadkin, have been or may be issued.

      3.06. AUTHORIZATION AND VALIDITY OF AGREEMENT. This Agreement has been duly and validly approved by Yadkin's Board of Directors. Subject only to approval of this Agreement by the shareholders of Yadkin in the manner required by law and required approvals of Regulatory Authorities (as defined in Paragraph
2.06 hereof) of the transactions described herein; (i) Yadkin has the corporate power and authority to execute and deliver this Agreement and to perform its obligations and agreements and carry out the transactions described in this Agreement; (ii) all corporate proceedings and approvals required to authorize Yadkin to enter into this Agreement and to perform its obligations and agreements and carry out the transactions described herein have been duly and properly completed or obtained; and (iii) this Agreement constitutes the valid and binding agreement of Yadkin enforceable in accordance with its terms (except to the extent enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization; moratorium or similar laws from time to time in effect which affect creditors' rights generally, (B) legal and equitable limitations on the availability of injunctive relief, specific performance


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and other equitable remedies; and (C) general principles of equity and applicable laws or court decisions limiting the enforceability of indemnification provisions).

      3.07. VALIDITY OF TRANSACTIONS; ABSENCE OF REQUIRED CONSENTS OR WAIVERS. Subject to approval of this Agreement by the shareholders of Yadkin in the manner required by law and receipt of required approvals of Regulatory Authorities, neither the execution and delivery of this Agreement, nor the consummation of the transactions described herein, nor compliance by Yadkin with any of its obligations or agreements contained herein, nor any action or inaction by Yadkin required herein, will (i) conflict with or result in a breach of the terms and conditions of, or constitute a default or violation under any provision of, the Articles of Incorporation or Bylaws of Yadkin, or any material contract, agreement, lease, mortgage, note, bond, indenture, license, or obligation or understanding (oral or written) to which Yadkin is bound or by which it or its business, capital stock or any of its properties or assets may be affected; (ii) result in the creation or imposition of any material lien, claim, interest, charge, restriction or encumbrance upon any of the properties or assets of Yadkin; (iii) violate any applicable federal or state statute, law, rule or regulation, or any judgment, order, writ, injunction or decree of any court, administrative or regulatory agency or governmental body, which violation will or may have a material adverse effect on Yadkin, its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations, or on Yadkin's ability to consummate the transactions described herein or to carry on the business of Yadkin as presently conducted; or (iv) result in the acceleration of any material obligation or indebtedness of Yadkin.

            No consents, approvals or waivers are required to be obtained from any person or entity in connection with Yadkin's execution and delivery of this Agreement, or the performance of its obligations or agreements or the consummation of the transactions described herein, except for required approvals of Yadkin's shareholders and of Regulatory Authorities.

      3.08. YADKIN BOOKS AND RECORDS. Yadkin's books of account and business records have been maintained in all material respects in compliance with all applicable legal and accounting requirements, and such books and records are complete and reflect accurately in all material respects Yadkin's items of income and expense and all of its assets, liabilities and stockholders' equity. The minute books of Yadkin are complete and accurately reflect in all material respects all corporate actions which its shareholders and board of directors, and all committees thereof, have taken during the time periods covered by such minute books, and, all such minute books have been or will be made available to Main Street and its representatives.


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      3.09. YADKIN REPORTS. To the "Best Knowledge" (as defined in Paragraph
10.14 hereof) of management of Yadkin, Yadkin has filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were required to be filed with (i) the Commissioner,
(ii) the FDIC, or (iii) any other Regulatory Authorities. All such reports, registrations and statements filed by Yadkin with the Commissioner, the FDIC or any other Regulatory Authorities are collectively referred to in this Agreement as the "Yadkin Reports." To the Best Knowledge of management of Yadkin, the Yadkin Reports complied in all material respects with all the statutes, rules and regulations enforced or promulgated by the Regulatory Authorities with which they were filed and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Yadkin has not been notified that any such Yadkin Reports were deficient in any material respect as to form or content.

      3.10. YADKIN FINANCIAL STATEMENTS. Yadkin has Previously Disclosed to Main Street a copy of its audited statements of financial condition as of December 31, 2000 and 2001, and its audited statements of income, stockholders' equity and cash flows for the years ended December 31, 2000 and 2001, together with notes thereto (collectively, the "Yadkin Audited Financial Statements"). Following the date of this Agreement, Yadkin promptly will deliver to Main Street all other annual or interim financial statements prepared by or for Yadkin. The Yadkin Audited Financial Statements and the Yadkin Interim Financial Statement (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated; (ii) are in accordance with Yadkin's books and records; and (iii) fairly present Yadkin's financial condition, assets and liabilities, results of operations, changes in stockholders' equity and changes in cash flows as of the dates indicated and for the periods specified therein. The Yadkin Audited Financial Statements for have been audited by Deloitte & Touche, which currently serves as Yadkin's independent certified public accountants.

      3.11. TAX RETURNS AND OTHER TAX MATTERS. (i) Yadkin has timely filed or caused to be filed all federal, state and local income tax returns and reports which are required by law to have been filed, and, to the Best Knowledge of management of Yadkin, all such returns and reports were true, correct and complete and contained all material information required to be contained therein; (ii) all federal, state and local income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other taxes (including interest and penalties), charges and assessments which have become due from or been assessed or levied against Yadkin or its respective properties have been fully paid or, if not yet due, a reserve or accrual, which is adequate in all material respects for the payment of all such taxes to be paid and the obligation for such unpaid taxes, is reflected on the Yadkin Interim Financial Statements; (iii) the income, profits, franchise, sales, use, occupation, property, excise, withholding, employment and other tax returns and reports of Yadkin have not been subjected to audit by the IRS or the North Carolina Department Revenue and Yadkin has not received any indication of the pendency of any audit or examination in connection with any such tax return or report and, to the Best Knowledge of management of Yadkin, no such return or report is subject to adjustment; and (iv) Yadkin has not executed any waiver or extended the statute of limitations (or been asked to execute a waiver or extend a statute of limitations) with respect to any tax year, the audit of any such tax return or report, or the assessment or collection of any tax.


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      3.12. ABSENCE OF MATERIAL ADVERSE CHANGES OR CERTAIN OTHER EVENTS.

            (a) Since December 31, 2001, Yadkin has conducted its businesses only in the ordinary course, and there has been no material adverse change, and there has occurred no event or development, and there currently exists no condition or circumstance, which, with the lapse of time or otherwise, may or could cause, create or result in a material adverse change in or affecting the financial condition of Yadkin or its results of operations, prospects, business, assets, loan portfolio, investments, properties or operations.

            (b) Since December 31, 2001, and other than in the ordinary course of its business, Yadkin has not incurred any material liability, engaged in any material transaction, entered into any material agreement, increased the salaries, compensation or general benefits payable or provided to its employees, suffered any material loss, destruction or damage to any of its properties or assets, or made a material acquisition or disposition of any assets or entered into any material contract or lease.

      3.13. ABSENCE OF UNDISCLOSED LIABILITIES. Yadkin does not have any material liabilities or obligations, whether known or unknown, matured or unmatured, accrued, absolute, contingent or otherwise, whether due or to become due (including without limitation tax liabilities or unfunded liabilities under employee benefit plans or arrangements), other than (i) those reflected in the Yadkin Financial Statements, (ii) increases in deposit accounts in the ordinary course of business since December 31, 2001, or (iii) loan commitments in the ordinary course of business since December 31, 2001.

      3.14. COMPLIANCE WITH EXISTING OBLIGATIONS. Yadkin has performed in all material respects all obligations required to be performed by it under, and it is not in default in any material respect under, or in violation in any material respect of, the terms and conditions of its Articles of Incorporation, Bylaws, material contracts, agreements, leases, mortgages, notes, bonds, indentures, licenses, obligations, understandings or other undertakings (whether oral or written) to which it is bound or by which its business, operations, capital stock or any property or asset may be affected.

      3.15. LITIGATION AND COMPLIANCE WITH LAW.

            (a) There are no actions, suits, arbitrations, controversies or other proceedings or investigations (or, to the Best Knowledge of management of Yadkin, any facts or circumstances which reasonably could result in such), including without limitation any such action by any Regulatory Authority, which currently exist or are ongoing, pending or, to the Best Knowledge of management of Yadkin, are threatened, contemplated or probable of assertion, against, relating to or otherwise affecting Yadkin or any of its properties, assets or employees.

            (b) Yadkin has all Permits (as defined in Paragraph 2.15(b) hereof) of all federal, state, local or foreign governmental or regulatory agencies that are material to or necessary for the conduct of its business or to own, lease and operate its properties; all such Permits are in full force and effect; no violations have occurred with respect to any such Permits;


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

and no proceeding is pending or, to the Best Knowledge of management of Yadkin, threatened or probable of assertion to suspend, cancel, revoke or limit any Permit.

            (c) Yadkin is not subject to any supervisory agreement, enforcement order, writ, injunction, capital directive, supervisory directive, memorandum of understanding or other similar agreement, order, directive, memorandum or consent of, with or issued by any Regulatory Authority (including without limitation the Commissioner or the FDIC) relating to its financial condition, directors or officers, employees, operations, capital, regulatory compliance or any other matter; there are no judgments, orders, stipulations, injunctions, decrees or awards against Yadkin which limit, restrict, regulate, enjoin or prohibit in any material respect any present or past business or practice of Yadkin; and, Yadkin has not been advised nor has any reason to believe that any Regulatory Authority or any court is contemplating, threatening or requesting the issuance of any such agreement, order, writ, injunction, directive, memorandum, judgment, stipulation, decree or award.

            (d) To the Best Knowledge of management of Yadkin, Yadkin is not in violation or default in any material respect under, and it has complied in all material respects with, all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions or decrees of any court or federal, state, municipal or other Regulatory Authority having jurisdiction or authority over it or its business operations, properties or assets (including without limitation all provisions of North Carolina law relating to usury, the Consumer Credit Protection Act, and all other federal and state laws and regulations applicable to extensions of credit by Yadkin). To the Best Knowledge of management of Yadkin, there is no basis for any claim by any person or authority for compensation, reimbursement, damages or other penalties or relief for any violations described in this subparagraph (d).

      3.16. REAL PROPERTIES.

            (a) Yadkin has Previously Disclosed to Main Street a listing of all real property owned by Yadkin (including Yadkin's banking facilities and all other real estate or foreclosed properties, including improvements thereon, owned by Yadkin) (collectively, the "Yadkin Real Property"). With respect to each parcel of the Yadkin Real Property, Yadkin has good and marketable fee simple title to the Yadkin Real Property and owns the same free and clear of all mortgages, liens, leases, encumbrances, title defects and exceptions to title other than (i) the lien of current taxes not yet due and payable; and (ii) such imperfections of title and restrictions, covenants and easements (including utility easements) which do not materially affect the value of the Yadkin Real Property and which do not and will not materially detract from, interfere with or restrict the present or future use of the Yadkin Real Property.

            (b) The Yadkin Real Property complies in all material respects with all applicable federal, state and local laws, regulations, ordinances or orders of any governmental or regulatory authority, including those relating to zoning, building and use permits, and the parcels of the Yadkin Real Property upon which Yadkin's banking or other offices are situated, or which are used by Yadkin in conjunction with its banking or other offices or for other purposes, may, under applicable zoning ordinances, be used for the purposes for which they currently are used as a matter of right rather than as a conditional or nonconforming use.


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            (c) All improvements and fixtures included in or on the Yadkin Real
Property are in good condition and repair, ordinary wear and tear excepted, and there does not exist any condition which in any material respect interferes with Yadkin's use (or will interfere with Yadkin's use after the Merger) or affects the economic value thereof.

            (d) Yadkin is not a party (whether as lessee or lessor) to any lease or rental agreement with respect to any real property.

      3.17. LOANS, ACCOUNTS, NOTES AND OTHER RECEIVABLES.

            (a) All loans, accounts, notes and other receivables reflected as assets on Yadkin's books and records (i) have resulted from bona fide business transactions in the ordinary course of Yadkin's operations; (ii) in all material respects were made in accordance with Yadkin's standard practices and procedures; and (iii) are owned by Yadkin free and clear of all liens, encumbrances, assignments, participation or repurchase agreements or other exceptions to title or to the ownership or collection rights of any other person or entity.

            (b) All records of Yadkin regarding all outstanding loans, accounts, notes and other receivables, and all other real estate owned, are accurate in all material respects, and, each loan which Yadkin's loan documentation indicates is secured by any Loan Collateral (as defined in Paragraph 2.17(b) hereof) is secured by valid, perfected and enforceable liens on all such Loan Collateral having the priority described in Yadkin's records of such loan.

            (c) To the Best Knowledge of management of Yadkin, each loan reflected as an asset on Yadkin's books, and each guarantee therefor, is the legal, valid and binding obligation of the obligor or guarantor thereon, and no defense, offset or counterclaim has been asserted with respect to any such loan or guarantee.

            (d) Yadkin has Previously Disclosed to Main Street (i) a written listing of each loan, extension of credit or other asset of Yadkin which, as of December 31, 2001, was classified by the Commissioner or the FDIC or by Yadkin as "Loss," "Doubtful," "Substandard" or "Special Mention" (or otherwise by words of similar import), or which Yadkin otherwise has designated as a special asset or for special handling or placed on any "watch list" because of concerns regarding the ultimate collectibility or deteriorating condition of such asset or any obligor or Loan Collateral therefor; and (ii) a written listing of each loan or extension of credit of Yadkin which, as of December 31, 2001, was past due more than 30 days as to the payment of principal or interest, or as to which any obligor thereon (including the borrower or any guarantor) otherwise was in default, was the subject of a proceeding in bankruptcy or has indicated any inability or intention not to repay such loan or extension of credit.

            (e) To the Best Knowledge of management of Yadkin, each of the loans and other extensions of credit of Yadkin (with the exception of those loans and extensions of credit specified in the written listings described in Paragraph 3.17(d) above) is collectible in the ordinary course of Yadkin's business in an amount which is not less than the amount at which it is carried on Yadkin's books and records.


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            (f) Yadkin's Loan Loss Reserve (as such term is defined in Paragraph
2.17(f) hereof) has been established in conformity with GAAP, sound banking practices and all applicable requirements, rules and policies of the Commissioner and the FDIC and, in the best judgment of management of Yadkin, is reasonable in view of the size and character of Yadkin's loan portfolio, current economic conditions and other relevant factors, and is adequate to provide for losses relating to or the risk of loss inherent in Yadkin's loan portfolios and other real estate owned.

      3.18. SECURITIES PORTFOLIO AND INVESTMENTS. Yadkin has Previously Disclosed to Main Street a listing of all securities owned, of record or beneficially, by Yadkin as of December 31, 2001. All securities owned, of record or beneficially, by Yadkin are held free and clear of all mortgages, liens, pledges, encumbrances or any other restriction or rights of any other person or entity, whether contractual or statutory (other than customary pledges in the ordinary course of Yadkin's business to secure public funds deposits), which would materially impair the ability of Yadkin to dispose freely of any such security or otherwise to realize the benefits of ownership thereof at any time. There are no voting trusts or other agreements or undertakings to which Yadkin is a party with respect to the voting of any such securities. With respect to all "repurchase agreements" under which Yadkin has "purchased" securities under agreement to resell, Yadkin has a valid, perfected first lien or security interest in the government securities or other collateral securing the repurchase agreement, and the value of the collateral securing each such repurchase agreement equals or exceeds the amount of the debt owed to Yadkin which is secured by such collateral.

            Since December 31, 2001, there has been no material deterioration or adverse change in the quality, or any material decrease in the value, of Yadkin's securities portfolio as a whole.

      3.19. PERSONAL PROPERTY AND OTHER ASSETS. All banking equipment, data processing equipment, vehicles, and other personal property used by Yadkin and material to the operation of its business are owned by Yadkin free and clear of all liens, encumbrances, leases, title defects or exceptions to title. To the Best Knowledge of management of Yadkin, all of Yadkin's personal property material to its business is in good operating condition and repair, ordinary wear and tear excepted.

      3.20. PATENTS AND TRADEMARKS. To the Best Knowledge of management of Yadkin, Yadkin owns, possesses or has the right to use any and all patents, licenses, trademarks, trade names, copyrights, trade secrets and proprietary and other confidential information necessary to conduct its business as now conducted. Yadkin has not violated, and currently is not in conflict with, any patent, license, trademark, trade name, copyright or proprietary right of any other person or entity.


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      3.21. ENVIRONMENTAL MATTERS.

            (a) Yadkin has Previously Disclosed to Main Street copies of all written reports, correspondence, notices or other information or materials, if any, in its possession pertaining to environmental surveys or assessments of the Yadkin Real Property, and any improvements thereon, or pertaining to any violation or alleged violation of Environmental Laws (as such term is defined in Paragraph 2.21(a) hereof) on, affecting or otherwise involving the Yadkin Real Property or involving Yadkin.

            (b) There has been no presence, use, production, generation, handling, transportation, treatment, storage, disposal, emission, discharge, release, or threatened release of any Hazardous Substances (as such term is defined in Paragraph 2.21(a) hereof) by any person on, from or relating to the Yadkin Real Property which constitutes a violation of any Environmental Laws, or any removal, clean-up or remediation of any Hazardous Substances from, on or relating to the Yadkin Real Property.

            (c) Yadkin has not violated any Environmental Laws, and there has been no violation of any Environmental Laws by any other person or entity for whose liability or obligation with respect to any particular matter or violation Yadkin is or may be responsible or liable.

            (d) Yadkin is not subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or remediation of any Hazardous Substances on, from or relating to the Yadkin Real Property or by any person or entity.

            (e) No facts, events or conditions relating to the Yadkin Real Property or the operations of Yadkin at any of its office locations, will prevent, hinder or limit continued compliance with Environmental Laws, or give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental Laws.

            (f) To the Best Knowledge of management of Yadkin (it being understood by Main Street and Piedmont that, for purposes of this representation, management of Yadkin has not undertaken a review of each of Yadkin's loan files with respect to all Loan Collateral), (i) there has been no violation of any Environmental Laws by any person or entity (including any violation with respect to any Loan Collateral) for whose liability or obligation with respect to any particular matter or violation Yadkin is or may be responsible or liable, (ii) Yadkin is not subject to any claims, demands, causes of action, suits, proceedings, losses, damages, penalties, liabilities, obligations, costs or expenses of any kind and nature which arise out of, under or in connection with, or which result from or are based upon, the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, reporting, testing, processing, emission, discharge, release, threatened release, control, removal, clean-up or


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remediation of any Hazardous Substances on, from or relating to any Loan
Collateral, by any person or entity; and (iii) there are no facts, events or conditions relating to any Loan Collateral that will give rise to any investigatory, emergency removal, remedial or corrective actions, obligations or liabilities pursuant to Environmental Laws.

      3.22. ABSENCE OF BROKERAGE OR FINDERS COMMISSIONS. Except for the engagement of Sterne, Agee & Leach, Inc. by Yadkin (i) no person or firm has been retained by or has acted on behalf of, pursuant to any agreement, arrangement or understanding with, or under the authority of, Yadkin or its Board of Directors, as a broker, finder or agent or has performed similar functions or otherwise is or may be entitled to receive or claim a brokerage fee or other commission in connection with or as a result of the transactions described herein; and, (ii) Yadkin has not agreed, and has no obligation, to pay any brokerage fee or other commission to any person or entity in connection with or as a result of the transactions described herein.

      3.23. EMPLOYMENT MATTERS; EMPLOYEE RELATIONS. Yadkin (i) has in all material respects paid in full to or accrued on behalf of all its respective directors, officers and employees all wages, salaries, commissions, bonuses, fees and other direct compensation for all labor or services performed by them to the date of this Agreement, and all vacation pay, sick pay, severance pay, overtime pay and other amounts for which it is obligated under applicable law or Yadkin's existing agreements, benefit plans, policies or practices, and (ii) is in compliance with all applicable federal, state and local laws, statutes, rules and regulations with regard to employment and employment practices, terms and conditions, and wages and hours and other compensation matters; and, no person has, to the Best Knowledge of management of Yadkin, asserted that Yadkin is liable in any amount for any arrearage in wages or employment taxes or for any penalties for failure to comply with any of the foregoing.

            There is no action, suit or proceeding by any person pending or, to the Best Knowledge of management of Yadkin, threatened, against Yadkin (or any of its employees), involving employment discrimination, sexual harassment, wrongful discharge or similar claims.

            Yadkin is not a party to or bound by any collective bargaining agreement with any of its employees, any labor union or any other collective bargaining unit or organization. There is no pending or threatened labor dispute, work stoppage or strike involving Yadkin and any of its employees, or any pending or threatened proceeding in which it is asserted that Yadkin has committed an unfair labor practice; and, to the Best Knowledge of management of Yadkin, there is no activity involving it or any of its employees seeking to certify a collective bargaining unit or engaging in any other labor organization activity.

      3.24. INSURANCE. Yadkin currently maintains a blanket bond and policies of liability insurance and other insurance (the "Yadkin Policies"), which provide coverage in such amounts and against such liabilities, casualties, losses or risks as is customary or reasonable for entities engaged in the businesses of Yadkin or as is required by applicable law or regulation; and, in the reasonable opinion of management of Yadkin, the insurance coverage provided under the Yadkin Policies is reasonable and adequate in all respects for Yadkin. Each of the Yadkin Policies is in full force and effect and is valid and enforceable in accordance with its terms, and is underwritten by an insurer of recognized financial responsibility and which is qualified to issue


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those policies in North Carolina; and, Yadkin has complied in all material respects with requirements (including the giving of required notices) under each of their Yadkin Policies in order to preserve all rights thereunder with respect to all matters. Yadkin is not in default under the provisions of, has not received notice of cancellation or nonrenewal of or any premium increase on, and has not failed to pay any premium on any of the Yadkin Policies, and, to the Best Knowledge of management of Yadkin, there has not been any inaccuracy in any application for any of the Yadkin Policies. There are no pending claims with respect to any of the Yadkin Policies, and, to the Best Knowledge of management of Yadkin, there currently are no conditions, and there has occurred no event, that is reasonably likely to form the basis for any such claim.

      3.25. INSURANCE OF DEPOSITS. All deposits of Yadkin are insured by the Bank Insurance Fund of the FDIC to the maximum extent permitted by law, all deposit insurance premiums due from Yadkin to the FDIC have been paid in full in a timely fashion, and, to the Best Knowledge of management of Yadkin, no proceedings have been commenced or are contemplated, by the FDIC or otherwise, to terminate such insurance.

      3.26. OBSTACLES TO REGULATORY APPROVAL. To the Best Knowledge of management of Yadkin, there exists no fact or condition (including Yadkin's record of compliance with the Community Reinvestment Act) relating to Yadkin that may reasonably be expected to prevent or materially impede or delay Main Street, Piedmont or Yadkin from obtaining the regulatory approvals required in order to consummate the transactions described in this Agreement; and, if any such fact or condition becomes known to Yadkin, Yadkin shall promptly (and in any event within three days after obtaining such Knowledge) give notice of such fact or condition to Main Street in the manner provided herein.

      3.27. DISCLOSURE. To the Best Knowledge of management of Yadkin, no written statement, certificate, schedule, list or other written information furnished by or on behalf of Yadkin to Main Street or Piedmont in connection with this Agreement and the transactions described herein, when considered as a whole, contains or has contained any untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IV
                      COVENANTS OF MAIN STREET AND PIEDMONT

      4.01. AFFIRMATIVE COVENANTS OF MAIN STREET AND PIEDMONT. Main Street and Piedmont hereby covenant and agree as follows with Yadkin:

            (a) MAIN STREET SHAREHOLDERS' MEETING. Main Street agrees to cause a meeting of its shareholders (the "Main Street Shareholders' Meeting") to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting by Main Street's shareholders on the approval of the Merger and the ratification and adoption of this Agreement. In connection with the call and conduct of, and all other matters relating to the Main Street Shareholders' Meeting (including the solicitation of proxies), Main Street will comply in all


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material respects with all provisions of applicable law and regulations and with its Articles of Incorporation and Bylaws.

                  Unless, due to a material change in circumstances after the date hereof, Main Street's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that such a recommendation would violate the directors' duties or obligations as such to Main Street or to its shareholders, Main Street covenants that its Board of Directors will recommend to and actively encourage Main Street's shareholders that they vote their shares of Main Street Common Stock at the Main Street Shareholders Meeting in favor of ratification and approval of this Agreement, the Merger, and the Proxy Statement will so indicate and state that Main Street's Board of Directors considers the Merger to be advisable and in the best interests of Main Street and its shareholders.

            (b) CONDUCT OF BUSINESS PRIOR TO EFFECTIVE TIME. While the parties recognize that the operation of Main Street until the Effective Time is the responsibility of Main Street's Board of Directors and officers and that the operation of Piedmont until the Effective Time is the responsibility of Piedmont's Board of Directors and officers, Main Street and Piedmont agree that, between the date of this Agreement and the Effective Time, and except as otherwise provided herein or expressly agreed to in writing by Yadkin's President, Main Street and Piedmont will carry on their business in and only in the regular and usual course in substantially the same manner as such business heretofore was conducted, and, to the extent consistent with such business and within its ability to do so, Main Street and Piedmont each agrees that it will:

                  (i) preserve intact its present business organization, keep available its present officers and employees, and preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business relationships with it;

                  (ii) maintain all of its properties and equipment in customary repair, order and condition, ordinary wear and tear excepted;

                  (iii) maintain its books of account and records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

                  (iv) comply in all material respects with all laws, rules and regulations applicable to it, its properties, assets or employees and to the conduct of its business;

                  (v) not change its policies or procedures, including existing loan underwriting guidelines, in any material respect except as may be required by law;

                  (vi) continue to maintain in force insurance such as is described in Paragraph 2.26; not modify any bonds or policies of insurance in effect as of the date hereof unless the same, as modified, provides substantially equivalent coverage; and, not cancel, allow to be terminated or, to the extent available, fail to renew, any such bond or policy of insurance unless the same is replaced with a bond or policy providing substantially equivalent coverage; and,


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                  (vii) promptly provide to Yadkin such information about its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties, employees or operations, as Yadkin reasonably shall request.

            (c) PERIODIC FINANCIAL AND OTHER INFORMATION. Following the date of this Agreement and until the Effective Time, Main Street and Piedmont will deliver to Yadkin, as soon as each is available:

                  (i) an income statement and a statement of condition after each month end;

                  (ii) a copy of all interim financial statements after each quarter end;

                  (iii) a copy of each report, registration, statement, or other communication or regulatory filing made with or to any Regulatory Authority simultaneous with the filing or making thereof;

                  (iv) information regarding each new extension of credit in excess of $250,000 (other than a loan secured by a first lien on a one-to-four family principal residence which is being made for the purchase or refinancing of that residence) after issuance of a commitment on such loan;

                  (v) an analysis of the Loan Loss Reserve and management's assessment of the adequacy of the Loan Loss Reserve, which analysis and assessment shall include a list of all classified or "watch list" loans, along with the outstanding balance and amount specifically allocated to the Loan Loss Reserve for each such classified or "watch list" Loan, all after each calendar month end; and,

                  (vi) the following information with respect to loans and other extensions of credit (such assets being referred to in this Agreement as "Loans") as of, and following, each calendar month end:

            (A) a list of Loans past due for 30 days or more as to principal or interest;

            (B) a list of Loans in nonaccrual status;

            (C) a list of all Loans without principal reduction for a period of longer than one year;

            (D) a list of all foreclosed real property or other real estate owned and all repossessed personal property;

            (E) a list of each reworked or restructured Loan still outstanding, including original terms, restructured terms and status; and


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            (F) a list of any actual or threatened litigation by or against Main
Street or Piedmont pertaining to any Loan or credit, which list shall contain a description of circumstances surrounding such litigation, its present status and management's evaluation of such litigation.

            (d) NOTICE OF CERTAIN CHANGES OR EVENTS. Following the execution of this Agreement and up to the Effective Time, Main Street or Piedmont promptly will notify Yadkin in writing of and provide to it such information as it shall request regarding (i) any material adverse change in Main Street's or Piedmont's financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations, or of the actual or prospective occurrence of any condition or event which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change; or of (ii) the actual or prospective existence or occurrence of any condition or event which, with the lapse of time or otherwise, has caused or may or could cause any statement, representation or warranty of Main Street or Piedmont herein to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or may or could cause, create or result in the breach or violation in any material respect of any of Main Street's or Piedmont's covenants or agreements contained herein or in the failure of any of the conditions described in Paragraphs 7.01 or 7.02 hereof.

            (e) ACCRUALS FOR LOAN LOSS RESERVE AND EXPENSES. Main Street and Piedmont will cooperate with Yadkin and will make such appropriate accounting entries in their books and records and take such other actions as Main Street and Piedmont shall, in their sole discretion, deem to be necessary or desirable in anticipation of the Merger, including without limitation additional provisions to Piedmont's Loan Loss Reserve or accruals or the creation of reserves for employee benefit and expenses related to the transactions described in this Agreement; provided, however, that notwithstanding any provision of this Agreement to the contrary, and except as otherwise agreed to by Main Street and Yadkin, Main Street and Piedmont shall not be required to make any such accounting entries until immediately prior to the Closing.

            (f) ACCESS. Main Street and Piedmont agree that, following the date of this Agreement and to and including the Effective Time, it will provide Yadkin and its respective employees, accountants, legal counsel, environmental consultants or other representatives access to all its books, records, files and other information (whether maintained electronically or otherwise), to all its properties and facilities, and to all its employees, accountants, legal counsel and consultants, as Yadkin shall, in its sole discretion, consider to be necessary or appropriate; provided, however, that any investigation or reviews conducted by or on behalf of Yadkin shall be performed in such a manner as will not interfere unreasonably with Main Street's or Piedmont's normal operations or with their relationships with their customers or employees, and shall be conducted in accordance with procedures established by the parties.

            (g) DEPOSIT LIABILITIES. Following the date of this Agreement and up to the Effective Time, Piedmont will make pricing decisions with respect to its deposit accounts in a manner consistent with its past practices based on competition and prevailing market rates in its banking markets.


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            (h) FURTHER ACTION; INSTRUMENTS OF TRANSFER. Main Street and
Piedmont each covenants and agrees with Yadkin that it (i) will use its best efforts in good faith to take or cause to be taken all action required of it under this Agreement as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date; (ii) shall perform all acts and execute and deliver to Yadkin all documents or instruments required herein, or as otherwise shall be reasonably necessary or useful to or requested by Yadkin, in consummating such transactions; and, (iii) will cooperate with Yadkin in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

      4.02. NEGATIVE COVENANTS OF MAIN STREET AND PIEDMONT. Main Street and Piedmont hereby covenant and agree that, between the date hereof and the Effective Time, neither will do any of the following things or take any of the following actions without the prior written consent and authorization of Yadkin's President.

            (a) AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS. Neither Main Street nor Piedmont will amend their respective Articles of Incorporation or Bylaws.

            (b) CHANGE IN CAPITAL STOCK. Neither Main Street nor Piedmont will
(i) make any change in its authorized capital stock, or create any other or additional authorized capital stock or other securities; or (ii) issue (including any issuance of shares pursuant to a stock dividend or any issuance of any securities convertible into capital stock), sell, purchase, redeem, retire, reclassify, combine or split any shares of its capital stock or other securities, or enter into any agreement or understanding with respect to any such action. However, notwithstanding anything contained herein to the contrary, Main Street shall be permitted to issue shares of Main Street Common Stock in conjunction with the exercise of outstanding options referred to in Paragraph
2.05 hereof.

            (c) OPTIONS, WARRANTS AND RIGHTS. Main Street will not grant or issue any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into capital stock) or enter into any agreement or understanding with respect to any such action.

            (d) DIVIDENDS. Main Street will not declare or pay any dividends on its outstanding shares of capital stock or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders.

            (e) EMPLOYMENT, BENEFIT OR RETIREMENT AGREEMENTS OR PLANS. Except as required by law, neither Main Street nor Piedmont will (i) enter into or become bound by any oral or written contract, agreement or commitment for the employment or compensation of any director, officer, employee or consultant which is not immediately terminable by Main Street or Piedmont without cost or other liability on no more than 30 days' notice; (ii) adopt, enter into or become bound by any new or additional profit-sharing, bonus, incentive, change in control or "golden parachute," stock option, stock purchase, pension, retirement, insurance (hospitalization, life or other), paid leave (sick leave, vacation leave or other) or similar contract, agreement, commitment, understanding, plan or arrangement (whether formal or informal) with respect to or which provides for benefits for any of its current or former directors, officers, employees or


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consultants; or (iii) enter into or become bound by any contract with or commitment to any labor or trade union or association or any collective bargaining group.

            (f) INCREASE IN COMPENSATION; BONUSES. Neither Main Street nor Piedmont will increase the compensation or benefits of, or pay any bonus or other special or additional compensation to, any of its directors, officers, employees or consultants. However, notwithstanding anything contained herein to the contrary, prior to the Effective Time Main Street and Piedmont may make routine increases in the salaries of their employees at such times and in such amounts as shall be consistent with their customary salary administration and review policies and procedures.

            (g) ACCOUNTING PRACTICES. Neither Main Street nor Piedmont will make any changes in its accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by GAAP or governmental regulations).

            (h) ACQUISITIONS; ADDITIONAL BRANCH OFFICES. Neither Main Street nor Piedmont will directly or indirectly (i) acquire or merge with, or acquire any branch or all or any significant part of the assets of, any other person or entity; (ii) open any new branch office; or (iii) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction or the opening of a new branch office.

            (i) CHANGES IN BUSINESS PRACTICES. Except as may be required by Regulatory Authorities (including but not limited to the Commissioner, the FDIC and the FRB) or any other governmental or regulatory agency, or as shall be required by applicable law, regulation or this Agreement, Main Street and Piedmont will not (i) change in any material respect the nature of their business or the manner in which they conduct their business; (ii) discontinue any material portion or line of their business; or (iii) change in any material respect their lending, investment, asset-liability management or other material banking or business policies.

            (j) EXCLUSIVE MERGER AGREEMENT. Unless, due to a material change in circumstances after the date hereof, Main Street's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that any such action or inaction would violate the directors' duties or obligations as such to Main Street or to its shareholders, Main Street will not, directly, or indirectly through any person, (i) encourage, solicit or attempt to initiate or procure discussions, negotiations or offers with or from any person or entity (other than Yadkin) relating to a merger or other acquisition of Main Street or Piedmont or the purchase or acquisition of any stock of Main Street or Piedmont, any branch office of Piedmont or all or any significant part of Main Street's or Piedmont's assets, or provide assistance to any person in connection with any such offer; (ii) except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning Main Street or its business or Piedmont or its business, or afford to any other person or entity access to its properties, facilities, books or records; (iii) sell or transfer any branch office of Piedmont or all or any significant part of Main Street's or Piedmont's assets to any other person or entity; or


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(iv) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

            (k) ACQUISITION OR DISPOSITION OF ASSETS. Neither Main Street nor Piedmont will:

                  (i) Sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any real estate in any amount;

                  (ii) Sell or lease (as lessor), or enter into or become bound by any contract, agreement, option or commitment relating to the sale, lease (as lessor) or other disposition of, any equipment or any other fixed or capital asset (other than real estate) having a book value or a fair market value, whichever is greater, of more than $10,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

                  (iii) Purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any real property in any amount;

                  (iv) Purchase or lease (as lessee), or enter into or become bound by any contract, agreement, option or commitment relating to the purchase, lease (as lessee) or other acquisition of, any equipment or any other fixed asset (other than real estate) having a purchase price, or involving aggregate lease payments, in excess of $10,000 for any individual item or asset, or more than $25,000 in the aggregate for all such items or assets;

                  (v) Enter into any purchase or other commitment or contract for supplies or services which obligates Main Street or Piedmont for a period longer than 30 days;

                  (vi) Except in the ordinary course of its business consistent with its past practices, sell, purchase or repurchase, or enter into or become bound by any contract, agreement, option or commitment to sell, purchase or repurchase, any loan or other receivable or any participation in any loan or other receivable; or

                  (vii) Sell or dispose of, or enter into or become bound by any contract, agreement, option or commitment relating to the sale or other disposition of, any other asset (whether tangible or intangible, and including without limitation any trade name, trademark, copyright, service mark or intellectual property right or license); or assign its right to or otherwise give any other person its permission or consent to use or do business under the corporate name of Main Street or Piedmont or any name similar thereto; or release, transfer or waive any license or right granted to it by any other person to use any trademark, trade name, copyright, service mark or intellectual property right.


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            (l) DEBT; LIABILITIES. Except in the ordinary course of their business consistent with their past practices, neither Main Street nor Piedmont will (i) enter into or become bound by any promissory note, loan agreement or other agreement or arrangement pertaining to the borrowing of money; (ii) assume, guarantee, endorse or otherwise become responsible or liable for any obligation of any other person or entity; or (iii) incur any other liability or obligation (absolute or contingent).

            (m) LIENS; ENCUMBRANCES. Neither Main Street nor Piedmont will mortgage, pledge or subject any of its assets to, or permit any of its assets to become or, except for those liens or encumbrances Previously Disclosed to Yadkin, remain subject to, any lien or any other encumbrance (other than in the ordinary course of business consistent with its past practices in connection with securing public funds deposits or repurchase agreements).

            (n) WAIVER OF RIGHTS. Neither Main Street nor Piedmont will waive, release or compromise any rights in its favor against or with respect to any of its officers, directors or shareholders or members of families of officers, directors or shareholders, nor will Main Street or Piedmont waive, release or compromise any material rights against or with respect to any other person or entity except in the ordinary course of business and in good faith for fair value in money or money's worth.

            (o) OTHER CONTRACTS. Neither Main Street nor Piedmont will enter into or become bound by any contracts, agreements, commitments or understandings (other than those permitted elsewhere in this Paragraph 4.02) (i) for or with respect to any charitable contributions exceeding $30,000 in the aggregate; (ii) with any governmental or regulatory agency or authority; (iii) pursuant to which Main Street or Piedmont would assume, guarantee, endorse or otherwise become liable for the debt, liability or obligation of any other person or entity; (iv) which is entered into other than in the ordinary course of its business; or (v) which, in the case of any one contract, agreement, commitment or understanding, and whether or not in the ordinary course of its business, would obligate or commit Main Street or Piedmont to make expenditures over any period of time of more than $5,000 (other than contracts, agreements, commitments or understandings entered into in the ordinary course of Piedmont's lending operations).

            (p) DEPOSIT LIABILITIES. Piedmont will not make any material change in its current deposit policies and procedures or take any actions designed to materially increase or decrease the aggregate level of its deposits as of the date of this Agreement.

            (q) FORECLOSURES. In connection with any foreclosure of a mortgage or deed of trust securing a loan, neither Main Street nor Piedmont will bid for or purchase any real property which is covered by that mortgage or deed of trust or which is the subject of that foreclosure.


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                                    ARTICLE V
                               COVENANTS OF YADKIN

      5.01. AFFIRMATIVE COVENANTS OF YADKIN. Yadkin hereby covenants and agrees as follows with Main Street and Piedmont:

            (a) YADKIN SHAREHOLDERS' MEETING. Yadkin agrees to cause a meeting of its shareholders (the "Yadkin Shareholders' Meeting") to be duly called and held as soon as practicable after the date of this Agreement for the purpose of voting by Yadkin's shareholders on the approval of the Merger and the ratification and adoption of this Agreement. In connection with the call and conduct of, and all other matters relating to the Yadkin Shareholders' Meeting (including the solicitation of proxies), Yadkin will comply in all material respects with all provisions of applicable law and regulations and with its Articles of Incorporation and Bylaws.

                  Unless, due to a material change in circumstances after the date hereof, Yadkin's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that such a recommendation would violate the directors' duties or obligations as such to Yadkin or to its shareholders, Yadkin covenants that its Board of Directors will recommend to and actively encourage Yadkin's shareholders that they vote their shares of Yadkin Common Stock at the Yadkin Shareholders' Meeting in favor of ratification and approval of this Agreement and the Merger, and the Proxy Statement will so indicate and state that Yadkin's Board of Directors considers the Merger to be advisable and in the best interests of Yadkin and its shareholders.

            (b) CONDUCT OF BUSINESS PRIOR TO EFFECTIVE TIME. While the parties recognize that the operation of Yadkin until the Effective Time is the responsibility of Yadkin's Board of Directors and officers, Yadkin agrees that, between the date of this Agreement and the Effective Time, and except as otherwise provided herein or expressly agreed to in writing by Main Street's President, Yadkin will carry on its business in and only in the regular and usual course in substantially the same manner as such business heretofore was conducted, and, to the extent consistent with such business and within its ability to do so, Yadkin agrees that it will:

                  (i) preserve intact its present business organization, keep available its present officers and employees, and preserve its relationships with customers, depositors, creditors, correspondents, suppliers, and others having business relationships with it;

                  (ii) maintain all of its properties and equipment in customary repair, order and condition, ordinary wear and tear excepted;

                  (iii) maintain its books of account and records in the usual, regular and ordinary manner in accordance with sound business practices applied on a consistent basis;

                  (iv) comply in all material respects with all laws, rules and regulations applicable to it, its properties, assets or employees and to the conduct of its business;


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                  (v) continue to maintain in force insurance such as is
described in Paragraph 3.24; not modify any bonds or policies of insurance in effect as of the date hereof unless the same, as modified, provides substantially equivalent coverage; and, not cancel, allow to be terminated or, to the extent available, fail to renew, any such bond or policy of insurance unless the same is replaced with a bond or policy providing substantially equivalent coverage; and,

                  (vi) promptly provide to Main Street such information about its financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties, employees or operations, as Main Street reasonably shall request.

            (c) PERIODIC FINANCIAL AND OTHER INFORMATION. Following the date of this Agreement and until the Effective Time, Yadkin promptly will deliver to Main Street a copy of each report, registration, statement, or other communication or regulatory filing made with or to any Regulatory Authority simultaneous with the filing or making thereof.

            (d) NOTICE OF CERTAIN CHANGES OR EVENTS. Following the execution of this Agreement and up to the Effective Time, Yadkin promptly will notify Main Street in writing of and provide to it such information as it shall request regarding (i) any material adverse change in Yadkin's financial condition, results of operations, prospects, business, assets, loan portfolio, investments, properties or operations, or of the actual or prospective occurrence of any condition or event which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change; or (ii) the actual or prospective existence or occurrence of any condition or event which, with the lapse of time or otherwise, has caused or may or could cause any statement, representation or warranty of Yadkin herein to be or become inaccurate, misleading or incomplete in any material respect, or which has resulted or may or could cause, create or result in the breach or violation in any material respect of any of Yadkin's covenants or agreements contained herein or in the failure of any of the conditions precedent described in Paragraphs 7.01 and 7.03 hereof.

            (e) ACCESS. Yadkin agrees that, following the date of this Agreement and to and including the Effective Time, it will provide Main Street and Piedmont and their respective employees, accountants, legal counsel, environmental consultants or other representatives access to all its books, records, files and other information (whether maintained electronically or otherwise), to all its properties and facilities, and to all its employees, accountants, legal counsel and consultants, as Main Street or Piedmont shall, in their respective sole discretion, consider to be necessary or appropriate; provided, however, that any investigation or reviews conducted by or on behalf of Main Street or Piedmont shall be performed in such a manner as will not interfere unreasonably with Yadkin's normal operations or with its relationship with its customers or employees, and shall be conducted in accordance with procedures established by the parties; and, provided further, that neither Main Street nor Piedmont shall have any right of access to Yadkin's personnel files and records.

            (f) DEPOSIT LIABILITIES. Following the date of this Agreement, Yadkin will make pricing decisions with respect to its deposit accounts in a manner consistent with its past practices based on competition and prevailing market rates in its banking markets.


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            (g) FURTHER ACTION; INSTRUMENTS OF TRANSFER. Yadkin covenants and agrees with Main Street and Piedmont that it (i) will use its best efforts in good faith to take or cause to be taken all action required of it under this Agreement as promptly as practicable so as to permit the consummation of the transactions described herein at the earliest possible date; (ii) shall perform all acts and execute and deliver to Main Street and Piedmont all documents or instruments required herein, or as otherwise shall be reasonably necessary or useful to or requested by Main Street or Piedmont, in consummating such transactions; and, (iii) will cooperate with Main Street and Piedmont in every way in carrying out, and will pursue diligently the expeditious completion of, such transactions.

            (h) EMPLOYMENT OF OTHER MAIN STREET AND PIEDMONT EMPLOYEES. In the case of employees of Main Street and Piedmont other than those employees of Main Street and Piedmont that are party to an employment agreement set forth in Paragraph 2.25(a) hereof, and provided they remain employed by Main Street or Piedmont at the Effective Time, Yadkin will attempt in good faith to locate positions with Yadkin for which employment may be offered, and Yadkin will offer employment to as many of those employees as Yadkin, in its discretion, considers to be feasible. However, notwithstanding anything contained in this Agreement to the contrary, Yadkin shall not have any obligation to employ or provide employment to any employee of Main Street or Piedmont or to any particular number of such employees. Any employment so offered to an employee of Main Street or Piedmont shall be in such a position, at such location within Yadkin's branch system, and for such rate of compensation, as Yadkin shall determine in its sole discretion. Each such person's employment shall be on an "at-will" basis, and nothing in this Agreement shall be deemed to constitute an employment agreement with any such person or to obligate Yadkin to employ any such person for any specific period of time or in any specific position or to restrict Yadkin's right to terminate the employment of any such person at any time and for any reason satisfactory to it.

            (i) EMPLOYEE BENEFITS. Except as otherwise provided in this Agreement, any employee of Main Street or Piedmont who becomes an employee of Yadkin at the Effective Time (a "New Employee") shall be entitled to receive all employee benefits and to participate in all benefit plans provided by Yadkin on the same basis (including cost) and subject to the same eligibility and vesting requirements, and to the same conditions, restrictions and limitations, as generally are in effect and applicable to other newly hired employees of Yadkin. Each New Employee shall be given credit for his or her full years of service with Main Street or Piedmont for purposes of (i) eligibility for participation and vesting in Yadkin's Section 401(k) savings plan; and (ii) for all purposes under Yadkin's other benefit plans (including entitlement to vacation and sick leave). For purposes of Yadkin's health insurance coverage, a New Employee's participation will be without regard to pre-existing condition requirements under Yadkin's health insurance plan, provided that any such pre-existing condition at the Effective Time was covered under Main Street's or Piedmont's health insurance plan(s) at the Effective Time and the New Employee provides evidence of such previous coverage in a form satisfactory to Yadkin's health insurance carrier.


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

                  Any employee of Main Street or Piedmont who is not offered employment by Yadkin at the Effective Time will be permitted to obtain continued coverage through the exercise of his or her COBRA rights.

                  For the calendar year during which the Effective Time occurs, Yadkin will grant to each New Employee a number of days of sick leave and vacation leave, respectively, equal, in each case, to (i) the full number of such days to which the New Employee would be entitled for that year, based on his or her credited years of service and in accordance with Yadkin's standard leave policies, less (ii) the number of days of sick leave and vacation leave used by the New Employee as an employee of Main Street or Piedmont during that calendar year.

            (j) DIRECTORS. In accordance with the provisions of Paragraph 1.07 hereof, at the Effective Time Yadkin will cause each director of Main Street and Piedmont who is listed on Exhibit C hereto and who is in office at the Effective Time (but in no event more than a total of four (4) persons, one of whom shall be William A. Long) to be appointed a director of Yadkin. Each director's continued service as a director of Yadkin will be subject to the normal nomination and election processes. Each director of Piedmont as of the Effective Time who will not continue as a director of Yadkin after the Effective Time shall be appointed to the advisory board of Yadkin for Iredell and Mecklenburg Counties. Provided such person does not serve as a director, officer, employee or consultant to an entity reasonably deemed to compete with Yadkin in Iredell and Mecklenburg Counties, such person serving on the advisory board of Yadkin shall be entitled to receive for the three years following the Effective Time fees in an amount equal to the directors' fee schedule in effect for Piedmont as of the date of this Agreement. In lieu of such fees, such director may choose to be compensated through the purchase of an annuity for the benefit of such director as set forth in 7.02(h) of this Agreement, the terms of such annuity requiring the beneficiary to not compete with Yadkin as aforesaid.

            (k) "BLUE SKY" APPROVALS. Yadkin shall use its best efforts to take all actions, if any, required by applicable state securities or "blue sky" laws
(i) to cause the Yadkin Common Stock issued at the Effective Time, at the time of the issuance thereof, to be duly qualified or registered (unless exempt) under such laws, or to cause all conditions to any exemptions from qualification or registration thereof under such laws to have been satisfied; and (ii) to obtain any and all other approvals or consents to the issuance of the Yadkin Common Stock that are required under state or federal law.

            (l) PRESERVATION OF NAME. To the fullest extent permitted under North Carolina law, Yadkin will preserve the name "Main Street BankShares, Inc." upon consummation of the Merger.

      5.02. NEGATIVE COVENANTS OF YADKIN. Yadkin hereby covenants and agrees that, between the date hereof and the Effective Time, it will not do any of the following things or take any of the following actions without the prior written consent and authorization of Main Street's President.


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

            (a) AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS. Yadkin will not amend its Articles of Incorporation or Bylaws.

            (b) CHANGE IN CAPITAL STOCK. Yadkin will not (i) make any change in its authorized capital stock, or create any other or additional authorized capital stock or other securities; or (ii) issue (including any issuance of shares pursuant to a stock dividend or any issuance of any securities convertible into capital stock), sell, purchase, redeem, retire, reclassify, combine or split any shares of its capital stock or other securities, or enter into any agreement or understanding with respect to any such action. However, notwithstanding anything contained herein to the contrary, Yadkin shall be permitted to issue shares of Yadkin Common Stock in conjunction with the exercise of outstanding options referred to in Paragraph 3.05 hereof.

            (c) OPTIONS, WARRANTS AND RIGHTS. Yadkin will not grant or issue any options, warrants, calls, puts or other rights of any kind relating to the purchase, redemption or conversion of shares of its capital stock or any other securities (including securities convertible into capital stock) or enter into any agreement or understanding with respect to any such action. However, notwithstanding anything contained herein to the contrary, following the date of this Agreement Yadkin may grant additional options to purchase shares of Yadkin Common Stock pursuant to its existing employee and/or director stock option plans.

            (d) DIVIDENDS. Yadkin will not declare or pay any dividends on its outstanding shares of capital stock or make any other distributions on or in respect of any shares of its capital stock or otherwise to its shareholders, provided however, that Yadkin may continue to pay its regular quarterly cash dividends.

            (e) ACCOUNTING PRACTICES. Yadkin will not make any changes in its accounting methods, practices or procedures or in depreciation or amortization policies, schedules or rates heretofore applied (except as required by GAAP or governmental regulations). However, notwithstanding anything contained herein to the contrary, following the date of this Agreement Yadkin may change from the cash to the accrual method of accounting for income tax purposes.

            (f) ACQUISITIONS; ADDITIONAL BRANCH OFFICES. Yadkin will not directly or indirectly (i) acquire or merge with, or acquire substantially all of the assets of, any other person or entity; or (ii) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

            (g) CHANGES IN BUSINESS PRACTICES. Except as may be required by the Commissioner, the FDIC, the FRB, Regulatory Authorities or any other governmental or regulatory agency, or as shall be required by applicable law, regulation or this Agreement, Yadkin will not (i) change in any material respect the nature of its business; (ii) discontinue any material portion or line of its business; or (iii) change in any material respect its lending, investment, asset-liability management or other material banking or business policies.


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

            (h) EXCLUSIVE MERGER AGREEMENT. Unless, due to a material change in circumstances after the date hereof, Yadkin's Board of Directors reasonably believes in good faith, based on the written opinion of its legal counsel, that any such action or inaction would violate the directors' duties or obligations as such to Yadkin or to its shareholders, Yadkin will not, directly, or indirectly through any person, (i) encourage, solicit or attempt to initiate or procure discussions, negotiations or offers with or from any person or entity (other than Main Street or Piedmont) relating to a merger or other acquisition of Yadkin or the purchase or acquisition of any Yadkin Common Stock (except as provided in Paragraph 5.02(b) above), or substantially all of Yadkin's assets, or provide assistance to any person in connection with any such offer; (ii) except to the extent required by law, disclose to any person or entity any information not customarily disclosed to the public concerning Yadkin or its business, or afford to any other person or entity access to its properties, facilities, books or records; (iii) sell or transfer all or substantially all of Yadkin's assets to any other person or entity; or (iv) enter into or become bound by any contract, agreement, commitment or letter of intent relating to, or otherwise take or agree to take any action in furtherance of, any such transaction.

            (i) DEPOSIT LIABILITIES. Yadkin will not make any material change in its current deposit policies and procedures or take any actions designed to materially increase or decrease the aggregate level of its deposits as of the date of this Agreement.

                                   ARTICLE VI
                              ADDITIONAL AGREEMENTS

      6.01. PREPARATION AND DISTRIBUTION OF PROXY STATEMENT/OFFERING CIRCULAR. Yadkin and Main Street jointly will prepare a joint proxy statement/offering circular (the "Proxy Statement/Offering Circular") for distribution to Yadkin's and Main Street's shareholders as Yadkin's proxy statement relating to Yadkin's solicitation of proxies for use at the Yadkin Shareholders' Meeting, Main Street's proxy statement relating to Main Street's solicitation of proxies for use at the Main Street Shareholders' Meeting and as Yadkin's offering circular relating to its offer and distribution of Yadkin Common Stock to Main Street's shareholders as described in this Agreement. The Proxy Statement/Offering Circular shall, in all material respects, be prepared in such form and contain or be accompanied by such information regarding the Yadkin Shareholders Meeting, the Main Street Shareholders' Meeting, this Agreement, the parties hereto, the Merger, the Bank Merger and other transactions described herein as is required by regulations of the Securities and Exchange Commission (the "SEC") applicable to Yadkin and Main Street or otherwise as shall be agreed upon by Yadkin and Main Street.

            Yadkin and Main Street will mail the Proxy Statement/Offering Circular to their shareholders on a date mutually agreed upon by Yadkin and Main Street not less than twenty (20) days prior to the scheduled date of the Yadkin Shareholders' Meeting and the date of the Main Street Shareholders' Meeting, whichever is earlier; provided, however, that no such materials shall be mailed to Yadkin's shareholders or Main Street's shareholders unless and until Yadkin shall have received the authorization of the FDIC, Main Street shall have received the authorization of the SEC, and Main Street and Yadkin shall have agreed on the form and content of such materials.


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

      6.02. REGULATORY APPROVALS. Yadkin, Piedmont and Main Street each agrees with the others that, as soon as practicable following the date of this Agreement, it will prepare and file, or cause to be prepared and filed, all applications required to be filed by it under applicable law and regulations for approvals by Regulatory Authorities of the Merger, the Bank Merger or other transactions described in this Agreement, including without limitation any required applications for the approval of the Commissioner, the FDIC, the FRB and the North Carolina Banking Commission (the "Commission"). Yadkin, Piedmont and Main Street each agrees (i) to use its best efforts in good faith to obtain all necessary approvals of Regulatory Authorities required for consummation of the Merger and other transactions described herein; and (ii) before the filing of any such application required to be filed, to give each other party an opportunity to review and comment on the form and content of such application. Should the appearance of any of the officers, directors, employees, financial advisors or counsel of Yadkin, Piedmont or Main Street be requested by each other or by any Regulatory Authority at any hearing in connection with any such application, it will use its best efforts to arrange for such appearance.

      6.03. INFORMATION FOR PROXY STATEMENT/OFFERING CIRCULAR AND APPLICATIONS FOR REGULATORY APPROVALS. Yadkin, Piedmont and Main Street each covenants with the other that (i) it will cooperate with the other parties in the preparation of the Proxy Statement/Offering Circular, and applications for required approvals of Regulatory Authorities, and it will promptly respond to requests by the other parties and their legal counsel for information, and will provide all information, documents, financial statements or other material, that is required for, or that may be reasonably requested by any other party for inclusion in, any such document; and (ii) none of the information provided by it for inclusion in any of such documents, at the time of the mailing of those materials to Main Street's and Yadkin's shareholders, or at the time of receipt of any such required approval of a Regulatory Authority, as the case may be, will contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

      6.04. EXPENSES. Subject to the provisions of Paragraph 8.03, and whether or not this Agreement shall be terminated or the Merger or the Bank Merger shall be consummated, Yadkin, Piedmont and Main Street each agrees to pay its own legal, accounting and financial advisory fees and all its other costs and expenses incurred or to be incurred in connection with the execution and performance of its obligations under this Agreement, or otherwise in connection with this Agreement and the transactions described herein (including without limitation all accounting fees, legal fees, consulting or advisory fees, filing fees, printing and mailing costs, and travel expenses). For purposes of this Agreement, expenses associated with the printing and mailing of the Proxy Statement/Offering Circular described in Paragraph 6.01, and with the Tax Opinion described in Paragraph 6.10, shall be deemed to have been incurred by Yadkin and Main Street equally. Expenses owed to The Carson Medlin Company, including its fees for rendering the "Main Street Fairness Opinion" described in Paragraph 7.01(d)(ii), shall be deemed to have been incurred solely by Main Street. Expenses owed to Sterne, Agee & Leach, Inc. including its fees for rendering the "Yadkin Fairness Opinion" described in Paragraph 7.01(d)(i) shall be deemed to have been incurred solely by Yadkin.


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

      6.05. ANNOUNCEMENTS. Yadkin, Piedmont and Main Street each agrees that no persons other than the parties to this Agreement are authorized to make any public announcements or statements about this Agreement or any of the transactions described herein, and that, without the prior review and consent of the other parties (which consent shall not unreasonably be denied or delayed), it will not make any public announcement, statement or disclosure as to the terms and conditions of this Agreement or the transactions described herein, except for such disclosures as may be required incidental to obtaining the required approval of any Regulatory Authority to the consummation of the transactions described herein. However, notwithstanding anything contained herein to the contrary, neither Yadkin, Piedmont nor Main Street shall be required to obtain the prior consent of the other parties for any such disclosure which it, in good faith and upon the advice of its legal counsel, believes is required by law.

      6.06. REAL PROPERTY MATTERS.

            (a) Yadkin, at its own option or expense, may cause to be conducted
(i) a title examination, physical survey, zoning compliance review, and structural inspection of the Main Street Real Property and improvements thereon (the "Property Examination"); and (ii) site inspections, historic reviews, regulatory analyses, and Phase 1 environmental assessments of the Main Street Real Property, together with such other studies, testing and intrusive sampling and analyses as Yadkin shall deem necessary or desirable (the "Environmental Survey").

            (b) If, in the course of the Property Examination or Environmental Survey, Yadkin discovers a "Material Defect" (as defined below) with respect to the Main Street Real Property, Yadkin will give prompt written notice thereof to Main Street describing the facts or conditions constituting the Material Defect, and Yadkin shall have the option exercisable upon written notice to Main Street to (i) waive the Material Defect; or (ii) terminate this Agreement.

            (c) For purposes of this Agreement, a "Material Defect" shall include:

                  (i) the existence of any lien (other than the lien of real property taxes not yet due and payable), encumbrance, zoning restriction, easement, covenant, or other restriction, title imperfection or title irregularity, or the existence of any facts or conditions that constitute a breach of Main Street's or Piedmont's representations and warranties contained in Paragraph 2.16 or 2.21, in either such case that Yadkin reasonably believes will affect its use of any parcel of the Main Street Real Property for the purpose for which it currently is used or the value or marketability of any parcel of the Main Street Real Property, or as to which Yadkin otherwise objects; or

                  (ii) the existence of any structural defects or conditions of disrepair in the improvements on the Main Street Real Property (including any equipment, fixtures or other components related thereto) that Yadkin reasonably believes would cost an aggregate of $50,000 or more to repair, remove or correct as to all such Main Street Real Property; or

                  (iii) the existence of facts or circumstances relating to any of the Main Street Real Property reflecting that (A) there likely has been a discharge, disposal, release, threatened release, or emission by any person of any Hazardous Substance (as such term is


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

defined in Paragraph 2.21(a)(ii) hereof) on, from, under, at, or relating to the Main Street Real Property; or (B) any action has been taken or not taken, or a condition or event likely has occurred or exists, with respect to the Main Street Real Property which constitutes or would constitute a violation of any Environmental Laws or any contract or other agreement between Main Street or Piedmont and any other person or entity, as to which, in either such case, Yadkin reasonably believes, based on the advice of legal counsel or other consultants, that Main Street or Piedmont could become responsible or liable, or that Main Street or Piedmont could become responsible or liable following the Effective Time, for assessment, removal, remediation, monetary damages, or civil, criminal or administrative penalties or other corrective action and in connection with which the amount of expense or liability which Main Street or Piedmont could incur, or for which Main Street or Piedmont could become responsible or liable, following consummation of the Merger at any time or over any period of time could equal or exceed an aggregate of $50,000 or more as to all such Main Street Real Property.

      6.07. TREATMENT OF STOCK OPTIONS. Yadkin and Main Street agree that, as of the Effective Time, all outstanding options to purchase shares of Main Street Common Stock referenced in Paragraph 2.05 (each a "Main Street Option" and collectively the "Main Street Options") shall be assumed by Yadkin on their then current terms and conditions and be converted into options to purchase shares of Yadkin Common Stock, such conversion to be made such that following the Effective Time each Main Street Option will represent an option to purchase 1.68 shares of Yadkin Common Stock for every one (1) share of Main Street Common Stock covered by such Main Street Option prior to the Effective Time. Main Street and Piedmont will obtain from each person who holds a Main Street Option, and will deliver to Yadkin at the Closing, a written agreement in a form specified by Yadkin confirming and agreeing to the conversion of such person's Main Street Option as described above with an appropriate adjustment of the exercise price of the option.

      6.08. TREATMENT OF 401(k) PLAN. As may be agreed upon mutually by both Main Street and Yadkin, Main Street's Section 401(k) plan will either be:

            (i) terminated, in which case each participant in Main Street's plan on the termination date may elect, upon completion of the termination and the final liquidation of the plan, to receive a distribution of the assets credited to his or her plan account at that time or, if the participant has become a participant in Yadkin's Section 401(k) plan, to have those assets credited as a "roll-over" to the participant's plan account under Yadkin' plan; or,

            (ii) merged into Yadkin's Section 401(k) plan.

      Main Street and Piedmont agree that, prior to the Effective Time, they will take or cause to be taken such actions as Yadkin shall reasonably consider to be necessary or desirable in connection with or to effect or facilitate any such plan termination or merger. Yadkin agrees that it will assume, as of the Effective Time, any and all administrative and fiduciary duties of Main Street with respect to the day-to-day operation of Main Street's plan, including duties relating to filings with the Internal Revenue Service relating to the plan.


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

      6.09. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. Yadkin and Main Street agree that, to the extent the same can be purchased at a cost to which they both agree, then immediately prior to the Effective Time Main Street shall purchase "tail" coverage, effective at the Effective Time, under and in the same amount of coverage as is provided by its then current directors' and officers' liability insurance policy.

      6.10. TAX OPINION. Yadkin and Main Street agree to use their best efforts to cause the Bank Merger, the Merger, and the conversion of outstanding shares of Main Street Common Stock into shares of Yadkin Common Stock, on the terms contained in this Agreement, to be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code and to obtain from Dixon Odom PLLC a written opinion (the "Tax Opinion"), addressed jointly to the Boards of Directors of Yadkin and Main Street, to the foregoing effect.

                                   ARTICLE VII
                         CONDITIONS PRECEDENT TO MERGER

      7.01. CONDITIONS TO ALL PARTIES' OBLIGATIONS. Notwithstanding any other provision of this Agreement to the contrary, the obligations of each of the parties to this Agreement to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or prior to the Closing Date.

            (a) APPROVAL BY REGULATORY AUTHORITIES; DISADVANTAGEOUS CONDITIONS.
(i) The Merger, the Bank Merger and other transactions described in this Agreement shall have been approved, to the extent required by law, by the FDIC, the FRB, the Commissioner, the Commission, and by all other Regulatory Authorities having jurisdiction over such transactions; (ii) no Regulatory Authority shall have objected to or withdrawn its approval of such transactions or imposed any condition on such transactions or its approval thereof, which condition is reasonably deemed by Main Street or Yadkin to so adversely impact the economic or business benefits of this Agreement to Main Street, Piedmont or Yadkin as to render it inadvisable for Main Street, Piedmont or Yadkin to consummate the Merger or the Bank Merger; (iii) the 15-day or 30-day waiting period, as applicable, required following necessary approvals by the FDIC and the FRB for review of the transactions described herein by the United States Department of Justice shall have expired, and, in connection with any such review, no objection to the Merger or the Bank Merger shall have been raised; and (iv) all other consents, approvals and permissions, and the satisfaction of all of the requirements prescribed by law or regulation, necessary to the carrying out of the transactions contemplated herein shall have been procured.


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            (b) ADVERSE PROCEEDINGS, INJUNCTION, ETC. There shall not be (i) any order, decree or injunction of any court or agency of competent jurisdiction which enjoins or prohibits the Merger, the Bank Merger or any of the other transactions described in this Agreement or any of the parties hereto from consummating any such transaction; (ii) any pending or threatened investigation of the Merger, the Bank Merger or any of such other transactions by the United States Department of Justice, or any actual or threatened litigation under federal antitrust laws relating to the Merger, the Bank Merger or any other such transaction; (iii) any suit, action or proceeding by any person (including any governmental, administrative or regulatory agency), pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit Yadkin, Piedmont or Main Street from consummating the Merger or the Bank Merger or carrying out any of the terms or provisions of this Agreement; or (iv) any other suit, claim, action or proceeding pending or threatened against Yadkin, Piedmont or Main Street or any of their respective officers or directors which shall reasonably be considered by Yadkin, Piedmont or Main Street to be materially burdensome in relation to the proposed Merger or Bank Merger or materially adverse in relation to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of any party hereto, and which has not been dismissed, terminated or resolved to the satisfaction of all parties hereto within 90 days of the institution or threat thereof.

            (c) APPROVAL BY BOARDS OF DIRECTORS AND SHAREHOLDERS. The respective Boards of Directors of Yadkin, Piedmont and Main Street shall have duly approved, adopted and ratified this Agreement by appropriate resolutions, the shareholders of Yadkin shall have duly approved, ratified and adopted this Agreement at the Yadkin Shareholders' Meeting, the shareholders of Main Street shall have duly approved, ratified and adopted this Agreement at the Main Street Shareholders' Meeting and Main Street, acting in its capacity as the sole shareholder of Piedmont, shall have duly approved, ratified and adopted this Agreement, all to the extent required by and in accordance with the provisions of this Agreement, applicable law, and applicable provisions of their respective Articles of Incorporation and Bylaws.

            (d) FAIRNESS OPINIONS.

                  (i) Yadkin shall have received from Sterne, Agee & Leach, Inc. a written opinion (the "Yadkin Fairness Opinion") to the effect that the Merger is fair, from a financial point of view, to Yadkin and its shareholders; and, Sterne, Agee & Leach, Inc. shall have delivered a letter to Yadkin, dated as of a date within five business days preceding the Closing Date, to the effect that it remains its opinion that the terms of the Merger are fair, from a financial point of view, to Yadkin and its shareholders.

                  (ii) Main Street shall have received from The Carson Medlin Company, a written opinion (the "Main Street Fairness Opinion") to the effect that the consideration received by Main Street's shareholders is fair, from a financial point of view, to Main Street and its shareholders; and The Carson Medlin Company shall have delivered a letter to Main Street, dated as of a date within five business days preceding the Closing Date, to the effect that it remains its opinion that the terms of the Merger are fair, from a financial point of view, to Main Street and its shareholders.


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            (e) TAX OPINION. Yadkin and Main Street shall have received the Tax
Opinion from Dixon Odom PLLC in form satisfactory to each of them.

            (f) WAIVER OF CHANGE IN CONTROL. Each employee of Main Street or Piedmont that has entered into an employment agreement described in Paragraph 2.25(a) hereof shall have entered into a written agreement with Main Street and Piedmont stating that the transactions described herein, including but not limited to the Merger and the Bank Merger, shall not constitute a "Change in Control" for purposes of such employment agreement.

            (g) NO TERMINATION OR ABANDONMENT. This Agreement shall not have been terminated or abandoned by any party hereto.

            (h) ARTICLES OF MERGER; OTHER ACTIONS. Separate Articles of Merger described in Paragraph 1.09 of this Agreement pertaining to the Merger and the Bank Merger shall have been duly executed by Yadkin and filed with the North Carolina Secretary of State as provided in that Paragraph.

      7.02. ADDITIONAL CONDITIONS TO YADKIN'S OBLIGATIONS. Notwithstanding any other provision of this Agreement to the contrary, Yadkin's separate obligation to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or before the Closing Date:

            (a) MATERIAL ADVERSE CHANGE. There shall not have occurred any material adverse change in the consolidated financial condition or results of operations of Main Street, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change.

            (b) COMPLIANCE WITH LAWS. Main Street and Piedmont shall have complied in all material respects with all federal and state laws and regulations applicable to them in connection with the transactions described in this Agreement where the violation of or failure to comply with any such law or regulation could or may have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Main Street or Piedmont, or of Yadkin after the Effective Time, or on Main Street's or Piedmont's ability to consummate the Merger or the Bank Merger.


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            (c) MAIN STREET'S AND PIEDMONT'S REPRESENTATIONS AND WARRANTIES AND
PERFORMANCE OF AGREEMENTS; OFFICERS' CERTIFICATE. Unless waived in writing by Yadkin as provided in Paragraph 10.02 hereof, each of the representations and warranties of Main Street and Piedmont contained in this Agreement shall have been true and correct in all material respects as of the date hereof, and they shall remain true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, except (i) for changes which are not, in the aggregate, material and adverse to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Main Street or Piedmont or to Main Street's or Piedmont's ability to consummate the Merger, the Bank Merger and other transactions described herein; and (ii) as otherwise contemplated by this Agreement; and Main Street and Piedmont each shall have performed in all material respects all of its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

            Yadkin shall have received a certificate dated as of the Closing Date and executed by the President and CEO and the Chief Financial Officer of Main Street and Piedmont to the effect that the conditions of this subparagraph have been met and as to such other matters as may be reasonably requested by Yadkin.

            (d) LEGAL OPINION OF MAIN STREET'S COUNSEL. Yadkin shall have received the written legal opinion of Maupin Taylor & Ellis P.A., counsel for Main Street and Piedmont, dated as of the Closing Date and in form and substance reasonably satisfactory to Yadkin.

            (e) OTHER DOCUMENTS AND INFORMATION. Main Street and Piedmont shall have provided to Yadkin correct and complete copies (certified by their respective Secretaries) of resolutions of their respective Boards of Directors and shareholders pertaining to approval of this Agreement and the Merger and other transactions contemplated herein, together with a certificate of the incumbency of their officers who executed this Agreement or any other documents delivered to Yadkin in connection with the Closing.

            (f) ACCEPTANCE BY YADKIN'S COUNSEL. The form and substance of all legal matters described in this Agreement or related to the transactions contemplated herein shall be reasonably acceptable to Yadkin's legal counsel.

            (g) OPTION PLAN MATTERS. Main Street and Piedmont shall have delivered to Yadkin the written agreement of each individual holder of the Main Street Options, as required by Paragraph 6.07.

            (h) Each of the officers and directors of Piedmont who are beneficiaries under certain policies of bank owned life insurance purchased by Piedmont ("BOLI"), shall have executed a waiver of their rights under BOLI provided, however, that each of the directors of Piedmont, whose terms will end as a director of Piedmont at the Effective Time, will have the option of causing Yadkin to purchase an annuity in his name for an amount equal to, and in lieu of, the director's fees to be received pursuant to 5.01(j) hereof and, provided further, that any officer executing a waiver shall not be in a disadvantageous position as a result of said waiver as reasonably determined by Yadkin.


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      7.03. ADDITIONAL CONDITIONS TO MAIN STREET'S AND PIEDMONT'S OBLIGATIONS.
Notwithstanding any other provision of this Agreement to the contrary, Main Street's and Piedmont's separate obligations to consummate the transactions described herein shall be conditioned upon the satisfaction of each of the following conditions precedent on or before the Closing Date:

            (a) MATERIAL ADVERSE CHANGE. There shall not have occurred any material adverse change in the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Yadkin, and there shall not have occurred any event or development, and there shall not exist any condition or circumstance which, with the lapse of time or otherwise, may or could cause, create or result in any such material adverse change.

            (b) COMPLIANCE WITH LAWS. Yadkin shall have complied in all material respects with all federal and state laws and regulations applicable to it in connection with the transactions described in this Agreement and where the violation of or failure to comply with any such law or regulation could or may have a material adverse effect on the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Yadkin after the Effective Time, or on Yadkin's ability to consummate the Merger or the Bank Merger.

            (c) YADKIN'S REPRESENTATIONS AND WARRANTIES AND PERFORMANCE OF AGREEMENTS; OFFICERS' CERTIFICATE. Unless waived in writing by Main Street or Piedmont as provided in Paragraph 10.02, each of the representations and warranties of Yadkin contained in this Agreement shall have been true and correct in all material respects as of the date hereof, and they shall remain true and correct at and as of the Closing Date with the same force and effect as though made on and as of such date, except (i) for changes which are not, in the aggregate, material and adverse to the financial condition, results of operations, prospects, businesses, assets, loan portfolio, investments, properties or operations of Yadkin or to Yadkin's ability to consummate the Merger, the Bank Merger and other transactions described herein: and (ii) as otherwise contemplated by this Agreement; and, Yadkin shall have performed in all material respects all its obligations, covenants and agreements hereunder to be performed by it on or before the Closing Date.

            Main Street shall have received a certificate dated as of the Closing Date and executed by Yadkin's President and CEO and Chief Financial Officer to the effect that the conditions of this subparagraph have been met and as to such other matters as may be reasonably requested by Main Street.

            (d) LEGAL OPINION OF YADKIN'S COUNSEL. Main Street shall have received the written legal opinion of Gaeta & Glesener, P.A., counsel to Yadkin, dated as of the Closing Date and in form and substance reasonably satisfactory to Main Street.


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            (e) OTHER DOCUMENTS AND INFORMATION. Yadkin shall have provided to
Main Street correct and complete copies (all certified by Yadkin's Secretary) of Yadkin's Articles of Incorporation and Bylaws, and resolutions of its Board of Directors and shareholders pertaining to approval of this Agreement and the Merger and other transactions contemplated herein, together with a certificate as to the incumbency of Yadkin's officers who executed this Agreement or any other documents delivered to Main Street or Piedmont in connection with the Closing.

            (f) ACCEPTANCE BY MAIN STREET'S COUNSEL. The form and substance of all legal matters described in this Agreement or related to the transactions contemplated herein shall be reasonably acceptable to Main Street's legal counsel.

                                  ARTICLE VIII
                          TERMINATION; BREACH; REMEDIES

      8.01. MUTUAL TERMINATION. At any time prior to the Effective Time (and whether before or after approval hereof by the shareholders of Yadkin or Main Street), this Agreement may be terminated by the mutual agreement of Main Street and Yadkin. Upon any such mutual termination, all obligations of Yadkin, Piedmont and Main Street hereunder shall terminate and each party shall pay its own costs and expenses as provided in Paragraph 6.04.

      8.02. UNILATERAL TERMINATION. Prior to the Effective Time, this Agreement may be terminated by either Main Street or Yadkin (whether before or after approval hereof by Yadkin's shareholders or Main Street's shareholders) upon written notice to the other parties in the manner provided herein and under the circumstances described below.

            (a) TERMINATION BY MAIN STREET AND PIEDMONT. This Agreement may be terminated by Main Street by action of its Board of Directors:

                  (i) if any of the conditions to the obligations of Main Street or Piedmont set forth in Paragraphs 7.01 and 7.03 shall not have been satisfied in all material respects or effectively waived in writing by Main Street by June 30, 2002 (except to the extent that the failure of such condition to be satisfied has been caused by the failure of Main Street or Piedmont to satisfy any of its obligations, covenants or agreements contained herein);

                  (ii) if Yadkin shall have violated or failed to fully perform any of its obligations, covenants or agreements contained in Articles V or VI herein in any material respect;

                  (iii) if Main Street or Piedmont determines at any time that any of Yadkin's representations or warranties contained in Article III hereof or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made or would have been false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person, or that there has occurred any event or development or that there exists any condition or circumstance which has caused or, with the lapse of time or otherwise,


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may or could cause any such representations or warranties to become false or misleading in any material respect or that would cause any such representation or warranty to become false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person;

                  (iv) if, notwithstanding Main Street's and Piedmont's satisfaction of their respective obligations under Paragraphs 6.01 and 6.03, Main Street's shareholders do not ratify and approve this Agreement and the Merger at the Main Street Shareholders' Meeting, or if the Yadkin Shareholders' Meeting is not held by June 30, 2002; or

                  (v) if the Merger shall not have become effective on or before September 30, 2002 or such later date as shall be mutually agreed upon in writing by Main Street and Yadkin.

                  However, before Main Street may terminate this Agreement for any of the reasons specified above in (i), (ii) or (iii) of this Paragraph 8.02(a), it shall give written notice to Yadkin in the manner provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by Main Street shall not become effective if, within 30 days following the giving of such notice, Yadkin shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of Main Street. In the event Yadkin cannot or does not cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of Main Street within such notice period, termination of this Agreement by Main Street thereafter shall be effective upon its giving of written notice thereof to Yadkin in the manner provided herein.

            (b) TERMINATION BY YADKIN. Prior to the Effective Time, this Agreement may be terminated by Yadkin:

                  (i) if any of the conditions to the obligations of Yadkin set forth in Paragraphs 7.01 and 7.02 shall not have been satisfied in all material respects or effectively waived in writing by Yadkin by June 30, 2002 (except to the extent that the failure of such condition to be satisfied has been caused by the failure of Yadkin to satisfy any of its obligations, covenants or agreements contained herein);

                  (ii) if Main Street or Piedmont shall have violated or failed to fully perform any of their respective obligations, covenants or agreements contained in Articles IV or VI herein in any material respect;

                  (iii) if Yadkin determines that any of Main Street's or Piedmont's respective representations and warranties contained in Article II hereof or in any other certificate or writing delivered pursuant to this Agreement shall have been false or misleading in any material respect when made or would have been false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person, or that there has occurred any event or development or that there exists any condition or circumstance which has caused or, with the lapse of time or otherwise,


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

may or could cause any such representations or warranties to become false or misleading in any material respect or that would cause any such representation or warranty to become false or misleading in any material respect except for the fact that the representation or warranty was limited to or qualified based on the Best Knowledge of any person;

                  (iv) if, notwithstanding Yadkin's satisfaction of its obligations contained in Paragraphs 6.01 and 6.03, its shareholders do not ratify and approve this Agreement and approve the Merger at the Yadkin Shareholders' Meeting, or the Main Street shareholders' Meeting is not held by June 30, 2002; or

                  (v) if the Merger shall not have become effective on or before September 30, 2002, or such later date as shall be mutually agreed upon in writing by Main Street and Yadkin.

                  However, before Yadkin may terminate this Agreement for any of the reasons specified above in clause (i), (ii) or (iii) of this Paragraph 8.02(b), it shall give written notice to Main Street in the manner provided herein stating its intent to terminate and a description of the specific breach, default, violation or other condition giving rise to its right to so terminate, and, such termination by Yadkin shall not become effective if, within 30 days following the giving of such notice, Main Street or Piedmont shall cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of Yadkin. In the event Main Street or Piedmont cannot or does not cure such breach, default or violation or satisfy such condition to the reasonable satisfaction of Yadkin within such notice period, termination of this Agreement by Yadkin thereafter shall be effective upon its giving of written notice thereof to Main Street in the manner provided herein.

      8.03. BREACH; REMEDIES. Except as otherwise provided below, (i) in the event of a breach by Yadkin of any of its representations or warranties contained in Article III of this Agreement or in any other certificate or writing delivered pursuant to this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then Main Street's and Piedmont's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02(a) or, in the case of a failure to perform or violation of any obligations, agreements or covenants, to seek specific performance thereof; and (ii) in the event of any such termination of this Agreement by Main Street or Piedmont due to a failure by Yadkin to perform any of its obligations, agreements or covenants contained in Articles V or VI of this Agreement, then Yadkin shall be obligated to reimburse Main Street and Piedmont for up to (but not more than) $200,000 in expenses described in Paragraph 6.04 which actually have been incurred by Main Street and Piedmont.

            Likewise, and except as otherwise provided below, (i) in the event of a breach by Main Street or Piedmont of any of its representations or warranties contained in Article II of this Agreement, or in the event of its failure to perform or violation of any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then Yadkin's sole right and remedy shall be to terminate this Agreement prior to the Effective Time as provided in Paragraph 8.02(b), or, in the case of a failure to perform or violation of any obligations,


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agreements or covenants, to seek specific performance thereof; and (ii) in the event of any such termination of this Agreement by Yadkin due to a failure by Main Street or Piedmont to perform any of its obligations, agreements or covenants contained in Articles IV or VI of this Agreement, then Main Street or Piedmont shall be obligated to reimburse Yadkin for up to (but not more than) $200,000 in expenses described in Paragraph 6.04 which actually have been incurred by Yadkin, plus the amount set forth in Paragraph 10.16 hereof, should the provisions of that Paragraph be applicable.

            Notwithstanding any provision of this Agreement to the contrary, if any party to this Agreement breaches this Agreement by willfully or intentionally failing to perform or violating any of its obligations, agreements or covenants contained in Articles IV, V or VI of this Agreement, such party shall be obligated to pay all expenses of the other parties described in Paragraph 6.04, together with other damages recoverable at law or in equity.

                                   ARTICLE IX
                                 INDEMNIFICATION

            9.01. INDEMNIFICATION FOLLOWING TERMINATION OF AGREEMENT.

            (a) BY YADKIN. Yadkin agrees that, in the event this Agreement is terminated for any reason and the transactions described in this Agreement are not consummated, it will indemnify, hold harmless and defend Main Street and Piedmont and their respective officers, directors, attorneys and financial advisors from and against any and all claims, disputes, demands, causes of action, suits or proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by Main Street or Piedmont:

                  (i) in connection with or which arise out of, result from, or are based upon (A) Yadkin's operations or business transactions or its relationship with any of its employees; or (B) Yadkin's failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

                  (ii) in connection with or which arise out of, result from, or are based upon any fact, condition or circumstance that constitutes a breach by Yadkin of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of Yadkin to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

                  (iii) in connection with or which arise out of, result from, or are based upon any information provided by Yadkin which is included in the Proxy Statement/Offering Circular and which information causes the Proxy Statement/Offering Circular, at the time of its


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mailing to Yadkin's shareholders and Main Street's shareholders, to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

            (b) BY MAIN STREET AND PIEDMONT. Main Street and Piedmont agree that, in the event this Agreement is terminated for any reason and the Merger is not consummated, it will indemnify, hold harmless and defend Yadkin and its officers, directors, attorneys and financial advisors from and against any and all claims, disputes, demands, causes of action, suits, proceedings of any third party (including any Regulatory Authority), together with all losses, damages, liabilities, obligations, costs and expenses of every kind and nature in connection therewith (including without limitation reasonable attorneys' fees and legal costs and expenses in connection therewith), whether known or unknown, and whether now existing or hereafter arising, which may be threatened against, incurred, undertaken, received or paid by Yadkin:

                  (i) in connection with or which arise out of, result from, or are based upon (A) Main Street's or Piedmont's operations or business transactions or its relationship with any of its employees; or (B) Main Street's or Piedmont's failure to comply with any statute or regulation of any federal, state or local government or agency (or any political subdivision thereof) in connection with the transactions described in this Agreement;

                  (ii) in connection with or which arise out of, result from, or are based upon any fact, condition or circumstance that constitutes a breach by Main Street or Piedmont of, or any inaccuracy, incompleteness or inadequacy in, any of its representations or warranties under or in connection with this Agreement, or any failure of Main Street or Piedmont to perform any of its covenants, agreements or obligations under or in connection with this Agreement; or,

                  (iii) in connection with or which arise out of, result from, or are based upon any information provided by Main Street or Piedmont which is included in the Proxy Statement/Offering Circular and which information causes the Proxy Statement/Offering Circular, at the time of its mailing to Yadkin's shareholders and Main Street's shareholders, to contain any untrue statement of a material fact or to omit any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not false or misleading.

      9.02. PROCEDURE FOR CLAIMING INDEMNIFICATION. If any matter subject to indemnification under this Article IX arises in the form of a claim (herein referred to as a "Third Party Claim") against Main Street, Piedmont or Yadkin, or their respective successors and assigns, or any of their respective subsidiary corporations, officers, directors, attorneys or financial advisors (collectively, the "Indemnitees"), the Indemnitee promptly shall give notice and details thereof, including copies of all pleadings and pertinent documents, to the party obligated for indemnification hereunder (the "Indemnitor"). Within 15 days of such notice, the Indemnitor either (i) shall pay the Third Party Claim either in full or upon agreed compromise; or (ii) shall notify the applicable Indemnitee that the Indemnitor disputes the Third Party Claim and intends to defend against it, and thereafter shall so defend and pay any adverse final judgment or


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award in regard thereto. Such defense shall be controlled by the Indemnitor and the cost of such defense shall be borne by it, except that the Indemnitee shall have the right to participate in such defense at its own expense and provided that the Indemnitor shall have no right in connection with any such defense or the resolution of any such Third Party Claim to impose any cost, restriction, limitation or condition of any kind that compromises the Indemnitee hereunder. In the case of an Indemnitee that is an officer, director, financial advisor or attorney of a party to this Agreement, then that party agrees that it shall cooperate in all reasonable respects in the defense of any such Third Party Claim, including making personnel, books and records relevant to the Third Party Claim available to the Indemnitor without charge therefor except for out-of-pocket expenses. If the Indemnitor fails to take action within 15 days as hereinabove provided or, having taken such action, thereafter fails diligently to defend and resolve the Third Party Claim, the Indemnitee shall have the right to pay, compromise or defend the Third Party Claim and to assert the indemnification provisions hereof. The Indemnitee also shall have the right, exercisable in good faith, to take such action as may be necessary to avoid a default prior to the assumption of the defense of the Third Party Claim by the Indemnitor.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

      10.01. SURVIVAL OF REPRESENTATIONS, WARRANTIES, INDEMNIFICATION AND OTHER AGREEMENTS.

            (a) REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS. None of the representations, warranties or agreements contained in this Agreement shall survive the effectiveness of the Merger and the Bank Merger, and no party shall have any right after the Effective Time to recover damages or any other relief from any other party to this Agreement by reason of any breach of representation or warranty, any nonfulfillment or nonperformance of any agreement contained herein, or otherwise.

            (b) INDEMNIFICATION. The parties' indemnification agreements and obligations pursuant to Paragraph 9.01 shall become effective only in the event this Agreement is terminated and shall survive any such termination, and neither of the parties shall have any obligations under Paragraph 9.01 in the event of or following consummation of the Merger and the Bank Merger.

      10.02. WAIVER. Any term or condition of this Agreement may be waived (except as to matters of regulatory approvals and other approvals required by law), either in whole or in part, at any time by the party which is, and whose shareholders are, entitled to the benefits thereof; provided, however, that any such waiver shall be effective only upon a determination by the waiving party (through action of its Board of Directors) that such waiver would not adversely affect the interests of the waiving party or its shareholders; and, provided further, that no waiver of any term or condition of this Agreement by any party shall be effective unless such waiver is in writing and signed by the waiving party, nor shall any such waiver be construed to be a waiver of any succeeding breach of the same term or condition or a waiver of any other or different term or condition. No failure or delay of any party to exercise any power, or to insist upon a strict compliance by any other party of any obligation, and no custom or practice at variance with any


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

terms hereof, shall constitute a waiver of the right of any party to demand full and complete compliance with such terms.

      10.03. AMENDMENT. This Agreement may be amended, modified or supplemented at any time or from time to time prior to the Effective Time, and either before or after its approval by the shareholders of Yadkin or the shareholders of Main Street, by an agreement in writing approved by the Boards of Directors of Main Street, Piedmont and Yadkin executed in the same manner as this Agreement; provided however, that, except with the further approval of Yadkin's shareholders and Main Street's shareholders of that change or as otherwise provided herein, following approval of this Agreement by Yadkin's shareholders and Main Street's shareholders no change may be made in the amount of consideration into which each share of Main Street Common Stock will be converted.

      10.04. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by courier, or by U.S. mail, first class postage prepaid, and addressed as follows:

IF TO YADKIN:                                 WITH COPY TO:

James N. Smoak                                Anthony Gaeta, Jr.
President and CEO                             Gaeta & Glesener, P.A.
Yadkin Valley Bank and Trust Company          808 Salem Woods Drive, Suite 201
209 North Bridge Street                       Raleigh, NC  27615
Elkin, NC  28621-3404

IF TO MAIN STREET OR PIEDMONT:                WITH COPY TO:

William A. Long                               Ronald D. Raxter
President and CEO                             Maupin Taylor & Ellis P.A.
Piedmont Bank                                 Highwoods Tower One, Suite 500
325 East Front Street                         3200 Beachleaf Court
Statesville, NC  28677-5906                   Raleigh, NC  27604

      10.05. FURTHER ASSURANCE. Yadkin, Piedmont and Main Street each agrees to furnish to each other party such further assurances with respect to the matters contemplated in this Agreement and their respective agreements, covenants, representations and warranties contained herein, including the opinion of legal counsel, as such other party may reasonably request.

      10.06. HEADINGS AND CAPTIONS. Headings and captions of the Paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part hereof.

      10.07. GENDER AND NUMBER. As used herein, the masculine gender shall include the feminine and neuter, the singular number, the plural, and vice versa, whenever such meanings are appropriate.


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

      10.08. ENTIRE AGREEMENT. This Agreement (including all schedules and exhibits attached hereto and all documents incorporated herein by reference) contains the entire agreement of the parties with respect to the transactions described herein and supersedes any and all other oral or written agreement(s) heretofore made, and there are no representations or inducements by or to, or any agreements between, any of the parties hereto other than those contained herein in writing.

      10.09. SEVERABILITY OF PROVISIONS. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforceability of any other provision or part hereof.

      10.10. ASSIGNMENT. This Agreement may not be assigned by any party hereto except with the prior written consent of each of the other parties hereto.

      10.11. COUNTERPARTS. Any number of counterparts of this Agreement may be signed and delivered, each of which shall be considered an original and which together shall constitute one agreement.

      10.12. GOVERNING LAW. This Agreement is made in and shall be construed and enforced in accordance with the laws of the State of North Carolina.

      10.13. PREVIOUSLY DISCLOSED INFORMATION. As used in this Agreement, "Previously Disclosed" shall mean the disclosure of information by Yadkin to Main Street and Piedmont, or by Main Street and Piedmont to Yadkin, in a letter delivered by the disclosing party or parties to the other parties prior to the date hereof, specifically referring to this Agreement, and arranged in paragraphs corresponding to the Paragraphs, Subparagraphs and items of this Agreement applicable thereto. Information shall be deemed Previously Disclosed for the purpose of a given Paragraph, Subparagraph or item of this Agreement only to the extent that a specific reference thereto is made in connection with disclosure of such information at the time of such delivery.

      10.14 BEST KNOWLEDGE. The terms "Best Knowledge" and "Knowledge" as used in this Agreement with reference to certain facts or information shall be deemed to refer to facts or information of which officers of Yadkin, or officers of Main Street or Piedmont, as the case may be, are consciously aware or of which they should have become consciously aware in the ordinary course of business and the performance of their management duties.

      10.15 INSPECTION.

            (a) Any right of Main Street or Piedmont under this Agreement to investigate or inspect the assets, books, records, files and other information of Yadkin in no way shall establish any presumption that Main Street or Piedmont should have conducted any investigation or that such right has been exercised by Main Street or Piedmont, their respective agents, representatives or others. Any investigations or inspections actually made by Main Street or Piedmont or their respective agents, representatives or others prior to the date of this Agreement or otherwise prior to the Effective Time shall not be deemed in any way in derogation or limitation of the covenants, representations and warranties made by or on behalf of Yadkin in this Agreement.

            (b) Any right of Yadkin under this Agreement to investigate or inspect the assets, books, records, files and other information of Main Street or Piedmont in no way shall establish any presumption that Yadkin should have conducted any investigation or that such right has been exercised by Yadkin, its respective agents, representatives or others. Any investigations or inspections actually made by Yadkin or its respective agents, representatives or others prior to the date of this Agreement or otherwise prior to the Effective Time shall not be deemed in any way in derogation or limitation of the covenants, representations and warranties made by or on behalf of Main Street or Piedmont in this Agreement.

      10.16. EXCLUSIVITY. Main Street and Piedmont will deal exclusively with Yadkin in connection with any merger or sale of Main Street or Piedmont and neither Main Street nor Piedmont nor any officers, employees, agents or representatives of Main Street or Piedmont will, directly or indirectly, without the prior written consent of Yadkin, solicit, encourage or initiate any offer or proposal from, engage in any discussion or negotiation with or provide any information to, any party or entity other than Yadkin or its representatives, regarding the sale or merger of Main Street or Piedmont. If Main Street or Piedmont does receive any proposal in respect of the foregoing, Main Street and Piedmont will immediately communicate to Yadkin the terms of such proposal. If
(i) Main Street or Piedmont breaches any provision of this Paragraph 10.16; (ii) the Merger is not consummated; and (iii) within twelve (12) months of the date of this Agreement (A) Main Street or Piedmont enters into an agreement with one or more persons or entities to acquire Main Street or Piedmont, merge with Main Street or Piedmont or acquire substantially all of the assets of Main Street or Piedmont (each an "Acquisition") or (B) an Acquisition is consummated, then Main Street or Piedmont will promptly pay to Yadkin a termination fee of One Million Dollars ($1,000,000).


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

           IN WITNESS WHEREOF, Yadkin, Piedmont and Main Street each has caused this Agreement to be executed in its name by its duly authorized officers and its corporate seal to be affixed hereto as of the date first above written.

                                            YADKIN VALLEY BANK AND TRUST COMPANY

[CORPORATE SEAL]
                                            By: /s/ James N. Smoak
                                                ___________________________

                                                James N. Smoak
                                                Chairman, CEO and President

ATTEST:

/s/ Lestine H. Hutchens
-------------------------------------
Secretary

                                            MAIN STREET BANKSHARES, INC.

[CORPORATE SEAL]
                                            By: /s/ William A. Long
                                               ___________________________

                                               William A. Long
                                               Chairman, CEO and President

ATTEST:

/s/ Patricia H. Wooten
-------------------------------------
Secretary

                                            PIEDMONT BANK

[CORPORATE SEAL]
                                            By: /s/ William A. Long
                                               ___________________________

                                               Willaim A. Long
                                               Chairman, CEO and President

ATTEST:

/s/ Patricia H. Wooten
-------------------------------------
Secretary

                                INDEX OF EXHIBITS

                            DOCUMENT                                    EXHIBIT
                            --------                                    -------
                         Plan of Merger                                    A

                       Plan of Bank Merger                                 B

       Positions of Officers and Directors of Main Street                  C
       BankShares, Inc. with Yadkin Valley Bank and Trust
                            Company

                                    EXHIBIT A

                                 PLAN OF MERGER
                                 BY AND BETWEEN
                      YADKIN VALLEY BANK AND TRUST COMPANY
                                       AND
                          MAIN STREET BANKSHARES, INC.

         1.01. NAMES OF MERGING CORPORATIONS. The names of the corporations proposed to be merged are Yadkin Valley Bank and Trust Company ("Yadkin") and Main Street BankShares, Inc. ("Main Street").

         1.02. NATURE OF TRANSACTION; PLAN OF MERGER. At the "Effective Time" specified in the Articles of Merger filed with the North Carolina Secretary of State, Main Street will be merged into and with Yadkin (the "Merger") as provided in this Plan of Merger.

         1.03 EFFECT OF MERGER; SURVIVING CORPORATION. At the Effective Time, and by reason of the Merger, the separate corporate existence of Main Street shall cease while the corporate existence of Yadkin, as the surviving corporation in the Merger, shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Merger. Following the Merger, Yadkin shall continue to operate as a North Carolina banking corporation and will conduct its business at its then legally established branch and main offices. The duration of the corporate existence of Yadkin, as the surviving corporation in the Merger, shall be perpetual and unlimited.

         1.04. ASSETS AND LIABILITIES OF MAIN STREET. At the Effective Time, and by reason of the Merger, and in accordance with applicable law, all of the property, assets and rights of every other kind and character of Main Street (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to Main Street, whether tangible or intangible) shall be transferred to and vest in Yadkin, and Yadkin shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of Main Street (including all trust and other fiduciary properties, powers and rights), all without any conveyance, assignment or further act or deed; and, Yadkin shall become responsible for all of the liabilities, duties and obligations of every kind, nature and description of Main Street (including duties as trustee or fiduciary) as of the Effective Time. By virtue of the Merger, Main Street's interest in and ownership of the outstanding shares of $5.00 par value common stock of its wholly-owned subsidiary, Piedmont Bank ("Piedmont") shall be transferred to and vest in Yadkin, and Piedmont shall become a wholly-owned subsidiary of Yadkin.

         1.05.    CONVERSION AND EXCHANGE OF STOCK.

                  (A) CONVERSION OF MAIN STREET STOCK. Except as otherwise provided in this Plan of Merger, at the Effective Time all rights of Main Street's shareholders with respect to all outstanding shares of Main Street's no par value common stock (the "Main Street Stock") shall cease to exist and, as consideration for and to effect the Merger, each such outstanding share shall be converted, without any action by Yadkin, Main Street or any Main Street shareholder, into the right to receive 1.68 shares of $5.00 par value common stock of Yadkin (the "Yadkin Stock") or $18.50, such that 70% of the outstanding shares of Main Street Stock are exchanged for Yadkin Stock at the exchange ratio of 1.68 shares of Yadkin Stock for each share of Main


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

Street Stock and such that 30% of the outstanding shares of Main Street Stock are exchanged for cash in the amount of $18.50 per share.

                  At the Effective Time, and without any action by Yadkin, Main Street or any Main Street shareholder, Main Street's stock transfer books shall be closed and there shall be no further transfers of Main Street Stock on its stock transfer books or the registration of any transfer of a certificate evidencing Main Street Stock (a "Main Street Certificate") by any holder thereof, and the holders of Main Street Certificates shall cease to be, and shall have no further rights as, stockholders of Main Street other than as provided in the Agreement. Following the Effective Time, Main Street Certificates shall evidence only the right of the registered holder thereof to receive certificates evidencing shares of Yadkin Stock or cash.

                  (B) EXCHANGE AND PAYMENT PROCEDURES; SURRENDER OF CERTIFICATES. As promptly as practicable, but not more than five business days following the Effective Time, Yadkin shall send or cause to be sent to each former Main Street shareholder of record immediately prior to the effective time written instructions and transmittal materials (a "Transmittal Letter") for use in surrendering Main Street Certificates to Yadkin or to an exchange agent appointed by Yadkin. Upon the proper surrender and delivery to Yadkin or its agent (in accordance with its instructions, and accompanied by a properly completed Transmittal Letter) by a former shareholder of Main Street of his or her Main Street Certificate(s), and in exchange therefore, Yadkin shall as soon as practicable issue and deliver to the shareholder certificates representing the Yadkin Stock into which the shareholder's Main Street Stock has been converted.

                  Subject to Paragraph 1.05(e) hereof, no Yadkin Stock shall be issued or delivered to any former Main Street shareholder unless and until such shareholder shall have properly surrendered to Yadkin or its agent the Main Street Certificate(s) formerly representing his or her shares of Main Street Stock, together with a properly completed Transmittal Letter. Further, until a former Main Street shareholder's Main Street Certificate(s) are so surrendered and certificates for the Yadkin Stock into which his or her Main Street Stock was converted at the Effective Time actually are issued to him or her, no dividend or other distribution payable by Yadkin with respect to that Yadkin Stock as of any date subsequent to the Effective Time shall be paid or delivered to the former Main Street shareholder. However, upon the proper surrender of the shareholder's Main Street Certificate, Yadkin shall pay to the shareholder the amount of any such dividends or other distributions that have accrued but remain unpaid with respect to the Yadkin Stock.

                  (C) ANTIDILUTIVE ADJUSTMENTS. If, prior to the Effective Time, Main Street or Yadkin shall declare any dividend payable in shares of Main Street Stock or Yadkin Stock or shall subdivide, split, reclassify or combine the presently outstanding shares of Main Street Stock or Yadkin Stock, then an appropriate and proportionate adjustment shall be made in the number of shares of Yadkin Stock to be issued in exchange for each of the shares of Main Street Stock and the amount of cash to be paid for each share of Main Street Stock.

                  (D) DISSENTERS. Any shareholder of Main Street who properly exercises the right of dissent and appraisal with respect to the Merger as provided in Section 55-13-02 of the North Carolina General Statutes ("Dissenters' Rights") shall be entitled to receive payment of the fair value of his or her shares of Main Street Stock in the manner and pursuant to the procedures provided therein. Shares of Main Street Stock held by persons who exercise Dissenter's Rights shall not be converted as described in Paragraph 1.05(a) hereof.

                  (E) LOST CERTIFICATES. Shareholders of Main Street whose Main Street Certificates have been lost, destroyed, stolen or otherwise are missing shall be entitled to receive the certificates evidencing Yadkin Stock to which they are entitled in accordance with and upon compliance with reasonable conditions imposed by Yadkin, including without limitation a requirement that those shareholders provide lost instruments indemnities or surety bonds in form, substance and amount satisfactory to Yadkin.

         1.06. ARTICLES OF INCORPORATION. The Articles of Incorporation and Bylaws of Yadkin in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Yadkin as the surviving corporation in the Merger. Three directors of Main Street, whose identities have been agreed upon by Main Street and Yadkin, shall be appointed to the Board of Directors of Yadkin, each to hold such office until removed as provided by law or until the election or appointment of their respective successors. The directors of Yadkin in office at the Effective Time shall continue to hold such offices until removed as provided by law or until the election or appointment of their respective successors. The officers of Main Street in office at the effective time shall be named to positions with Yadkin as agreed upon by Yadkin and Main Street.

         1.07. CLOSING; EFFECTIVE TIME. The closing of the Merger and other transactions contemplated by this Plan of Merger (the "Closing") shall take place at the offices of Yadkin, in Elkin, North Carolina, or at such other place as Yadkin shall designate, on a date mutually agreeable to Yadkin and Main Street (the "Closing Date") after expiration of any and all required waiting periods following the effective date of required approvals of the Merger by governmental or regulatory authorities (but in no event more than sixty (60) days following the expiration of all such required waiting periods).


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

                                    EXHIBIT B

                               PLAN OF BANK MERGER
                                 BY AND BETWEEN
                      YADKIN VALLEY BANK AND TRUST COMPANY
                                       AND
                                  PIEDMONT BANK

         1.01. NAMES OF THE MERGING CORPORATIONS. The names of the banking corporations proposed to be merged are Yadkin Valley Bank and Trust Company ("Yadkin") and Piedmont Bank ("Piedmont"). Yadkin, as parent corporation of Piedmont, is the owner of all of the issued and outstanding shares of capital stock of Piedmont.

         1.02. NATURE OF TRANSACTION; PLAN OF BANK MERGER. Subject to the provisions of this Plan of Merger, at the "Effective Time" specified in the Articles of Merger filed with the North Carolina Secretary of State, Piedmont will be merged into and with Yadkin (the "Bank Merger").

         1.03. EFFECT OF BANK MERGER; SURVIVING CORPORATION. At the Effective Time, and by reason of the Bank Merger, the separate corporate existence of Piedmont shall cease while the corporate existence of Yadkin, as the surviving corporation in the Bank Merger, shall continue with all of its purposes, objects, rights, privileges, powers and franchises, all of which shall be unaffected and unimpaired by the Bank Merger. Following the Bank Merger, Yadkin shall continue to operate as a North Carolina banking corporation and will conduct its business at the then legally established branch and main offices of Piedmont and Yadkin under the name "Yadkin Valley Bank and Trust Company," except in Piedmont's relevant market area, where it shall conduct its business under the name "Piedmont Bank." The duration of the corporate existence of Yadkin, as the surviving corporation in the Bank Merger, shall be perpetual and unlimited.

         1.04. ASSETS AND LIABILITIES OF PIEDMONT. At the Effective Time, and by reason of the Bank Merger, and in accordance with applicable law, all property, assets and rights of every kind and character of Piedmont (including without limitation all real, personal or mixed property, all debts due on whatever account, all other choses in action and every other interest of or belonging to or due to Piedmont, whether tangible or intangible) shall be transferred to and vest in Yadkin, and Yadkin shall succeed to all the rights, privileges, immunities, powers, purposes and franchises of a public or private nature of Piedmont (including all trust and other fiduciary properties, powers and rights), all without any conveyance, assignment or further act or deed; and, Yadkin shall become responsible for all other liabilities, duties and obligations of every kind, nature and description of Piedmont (including duties as trustee or fiduciary) as of the Effective Time.

         1.05. CANCELLATION OF PIEDMONT STOCK. At the Effective Time, all rights of Yadkin as sole shareholder of all of Piedmont's issued and outstanding shares of $5.00 par value common stock shall cease to exist and Yadkin shall receive no consideration for such shares of Piedmont, with such shares and all rights related thereto being canceled, terminated and extinguished.

         1.06. ARTICLES OF INCORPORATION, BYLAWS AND MANAGEMENT. The Articles of Incorporation and Bylaws of Yadkin in effect at the Effective Time shall be the Articles of Incorporation and Bylaws of Yadkin as the surviving corporation in the Bank merger.

         1.07. CLOSING; EFFECTIVE TIME. The closing of the Bank Merger and other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Yadkin, in Elkin, North Carolina, or at such other place as Yadkin shall designate, on a date mutually agreeable to Yadkin and Piedmont (the "Closing Date") after the expiration of any and all required waiting periods following the effective date of required approvals of the Bank Merger by governmental or regulatory authorities (but in no event more than sixty (60) days following the expiration of all such required waiting periods).

                                    EXHIBIT C

         The following officers and directors of Piedmont Bank shall be named to the positions with Yadkin Valley Bank and Trust Company indicated below, following the Effective Time:

                                                                 POSITION(S) WITH YADKIN VALLEY BANK
                                                                          AND TRUST COMPANY
                      NAME                                           FOLLOWING THE EFFECTIVE TIME
                      ----                                 -----------------------------------------------
              J. T. Alexander, Jr.                                             Director
              Dr. Ralph L. Bentley                                             Director
                William A. Long                            President, Chief Executive Officer and Director
                 Harry C. Spell                                                Director

                                                                      APPENDIX B

                                   ARTICLE 13.
                               DISSENTERS' RIGHTS.

             PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES.

SS. 55-13-01.  DEFINITIONS.

         In this Article:

         (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

         (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.

         (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S. 24-1.

         (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

         (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

         (7) "Shareholder" means the record shareholder or the beneficial shareholder. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371,
s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-02.  RIGHT TO DISSENT.

         (a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

                  (1) Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger whose shares are not affected under G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-11-03(g) or (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

                  (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

                  (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S. 55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;

                  (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) alters or abolishes a preferential right of the shares; (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization; or

                  (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

         (b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         (c) Notwithstanding any other provision of this Article, there shall be no right of shareholders to dissent from, or obtain payment of the fair value of the shares in the event of, the corporate actions set forth in subdivisions (1), (2), or (3) of subsection (a) of this section if the affected shares are any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealer, Inc., or (ii) held by at least 2,000 record shareholders. This subsection does not apply in cases in which either:

                  (1) The articles of incorporation, bylaws, or a resolution of the board of directors of the corporation issuing the shares provide otherwise; or

                  (2) In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for the shares anything except:

                           a.       Cash;

                           b.       Shares, or shares and cash in lieu of
fractional shares of the surviving or acquiring corporation, or of any other corporation which, at the record date fixed to determine the shareholders entitled to receive notice of and vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by at least 2,000 record shareholders; or

                           c.       A combination of cash and shares as set
forth in sub-subdivisions a. and b. of this subdivision. (1925, c. 77, s. 1; c. 235; 1929, c. 269; 1939, c. 279; 1943, c. 270; G.S., ss. 55-26, 55-167; 1955, c.
1371, s. 1; 1959, c. 1316, ss. 30, 31; 1969, c. 751, ss. 36, 39; 1973, c. 469,
ss. 36, 37; c. 476, s. 193; 1989, c. 265, s. 1; 1989 (Reg. Sess., 1990), c.
1024, s. 12.18; 1991, c. 645, s. 12; 1997-202, s. 1.)

SS. 55-13-03.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

         (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

         (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

                  (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                  (2) He does so with respect to all shares of which he is the beneficial shareholder. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167;
1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c.
265, s. 1.)

SS.SS. 55-13-04 TO 55-13-19.  Reserved for future codification purposes.

              PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.

SS. 55-13-20.  NOTICE OF DISSENTERS' RIGHTS.

         (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this Article and be accompanied by a copy of this Article.

         (b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S. 55-13-22.


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         (c)      If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action. (1925, c. 77, s. 1, c. 235; 1929, c. 269; 1939, c. 5, c. 279; 1943, c. 270; G.S., ss. 55-26, 55-165, 55-167;
1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c.
265. s. 1.)

SS. 55-13-21.  NOTICE OF INTENT TO DEMAND PAYMENT.

         (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

                  (1) Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                  (2) Must not vote his shares in favor of the proposed action.

         (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c.
751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-22.  DISSENTERS' NOTICE.

         (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is authorized at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

         (b) The dissenters' notice must be sent no later than 10 days after shareholder approval, or if no shareholder approval is required, after the approval of the board of directors, of the corporate action creating dissenters' rights under G.S. 55-13-02, and must:

                  (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

                  (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  (3)      Supply a form for demanding payment;

                  (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is mailed; and


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                  (5)      Be accompanied by a copy of this Article. (1925, c.
77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s.
39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1; 1997-485, s. 4.)

SS. 55-13-23.  DUTY TO DEMAND PAYMENT.

         (a) A shareholder sent a dissenters' notice described in G.S. 55-13-22 must demand payment and deposit his share certificates in accordance with the terms of the notice.

         (b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

         (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55- 167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973,
c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-24.  SHARE RESTRICTIONS.

         (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

         (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action. (1925, c. 77, s. 1;1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c.
751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-25.  PAYMENT.

         (a) As soon as the proposed corporate action is taken, or within 30 days after receipt of a payment demand, the corporation shall pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment.

         (b)      The payment shall be accompanied by:

                  (1) The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;

                  (2) An explanation of how the corporation estimated the fair value of the shares;

                  (3)      An explanation of how the interest was calculated;

                  (4) A statement of the dissenter's right to demand payment under G.S. 55-13-28; and


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

                  (5)      A copy of this Article. (1925, c. 77, s. 1; 1943, c.
270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469,
ss. 36, 37; 1989, c. 265, s. 1; c. 770, s. 69; 1997-202, s. 2.)

SS. 55-13-26.  FAILURE TO TAKE ACTION.

         (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

         (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s.
1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-27.  RESERVED FOR FUTURE CODIFICATION PURPOSES.

SS. 55-13-28. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH CORPORATION'S PAYMENT OR FAILURE TO PERFORM.

         (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of the amount in excess of the payment by the corporation under G.S. 55-13-25 for the fair value of his shares and interest due, if:

                  (1) The dissenter believes that the amount paid under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;

                  (2) The corporation fails to make payment under G.S. 55-13-25; or

                  (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

         (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision (a)(1) within 30 days after the corporation made payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39;
1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1; 1997-202, s. 3.)

SS. 55-13-29.  RESERVED FOR FUTURE CODIFICATION PURPOSES.


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                      PART 3. JUDICIAL APPRAISAL OF SHARES.

SS. 55-13-30.  COURT ACTION.

         (a) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the earlier of (i) the date payment is made under G.S. 55-13-25, or (ii) the date of the dissenter's payment demand under G.S. 55-13-28 by filing a complaint with the Superior Court Division of the General Court of Justice to determine the fair value of the shares and accrued interest. A dissenter who takes no action within the 60-day period shall be deemed to have withdrawn his dissent and demand for payment.

         (b)      Reserved for future codification purposes.

         (c) The court shall have the discretion to make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the complaint. Nonresidents may be served by registered or certified mail or by publication as provided by law.

         (d) The jurisdiction of the superior court in which the proceeding is commenced under subsection (a) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. The proceeding shall be tried as in other civil actions. However, in a proceeding by a dissenter in a corporation that was a public corporation immediately prior to consummation of the corporate action giving rise to the right of dissent under G.S. 55-13-02, there is no right to a trial by jury.

         (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39;
1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1; 1997-202, s. 4; 1997-485, ss. 5,
5.1.)

SS. 55-13-31.  COURT COSTS AND COUNSEL FEES.

         (a) The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

         (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                  (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or

                  (2) Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

         (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973,
c. 469, ss. 36, 37; 1989, c. 265, s. 1.)


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                                                                      APPENDIX C

                           STERNE, AGEE & LEACH, INC.
                             INVESTMENTS SINCE 1901

                            [YADKIN FAIRNESS OPINION]

                                                                      APPENDIX D

                          MAIN STREET FAIRNESS OPINION

                          MAIN STREET BANKSHARES, INC.
                  325 EAST FRONT STREET, STATESVILLE, NC 28677

                    APPOINTMENT OF PROXY SOLICITED ON BEHALF
            OF THE BOARD OF DIRECTORS OF MAIN STREET BANKSHARES, INC.
                 FOR THE ANNUAL MEETING TO BE HELD JULY 9, 2002

                  INSTRUCTIONS

         HOW TO COMPLETE THIS APPOINTMENT. The shares represented by this Appointment of Proxy will be voted as you direct below.

         - If you wish to vote in accordance with the recommendations of the Board of Directors, you need only sign below without marking any boxes.

         -        If you wish to vote in another way, mark the appropriate box.

         - If you do not mark any boxes, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND MERGER BY AND BETWEEN THE YADKIN VALLEY BANK AND TRUST COMPANY AND MAIN STREET BANKSHARES, INC. AND PIEDMONT BANK, FOR ALL DIRECTOR NOMINEES LISTED BELOW, AND SHOULD OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THEY WILL VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         WHAT WILL HAPPEN IF YOU DO NOT RETURN THIS APPOINTMENT OF PROXY OR ATTEND THE MEETING. If you do not return this Appointment of Proxy or attend the meeting and vote in person, your shares will have the same effect as votes AGAINST the agreement and plan of reorganization and merger.

         TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING: Because business can be transacted at the meeting only if a quorum is present, it is important that you sign and return this Appointment of Proxy even if you plan to attend the meeting. If you wish to vote differently, revoke the Appointment of Proxy when you arrive.

         HOW TO REVOKE THIS APPOINTMENT OF PROXY. You may revoke this Appointment of Proxy any time before it is exercised by the Proxies. To do so, you may either (1) file an Appointment of Proxy dated at a later time with the Company Secretary, or (2) attend the meeting and tell the Secretary that you wish to vote in person.

         HOW TO SIGN AND RETURN THIS APPOINTMENT OF PROXY. Whether or not you plan to attend the Annual Meeting, please sign below exactly as your name appears on the stock certificate and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. Then return this Appointment of Proxy in the enclosed envelope. No postage is necessary if you mail it in the United States.

         BOARD RECOMMENDATION. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND MERGER BY AND BETWEEN THE YADKIN VALLEY BANK AND TRUST COMPANY AND MAIN STREET BANKSHARES, INC. AND PIEDMONT BANK; AND FOR ELECTION OF THE DIRECTOR NOMINEES LISTED BELOW.

         APPOINTMENT OF PROXY: The undersigned shareholder of Main Street BankShares, Inc., a North Carolina corporation (the "Company"), hereby appoints Edwin E. Laws and Kristi A. Eller, or either of them (the "Proxies"), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 9, 2002, at 11:00 a.m. local time, at the Statesville Civic Center, 300 South Center Street, Statesville (Iredell County), North Carolina, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, upon the proposals set forth herein and described in the Joint Proxy Statement/Offering Circular, and in their discretion with respect to such other matters that may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting, or any adjournment thereof, then that one shall have and may exercise all the powers hereby conferred.

                -- PLEASE COMPLETE AND SIGN ON THE OTHER SIDE --

                       -- CONTINUED FROM THE OTHER SIDE --

         The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

1. APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND MERGER BY AND BETWEEN YADKIN VALLEY BANK AND TRUST COMPANY AND MAIN STREET BANKSHARES, INC. AND PIEDMONT BANK:

         [ ] FOR                [ ] AGAINST                 [ ] ABSTAIN

2. ELECTION OF DIRECTORS: Four directors to serve until completion of the Merger, or, in the event the Merger is not approved, for four-year terms expiring at the Annual Meeting of Shareholders in 2006.
         INSTRUCTIONS: TO VOTE FOR SOME NOMINEES BUT NOT OTHERS, CROSS OUT THE NAME(S) OF THOSE FOR WHOM YOU DO NOT WISH TO VOTE.

   J.T. Alexander, Jr.   Ralph L. Bentley   Joseph L. Bertolami   Harry C. Spell

         [ ] FOR all nominees listed above (except as crossed out).

         [ ] WITHHOLD authority to vote for all nominees listed above.

3.       OTHER BUSINESS:

         THE PROXIES MAY VOTE MY SHARES IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.



                             ------------------------------
                             Signature of Shareholder



                             ------------------------------
                             Signature of Shareholder


                             Date:                      , 2002
                                   ---------------------